UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter: Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2009

Date of reporting period: December 23, 2008 (commencement of operations) — October 31,
2009

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOLS
(CLASS A SHARES)
100 Fund: PARTX
300 Fund: PTRNX

Putnam Absolute Return 100 and 300 Funds

Annual report
10 | 31 | 09

A world of investing.™

Putnam INVESTMENTS

ABSOLUTE RETURN FUNDS are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Absolute Return
100 and 300
Funds

Annual report
10 | 31 | 09

Message from the Trustees	1
About the funds	2
Performance and portfolio snapshots	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	9
Your fund’s expenses	11
Terms and definitions	13
Trustee approval of management contract	14
Other information for shareholders	21
Financial statements	22
Federal tax information	54
About the Trustees	55
Officers	59

Message from the Trustees

Dear Fellow Shareholder:

The stock market’s performance since March has helped restore investor confidence and rebuild portfolios. While this upward trend is welcome, investors should not be surprised if this rate of appreciation levels off in coming months. Time-tested investment principles, such as diversification, asset allocation, and a long-term perspective, apply now more than ever.

In this improved climate, we are pleased to report that many Putnam mutual funds have delivered strong and competitive results over the past year. This performance reflects the intense efforts of an investment team infused with a determination to excel and strengthened by the arrival of several senior portfolio managers, research analysts, and traders.

In another development, Charles E. “Ed” Haldeman, Jr. has stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds to become Chief Executive Officer of the Federal Home Loan Mortgage Corporation (FHLMC), also known as Freddie Mac. Effective July 2009, Robert L. Reynolds, President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

We would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly fee changes, at this fall’s Putnam Funds’ shareholder meetings. We also would like to take this opportunity to welcome new shareholders to the funds and to thank all our investors for your continued confidence in Putnam.

Respectfully yours,

John A. Hill
Chairman of the Trustees

December 15, 2009

About the funds

Pursuing positive returns with less volatility

In response to the considerable financial market volatility investors have experienced in recent years, Putnam Absolute Return Funds are designed to provide innovative diversification to portfolios.

Putnam Absolute Return Funds differ from traditional relative return funds in three important ways. First, absolute return funds pursue positive returns with less volatility over periods of three years or more. Most traditional funds seek outperformance relative to an asset-class benchmark, and their returns may be negative when the benchmark declines. Second, to reduce volatility, absolute return funds isolate and mitigate specific risks that could cause negative results. Third, absolute return funds have the flexibility to invest in a wide range of securities from sectors and markets around the world, and can adjust the mix of investments as market opportunities change. In short, absolute return funds are less constrained than funds that focus on outperforming a traditional stock or bond benchmark.

In addition to these features, Putnam Absolute Return 100 Fund and 300 Fund are backed by Putnam’s comprehensive fixed-income investment resources. Nearly 80 bond experts cover every fixed-income sector in global markets. They use advanced risk management techniques, such as active trading strategies designed to exploit market inefficiencies. These tools can help mitigate downside risk and potentially help the funds outperform general markets during flat or negative market conditions.

Putnam has years of experience managing absolute return strategies for institutional investors. Our investment teams have deep expertise and a wide range of tools available for pursuing each fund’s targeted return.

Consider these risks before investing: Asset allocation decisions may not always be correct and may adversely affect fund performance. Use of leverage through derivatives to increase exposure to asset classes could increase this risk by magnifying the impact of underperforming asset classes. Leverage also involves other risks. International investments carry risks of volatile currencies, economies, and governments. Emerging-market securities also carry the risk of illiquidity. Bonds are affected by changes in interest rates, credit conditions, and inflation. As interest rates rise, prices of bonds fall. Long-term bonds are more sensitive to interest-rate risk than short-term bonds. Lower-rated bonds may offer higher yields in return for more risk. Unlike bonds, bond funds have ongoing fees and expenses. The fund will likely underperform general securities markets during periods of strong positive market performance. Additional risks are listed in the funds’ prospectus.

Recurring volatility shows the
need for innovative funds

There are a number of reasons why stocks and bonds experience setbacks from time to time. That is why it is important to diversify a portfolio with an absolute return fund that pursues positive returns regardless of market direction, and seeks to reduce volatility through flexibility, a wide range of securities, and progressive risk management tools. Consider how these events have affected stock and bond prices over the years:

Inflation The Consumer Price Index rose 12.4% in 1980, and long-term government bonds fell 3.95%. (Source: Ibbotson Long-Term U.S. Government Total Return Index.)

Market panics On Black Monday, October 19, 1987, the Dow Jones Industrial Average plunged 23% in one day.

Global conflicts After the September 11 attacks in 2001, the Dow dropped 7.1% when the stock market reopened days later.

Financial crises After the Lehman Brothers’ collapse in September 2008, stocks, bonds, and global markets fell, and even investment-grade bonds lost value, declining 2.4% in October. (Source: Barclays Capital Aggregate Bond Index.)

Data is historical. Fund performance is shown for class A shares at net asset value. Had sales charge been reflected, returns would have been lower. Past performance is not a guarantee of future results. The S&P 500 Index is an unmanaged index of common stock performance. The BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Indexes assume reinvestment of all distributions and do not have a sales charge. It is not possible to invest directly in an index. The securities in the Putnam funds will differ from those in the index, and the funds’ performance will differ in accordance with the funds’ objective. For the first nine weeks of 2009 (12/31/08–3/09/09), the S&P 500 returned –24.63%. U.S. government bond performance is represented by the Barclays Capital Government Bond Index. The source of the economic data is the U.S. Bureau of Economic Analysis.

As stocks went up and down, and Treasury bills were flat, Putnam Absolute Return
100 Fund and 300 Fund stayed on track toward their targets.

2	3

Performance and
portfolio snapshots

Total return (%) comparison as of 10/31/09

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 3.25%; had they, returns would have been lower. See pages 5 and 9–11 for additional performance information. For a portion of the period, these funds may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. To obtain the most recent month-end performance, visit putnam.com.

Allocations are represented as a percentage of total investment portfolio value and include derivative instruments. These may differ from allocations shown later in this report. Holdings and allocations may vary over time.

4

Interview with your
fund’s portfolio manager

Rob Bloemker

Rob, how did Putnam Absolute Return 100 Fund and 300 Fund perform from inception on December 23, 2008, through October 31, 2009?

In the second half of the fiscal year, the funds remained steadily on track toward their return targets, with very low volatility. In fact, fund returns for the fiscal year were above the levels that we established as a three-year goal. Putnam Absolute Return 100 Fund’s class A shares posted a return of 3.22% at net asset value. This compares with the BofA Merrill Lynch U.S. Treasury Bill Index result of 0.28%, which is the funds’ proxy for inflation. This means the fund outperformed by 2.94%, rather than 1.00%, which is its target outperformance margin. Similarly, class A shares of Putnam Absolute Return 300 Fund returned 6.52%, an advantage of 6.24%, more than twice its 3.00% target outperformance margin. It’s important to put this in context, because 2009 has offered unusually strong performance opportunities and Treasury bill rates were atypically low. At the same time, I want to point out, because it is an essential feature of our strategy, that the funds had low volatility.

What factors contributed to this strong performance?

The 100 Fund and 300 Fund focused on fixed-income holdings and cash. Three factors contributed to positive returns. First, we allocated money to high-quality, short-maturity mortgage-backed credits, particularly AAA-rated commercial mortgage-backed securities [CMBS] and nonagency residential mortgage-backed securities [RMBS]. Second, our positions in corporate credits, which had short durations and some of which were guaranteed by the Federal Deposit Insurance Corporation [FDIC], performed well. Third, we had profitable positions in securities that benefited from falling mortgage prepayment risk.

Why did these strategies perform well?

Generally speaking, market prices became divorced from fundamentals during the financial crisis in 2008. Many fixed-income securities offered low prices and attractive yields in early 2009, as we began putting together the portfolios. For example, prices of CMBS and RMBS in the portfolio were quite attractive, in our view, because many investors were selling them due to the perceived risk that many mortgage payers would default. Our fundamental research indicated that the prices of these bonds reflected the anticipation of defaults far greater than was reasonable, even though we also had pessimistic assumptions for the economy. It turned out that we were correct. The portfolio did not experience

This comparison shows the funds’ performance in the context of broad market indexes for the period from 12/23/08 (commencement of operations) to 10/31/09. See the previous page and pages 9–11 for additional fund performance information. Index descriptions can be found on page 13. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

5

defaults, and the security prices rose as the market stabilized. The corporate credits benefited from similar forces — these securities offered attractive yields despite the guarantees from the FDIC. They provided a source of returns with little credit risk.

It’s also important to recognize the monetary and fiscal policies that were established earlier in 2009. The Fed reduced short-term interest rates to virtually zero in December 2008, and in March launched a program known as quantitative easing, by beginning to purchase government and agency debt. The goal has been to provide stimulus to the economy and liquidity to the financial markets, especially the credit markets. Also, two programs, the Fed’s Term Asset-Backed Securities Loan Facility [TALF] and the Treasury’s Public-Private Investment Program [PPIP], were helpful. The TALF provides credit to businesses and consumers to make up for some of the shortfall in bank lending, and the PPIP has rekindled trading of some of the underperforming mortgage-backed bonds that initially triggered the financial crisis. The good news is that the policy mix seems to have worked, at least in terms of eliminating the worst-case scenarios, and that has created a robust response in financial markets.

The prepayment strategy worked because prepayments remained below average during the period. With a mortgage-backed bond, prepayment is a risk because it deprives investors of the future cash flows they expect. But when housing sales remain weak, as they did this year, prepayments remain low, and the interest payments on mortgages stretch out over a longer-than-expected horizon. We held positions in interest-only [IO] securities — the portion of a mortgage payment that represents interest rather than principal. These perform particularly well when prepayments are below expectations.

IN THE NEWS

It is an interest rate for the record books, and may be with us for some time. The Fed (Federal Reserve Board), responsible for implementing U.S. monetary policy, sets short-term interest rates through changes to the federal funds rate, the interest rate at which banks loan funds to other banks, usually on an overnight basis. Since December 2008, the federal funds rate has been near an all-time low of 0% as the U.S. government works to restore liquidity to the credit market. The federal funds rate began at 1.13% in 1954 and hit a high of 22.36% in 1981. After its most recent meeting in November, the Fed stated that economic conditions “are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

100 Fund	300 Fund
Top 10 holdings	Top 10 holdings

HOLDING (percentage of fund’s net assets)	HOLDING (percentage of fund’s net assets)

Short-term investments (73.1%)	Short-term investments (61.0%)
Goldman Sachs Group, Inc. FDIC guaranteed notes 1.625s, 2011 (0.7%)	Freddie Mac IFB Ser. 3530, Class CS, IO, 5.805s, 2039 (1.2%)
Government National Mortgage Association IFB Ser. 09-76, Class SA, IO,	JPMorgan Chase Commercial Mortgage Securities Corp. FRB Ser. 07-LD11,
6.655s, 2039 (0.6%)	Class A2, 5.803s, 2049 (1.0%)
Government National Mortgage Association IFB Ser. 07-59, Class SD, IO,	Government National Mortgage Association IFB Ser. 09-76, Class SA, IO,
6.225s, 2037 (0.5%)	6.655s, 2039 (0.9%)
Freddie Mac IFB Ser. 3530, Class CS, IO, 5.805s, 2039 (0.5%)	Government National Mortgage Association IFB Ser. 07-59, Class SD, IO,
6.225s, 2037 (0.9%)
Morgan Stanley FDIC guaranteed notes 2s, 2011 (0.5%)	Goldman Sachs Group, Inc. FDIC guaranteed notes 1.625s, 2011 (0.8%)
JPMorgan Chase Commercial Mortgage Securities Corp. FRB Ser. 07-LD11,	Fannie Mae IFB Ser. 05-59, Class KS, IO, 6.456s, 2035 (0.8%)
Class A2, 5.803s, 2049 (0.5%)
Fannie Mae IFB Ser. 05-59, Class KS, IO, 6.456s, 2035 (0.5%)	Government National Mortgage Association IFB Ser. 07-18, Class S, IO,
6.555s, 2037 (0.8%)
JPMorgan Chase & Co. FDIC guaranteed notes 2.625s, 2010 (0.5%)	Government National Mortgage Association IFB Ser. 03-11, Class S, IO,
6.305s, 2033 (0.7%)
General Electric Capital Corp. FDIC guaranteed notes 1.625s, 2011 (0.5%)	Wachovia Bank Commercial Mortgage Trust FRB Ser. 07-C32, Class A2,
5.735s, 2049 (0.7%)

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 10/31/09. Holdings will vary over time.

6

Did these strategies also contribute to maintaining low volatility?

Yes. While there were many fixed-income sectors with very strong results this year, the market has been fairly volatile, and long-term interest rates actually rose this year and prices of long-term Treasuries fell. In this environment, we targeted specific risks and reduced them. I already mentioned how we managed credit risk. To manage interest-rate risk, we kept the funds’ average duration at approximately zero. Duration is a measure of a fund’s sensitivity to interest-rate changes. The duration of the bond market in general is about 4 to 5 years, but we emphasized securities in the 2- to 3-year range and also used derivatives contracts to reduce interest-rate risk even further, to zero. By comparison, in most fixed-income funds, duration is positive and rising interest rates cause a setback.

Cash was another tool we used to keep volatility low. We could keep a large portion of assets in stable cash investments because the return opportunities were so substantial in the fixed-income securities held by the funds. We did not need to devote a lot of assets to these securities to advance the funds toward their return targets.

What were the differences in strategy between the 100 Fund and the 300 Fund?

There was no difference in strategies, only a difference in proportions. With the higher return target of the 300 Fund, we maintained a somewhat smaller cash position and larger weightings in mortgage-backed, corporate credits, and IOs. Conversely, the 100 Fund held more cash and smaller weightings in fixed-income securities.

Have there been any new developments in the market that affect your strategies?

As I mentioned, government intervention has helped fixed-income markets this year, as the Fed’s quantitative easing program, along with the TALF and PPIP, restored stability and nurtured a recovery. As a result, yield spreads — the difference in yield between fixed-income securities and safe-haven Treasuries — have narrowed, a sign that the market is recovering. We think this has made corporate credits relatively less attractive, so we have shifted some assets out of corporate credits and into mortgage-backed securities.

Today, we are looking for changes on the horizon. Recently, the Fed has announced that it will be removing stimulus from the economy. It plans to stop its program of quantitative easing at the end of March 2010, and this should put upward pressure on interest rates. As a result, as we invest in securities, we will seek to fully hedge out unwanted duration risk.

The economy returned to growth in the third quarter, between July and September. Does this suggest credit risk will decrease in the bond market?

Although the economy is growing again, it is weak enough that credit risk will remain high in the market, and we do not plan to reduce the credit quality of the portfolios. As an

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of the fund’s total investment portfolio value and include derivative instruments. Holdings will vary over time.

7

example, the funds hold very little below-investment-grade, high-yield bonds. Favoring high-quality securities at this time is one of our measures to avoid unwanted volatility.

The news media is devoting a great deal of attention to inflation risk. What is your view?

The worry about inflation in the near term is excessive, we believe. However, it will be a greater risk over time. When it comes, the transition to an inflationary environment could happen quickly, and so we plan to keep the funds’ duration close to zero. We expect to continue using interest-rate swap contracts and Treasury futures to seek to hedge out interest-rate risk.

What is your outlook for pursuing the absolute return targets?

The return opportunities remain strong enough in fixed-income markets that we believe the funds can continue to meet their performance targets with very low risk exposures. Even as we invest the cash in securities with higher potential returns, we expect to keep our measures in place to reduce interest-rate risk and credit risk. We expect a different set of opportunities to develop in the new fiscal year. For example, we believe European bonds offer attractive yields. With the flexibility of our innovative absolute return mandate, we can pursue these opportunities and a variety of others.

Rob, thanks for discussing the funds today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the funds for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Rob Bloemker is Head of Fixed Income at Putnam. He has a B.S. and a B.A. from Washington University. Rob joined Putnam in 1999 and has been in the investment industry since 1988.

In addition to Rob, your fund’s portfolio managers are Carl Bell, D. William Kohli, Kevin Murphy, Michael Salm, Paul Scanlon, and Raman Srivastava.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of the fund’s total investment portfolio value and include derivative instruments. Holdings will vary over time.

8

Your fund’s performance

This section shows each fund’s performance, price, and distribution information for the period ended October 31, 2009, the end of its first fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the funds’ current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents performance since the funds’ inception date of December 23, 2008. Past performance does not guarantee future results, and the short-term results of relatively new funds are not necessarily indicative of their long-term prospects. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

100 Fund

Fund performance Total return for the period ended 10/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(12/23/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	3.22%	–0.17%	2.71%	–0.29%	2.61%	1.61%	3.12%	1.10%	3.02%	3.42%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 3.25% and 2.00% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 3% in the first year, declining to 1% in the fourth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the period, this fund may have limited expenses, without which returns would have been lower.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Fund price and distribution information For the period ended 10/31/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.002		$0.001	$0.001	$0.002		$0.002	$0.002

Capital gains	—		—	—	—		—	—

Total	$0.002		$0.001	$0.001	$0.002		$0.002	$0.002

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

12/23/08 *	$10.00	$10.34	$10.00	$10.00	$10.00	$10.20	$10.00	$10.00

10/31/09	10.32	10.67	10.27	10.26	10.31	10.52	10.30	10.34

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Inception date of the fund.

Fund performance as of most recent calendar quarter Total return for the period ended 9/30/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(12/23/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	2.72%	–0.66%	2.21%	–0.79%	2.11%	1.11%	2.62%	0.61%	2.52%	2.92%

9

300 Fund

Fund performance Total return for the period ended 10/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(12/23/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	6.52%	3.02%	6.01%	3.01%	5.91%	4.91%	6.32%	4.24%	6.22%	6.72%

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 3.25% and 2.00% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 3% in the first year, declining to 1% in the fourth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the period, this fund may have limited expenses, without which returns would have been lower.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Fund price and distribution information For the period ended 10/31/09

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		1	1	1		1	1

Income	$0.002		$0.001	$0.001	$0.002		$0.002	$0.002

Capital gains	—		—	—	—		—	—

Total	$0.002		$0.001	$0.001	$0.002		$0.002	$0.002

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

12/23/08 *	$10.00	$10.34	$10.00	$10.00	$10.00	$10.20	$10.00	$10.00

10/31/09	10.65	11.01	10.60	10.59	10.63	10.85	10.62	10.67

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Inception date of the fund.

Fund performance as of most recent calendar quarter Total return for the period ended 9/30/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(12/23/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	5.52%	2.05%	5.01%	2.01%	4.91%	3.91%	5.32%	3.26%	5.22%	5.72%

Change in the value of a $10,000 investment ($9,675 after sales charge) Cumulative total return from 12/23/08 to 10/31/09

100 Fund: Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $9,971 and $10,161, respectively, after contingent deferred sales charges. A $10,000 investment in the fund’s class M shares ($9,800 after sales charge) would have been valued at $10,110 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $10,302 and $10,342, respectively.

300 Fund: Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $10,301 and $10,491, respectively, after contingent deferred sales charges. A $10,000 investment in the fund’s class M shares ($9,800 after sales charge) would have been valued at $10,424 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $10,622 and $10,672, respectively.

10

Comparative index returns For the period ended 10/31/09

	BofA Merrill Lynch U.S. Treasury Bill Index	Barclays Capital Aggregate Bond Index	S&P 500 Index

Life of fund	0.28%	6.52%	22.61%

Index results should be compared to fund performance at net asset value.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

100 Fund

Estimated net expenses for the first fiscal year
ended 10/31/09*	1.25%	1.85%	2.00%	1.40%	1.50%	1.00%

Estimated total annual operating expenses for the
first fiscal year ended 10/31/09	1.66%	2.26%	2.41%	1.81%	1.91%	1.41%

Annualized expense ratio for the six-month
period ended 10/31/09 †	1.11%	1.71%	1.86%	1.26%	1.36%	0.86%

300 Fund

Estimated net expense for the first fiscal
year ended 10/31/09*	1.35%	1.95%	2.10%	1.50%	1.60%	1.10%

Estimated total annual operating expenses for the
first fiscal year ended 10/31/09	1.82%	2.42%	2.57%	1.97%	2.07%	1.57%

Annualized expense ratio for the six-month
period ended 10/31/09 †	1.21%	1.81%	1.96%	1.36%	1.46%	0.96%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 10/31/10. Putnam Management and the fund’s Board of Trustees subsequently agreed, effective 8/1/09, to replace the fund’s then-current expense limitation with a new expense limitation arrangement in effect through at least 7/31/10.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on current fiscal period data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Absolute Return 100 Fund and Putnam Absolute Return 300 Fund from May 1, 2009, to October 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

100 Fund

Expenses paid per $1,000 *†	$5.67	$8.72	$9.48	$6.43	$6.94	$4.39

Ending value (after expenses)	$1,025.90	$1,022.90	$1,021.90	$1,024.90	$1,024.90	$1,026.80

300 Fund

Expenses paid per $1,000 *†	$6.26	$9.35	$10.12	$7.03	$7.55	$4.97

Ending value (after expenses)	$1,052.40	$1,049.50	$1,048.50	$1,051.40	$1,050.50	$1,053.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/09. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2009, use the following calculation method. To find the value of your investment on May 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

100 Fund

Expenses paid per $1,000 *†	$5.65	$8.69	$9.45	$6.41	$6.92	$4.38

Ending value (after expenses)	$1,019.61	$1,016.59	$1,015.83	$1,018.85	$1,018.35	$1,020.87

300 Fund

Expenses paid per $1,000 *†	$6.16	$9.20	$9.96	$6.92	$7.43	$4.89

Ending value (after expenses)	$1,019.11	$1,016.08	$1,015.32	$1,018.35	$1,017.85	$1,020.37

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/09. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of each fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 3.25% maximum sales charge for class A shares and 2.00% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 3% maximum during the first year to 1% during the fourth year. After the fourth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Government Bond Index is an unmanaged index of U.S. Treasuries and government agency securities.

BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

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Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June  12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2009. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on theirconsideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and

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its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances  —for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for funds in your fund’s Lipper category. The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had only recently commenced operations.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses

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and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund (although not your fund) over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds. Because your fund had only recently commenced operations, only limited fund performance information was available to the Trustees when they approved the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Fiduciary Trust Company entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’ pending review of Putnam’s strategic pricing proposal.

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In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

The proposed management contracts are subject to shareholder approval. The Trustees called a shareholder meeting for your fund to take place on November  19, 2009, and recommended that shareholders approve the proposed contract. This meeting was adjourned to a later date.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

Name of Fund	Proposed Effective Contractual Rate	Current Effective Contractual Rate	Difference

Putnam Absolute Return 100 Fund	0.492%	0.550%	(0.058)%
Putnam Absolute Return 300 Fund	0.592%	0.650%	(0.058)%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under

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the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds, such as your fund, that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

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After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund because your fund already has such adjustments in place) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased

19

in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, your fund is subject to expense limitations of 37.5 basis points on the category of shareholder servicing fees and 20 basis points on the general category of other ordinary operating expenses.

20

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the funds’ Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2009, Putnam employees had approximately $303,000,000 and the Trustees had approximately $40,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

21

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

Each fund’s portfolio lists all of the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how each fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows each fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how each fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of each fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlights table also includes the current reporting period.

22

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of the Putnam Absolute Return 100 Fund and Putnam Absolute Return 300 Fund (the “funds”), each a series of Putnam Funds Trust, including the funds’ portfolios, as of October 31, 2009, and the related statements of operations, the statements of changes in net assets and the financial highlights for the period from December 23, 2008 (commencement of operations) to October 31, 2009. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Putnam Absolute Return 100 Fund and Putnam Absolute Return 300 Fund as of October 31, 2009, and the results of their operations, the changes in their net assets, and the financial highlights for the period specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 15, 2009

23

The funds’ portfolios 10/31/09

MORTGAGE-BACKED SECURITIES*	100 Fund 14.7%		300 Fund 30.0%
	Principal amount	Value	Principal amount	Value

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A2, 5.658s, 2049	$280,000	$280,952	$1,234,000	$1,238,196
Ser. 07-5, Class A3, 5.62s, 2051	184,000	177,348	596,000	574,454
Ser. 06-5, Class A2, 5.317s, 2047	40,000	40,463	211,000	213,443
Ser. 07-1, Class XW, IO, 0.288s, 2049	1,618,513	21,705	7,684,000	103,047

Banc of America Commercial Mortgage, Inc. 144A
Ser. 02-PB2, Class XC, IO, 0.77s, 2035	868,910	12,673	4,124,661	60,156
Ser. 04-4, Class XC, IO, 0.291s, 2042	2,492,983	37,860	11,835,541	179,743

Bear Stearns Alternate Trust FRB
Ser. 06-2, Class 24A1, 5.853s, 2036	184,314	114,275	879,931	545,557

Bear Stearns Alternate Trust II
FRB Ser. 07-1, Class 1A1, 6.007s, 2047	747,147	460,575	1,539,765	949,181

Bear Stearns Asset Backed Securities Trust FRB Ser. 07-AC4,
Class A1, 0.544s, 2037	204,580	104,336	1,015,092	517,697

Bear Stearns Commercial Mortgage
Securities, Inc. Ser. 07-PW18, Class A2, 5.613s, 2050	173,000	173,665	656,000	658,521

Citigroup FRB Ser. 07-AR5, Class 1A2A, 5.606s, 2037	95,727	63,662	486,722	323,689

Citigroup Mortgage Loan
Trust, Inc. FRB Ser. 07-6, Class 1A3A, 5.754s, 2046	116,741	70,044	413,365	248,019

Citigroup/Deutsche Bank Commercial
Mortgage Trust Ser. 07-CD4, Class A2B, 5.205s, 2049	187,000	188,804	1,074,000	1,084,363

Commercial Mortgage Pass-Through
Certificates Ser. 06-C8, Class A2B, 5.248s, 2046	152,000	152,442	502,000	503,459

Countrywide Alternative Loan Trust
Ser. 06-2CB, Class A11, 6s, 2036	47,704	33,005	188,906	130,699
Ser. 05-80CB, Class 2A1, 6s, 2036	43,911	32,247	290,167	213,091
Ser. 05-50CB, Class 3A1, 6s, 2035	182,602	117,779	872,213	562,577
Ser. 07-2CB, Class 1A9, 5 3/4s, 2037	203,090	156,704	1,139,384	879,149
FRB Ser. 05-9CB, Class 1A1, 0.744s, 2035	173,124	126,392	913,877	667,189
FRB Ser. 06-23CBC, Class 2A5, 0.644s, 2036	113,524	51,369	346,123	156,621
FRB Ser. 06-18CB, Class A7, 0.594s, 2036	305,995	192,777	1,240,246	781,355
FRB Ser. 07-HY7C, Class A1, 0.384s, 2037	94,994	48,447	308,731	157,453

Countrywide Home Loans 144A
Ser. 06-R1, Class AS, IO, 5 5/8s, 2036	103,095	10,186	409,289	40,438

Credit Suisse Mortgage Capital Certificates
FRB Ser. 08-C1, Class A2, 6.216s, 2041	72,000	73,084	411,000	417,191
Ser. 07-1, Class 1A1A, 5.942s, 2037	116,911	75,992	312,499	203,124
FRB Ser. 07-C4, Class A2, 5.809s, 2039	43,000	43,367	247,000	249,108
Ser. 07-C5, Class A2, 5.589s, 2040 F	161,000	160,855	464,000	463,584
Ser. 07-C2, Class A2, 5.448s, 2049	405,000	402,879	1,330,000	1,323,036

CS First Boston Mortgage Securities Corp.
144A Ser. 04-C4, Class AX, IO, 0.377s, 2039	960,659	21,098	4,559,983	100,147

CWCapital Cobalt Ser. 07-C2, Class A2, 5.334s, 2047	62,000	62,303	214,000	215,047

Deutsche Alternative Securities, Inc.
FRB Ser. 06-AR6, Class A6, 0.434s, 2037	259,234	134,802	755,655	392,940

Fannie Mae
IFB Ser. 06-65, Class PS, IO, 6.976s, 2036	3,971,045	585,762	5,889,603	868,765
IFB Ser. 04-W2, Class 1A3S, IO, 6.906s, 2044	46,290	3,240	132,595	9,282
IFB Ser. 05-90, Class GS, IO, 6.506s, 2035	64,094	9,236	375,746	54,145
IFB Ser. 05-18, Class SK, IO, 6.506s, 2035	63,808	6,281	375,712	36,982
IFB Ser. 05-59, Class KS, IO, 6.456s, 2035	5,070,727	671,475	15,056,837	1,993,855
IFB Ser. 05-57, Class CI, IO, 6.456s, 2035	266,813	26,652	533,625	53,304
IFB Ser. 05-104, Class SI, IO, 6.456s, 2033	406,507	52,358	1,967,033	253,354
IFB Ser. 05-73, Class SD, IO, 6.436s, 2035	—	—	144,574	24,938
IFB Ser. 05-51, Class WS, IO, 6.386s, 2035	100,184	14,562	411,676	59,839
IFB Ser. 06-36, Class PS, IO, 6.356s, 2036	138,097	18,614	567,454	76,485
IFB Ser. 09-43, Class SB, IO, 6.086s, 2039	—	—	164,185	24,380

24

MORTGAGE-BACKED SECURITIES* cont.	100 Fund 14.7%		300 Fund 30.0%
	Principal amount	Value	Principal amount	Value

Fannie Mae
IFB Ser. 08-11, Class SC, IO, 6.036s, 2038	$86,034	$11,050	$429,311	$55,141
Ser. 06-W2, Class 1AS, IO, 5.723s, 2036	373,012	38,234	746,023	76,467
Ser. 07-W1, Class 1AS, IO, 5.479s, 2046	733,089	71,036	1,465,481	142,005
Ser. 03-W12, Class 1IO2, IO, 1.983s, 2043	928,662	49,312	2,751,532	146,106
Ser. 98-W2, Class X, IO, 1 1/4s, 2028	491,734	17,506	1,406,663	50,077
Ser. 98-W5, Class X, IO, 1.193s, 2028	211,921	7,544	606,218	21,581
FRB Ser. 05-115, Class DF, 1.146s, 2033	15,367	15,266	51,478	51,141
FRB Ser. 07-80, Class F, 0.944s, 2037	—	—	85,830	84,650
FRB Ser. 06-3, Class FY, 0.744s, 2036	85,465	84,522	366,710	362,663
Ser. 03-W1, Class 2A, IO, 0.176s, 2042	724,073	9,051	2,071,133	25,889

Federal Home Loan Mortgage Corp.
Structured Pass-Through Securities

Ser. T-8, Class A9, IO, 0.463s, 2028	299,627	4,315	857,077	12,342
Ser. T-59, Class 1AX, IO, 0.269s, 2043	619,537	5,018	1,771,916	14,353
Ser. T-48, Class A2, IO, 0.212s, 2033	844,848	7,097	2,416,777	20,301
FRB Ser. T-54, Class 2A, IO, 0.136s, 2043	350,322	1,647	1,002,195	4,712

Freddie Mac
IFB Ser. 3151, Class SI, IO, 6.905s, 2036	178,115	30,391	866,085	147,776
IFB Ser. 2779, Class YS, IO, 6.905s, 2033	182,706	21,993	750,957	90,395
IFB Ser. 2645, Class ST, IO, 6.905s, 2031	3,693,807	312,387	16,075,914	1,359,549
IFB Ser. 3208, Class PS, IO, 6.855s, 2036	1,174,898	189,269	4,986,821	803,346
IFB Ser. 2628, Class S, IO, 6.855s, 2032	3,044,694	358,668	13,250,438	1,560,913
IFB Ser. 3050, Class SI, IO, 6.505s, 2034	1,476,244	208,577	5,891,971	832,471
IFB Ser. 3123, Class LI, IO, 6.455s, 2036	897,271	142,804	1,747,081	278,054
IFB Ser. 3117, Class SI, IO, 6.455s, 2036	330,218	43,909	10,080,324	1,340,368
IFB Ser. 2990, Class SE, IO, 6.455s, 2035	1,864,721	220,766	7,835,046	927,597
IFB Ser. 3107, Class DC, IO, 6.455s, 2035	1,351,711	202,251	3,900,842	583,667
IFB Ser. 2990, Class SR, IO, 6.405s, 2035	1,844,286	233,788	7,480,565	948,262
IFB Ser. 3055, Class MS, IO, 6.355s, 2035	2,269,996	320,203	9,212,139	1,299,452
IFB Ser. 2866, Class GS, IO, 6.355s, 2034	963,377	94,531	4,379,787	429,767
IFB Ser. 3387, Class PS, IO, 6.335s, 2037	222,098	31,191	444,195	62,382
IFB Ser. 3346, Class SC, IO, 6.305s, 2033	1,359,423	183,669	6,392,543	863,686
IFB Ser. 3346, Class SB, IO, 6.305s, 2033	1,027,231	138,253	4,677,807	629,576
IFB Ser. 3530, Class CS, IO, 5.805s, 2039	6,864,534	731,801	27,411,176	2,922,197
FRB Ser. 2718, Class FN, 1.745s, 2033	7,672	7,654	35,232	35,148
FRB Ser. 2634, Class LF, 1.546s, 2033	19,321	19,169	72,134	71,564
FRB Ser. 3190, Class FL, 1.045s, 2032	—	—	87,690	87,087
FRB Ser. 3059, Class FD, 0.946s, 2035	53,505	53,380	222,528	222,008
FRB Ser. 3035, Class NF, 0.946s, 2035	138,730	137,316	576,699	570,820
FRB Ser. 3350, Class FK, 0.845s, 2037	58,522	57,788	86,028	84,949
FRB Ser. 3192, Class FE, 0.845s, 2036	48,449	48,449	201,258	201,258
FRB Ser. 3237, Class FT, 0.744s, 2036	36,122	36,111	150,277	150,231
Ser. 3290, Class DO, PO, zero %, 2036	—	—	82,792	80,241
Ser. 3171, Class KO, PO, zero %, 2036	6,338	6,336	18,252	18,248
Ser. 3092, Class OL, PO, zero %, 2035	—	—	54,668	52,277
Ser. 3073, Class TO, PO, zero %, 2034	22,903	21,562	22,903	21,562

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO, 0.126s, 2043	6,835,238	44,994	32,450,371	213,611

Government National Mortgage Association
IFB Ser. 07-35, Class KS, 26.371s, 2037	203,659	258,069	838,497	1,062,512
IFB Ser. 05-68, Class SN, IO, 6.955s, 2034	—	—	262,207	30,611
IFB Ser. 04-47, Class SY, IO, 6.815s, 2034	—	—	140,500	17,239
IFB Ser. 04-96, Class KS, IO, 6.755s, 2034	—	—	120,179	17,434
IFB Ser. 06-16, Class GS, IO, 6.745s, 2036	49,280	5,727	274,982	31,956
IFB Ser. 09-76, Class SA, IO, 6.655s, 2039	5,891,063	791,759	16,765,439	2,253,275

25

MORTGAGE-BACKED SECURITIES* cont.	100 Fund 14.7%		300 Fund 30.0%
	Principal amount	Value	Principal amount	Value

Government National Mortgage Association
IFB Ser. 09-87, Class IW, IO, 6.605s, 2039	—	—	$257,000	$37,345
IFB Ser. 07-18, Class S, IO, 6.555s, 2037	$3,319,111	$492,682	13,252,985	1,967,246
IFB Ser. 07-8, Class SH, IO, 6.555s, 2037	236,965	31,539	1,210,300	161,084
IFB Ser. 07-6, Class SB, IO, 6.555s, 2037	423,918	43,383	1,926,804	197,185
IFB Ser. 09-87, Class SI, IO, 6.505s, 2039	—	—	448,000	62,720
IFB Ser. 07-35, Class PY, IO, 6.505s, 2037	631,335	85,284	3,065,211	414,064
IFB Ser. 04-104, Class IS, IO, 6.505s, 2034	64,627	7,781	379,782	45,723
IFB Ser. 06-25, Class SI, IO, 6.455s, 2036	139,994	16,362	576,572	67,388
IFB Ser. 07-37, Class SU, IO, 6.445s, 2037	88,838	11,871	521,827	69,730
IFB Ser. 07-37, Class YS, IO, 6.425s, 2037	—	—	342,576	40,871
IFB Ser. 07-16, Class KU, IO, 6.405s, 2037	267,128	32,883	1,534,705	188,919
IFB Ser. 06-29, Class SN, IO, 6.405s, 2036	50,103	5,215	264,042	27,482
IFB Ser. 06-36, Class SN, IO, 6.365s, 2036	246,310	25,663	1,449,404	151,014
IFB Ser. 09-61, Class YS, IO, 6.355s, 2039	1,850,399	249,828	8,409,070	1,135,334
IFB Ser. 08-6, Class TI, IO, 6.355s, 2032	182,174	17,511	237,555	22,834
IFB Ser. 03-110, Class SP, IO, 6.355s, 2030	146,587	13,292	862,170	78,180
IFB Ser. 04-40, Class SA, IO, 6.305s, 2034	2,907,601	363,450	4,342,497	542,812
IFB Ser. 03-11, Class S, IO, 6.305s, 2033	433,750	55,746	13,232,691	1,700,677
IFB Ser. 06-38, Class SW, IO, 6.255s, 2036	108,028	9,822	710,622	64,610
IFB Ser. 07-59, Class SD, IO, 6.225s, 2037	8,857,903	734,785	25,654,000	2,128,063
IFB Ser. 08-40, Class SC, IO, 6.105s, 2038	2,453,547	286,471	10,309,176	1,203,677
IFB Ser. 05-92, Class SP, IO, 6.055s, 2035	239,642	22,711	1,577,303	149,484
IFB Ser. 05-66, Class S, IO, 6.005s, 2035	164,840	21,883	1,085,474	144,098
IFB Ser. 09-76, Class CS, IO, 5.955s, 2039	4,108,811	449,504	6,061,155	663,090
IFB Ser. 07-17, Class SI, IO, 5.943s, 2037	179,850	20,199	233,806	26,259
IFB Ser. 06-16, Class SJ, IO, 5.855s, 2036	110,880	10,424	654,438	61,527
IFB Ser. 05-27, Class SP, IO, 5.855s, 2035	101,361	10,753	595,547	63,179
IFB Ser. 04-87, Class SD, IO, 5.855s, 2034	106,487	12,380	610,915	71,025
IFB Ser. 04-83, Class CS, IO, 5.835s, 2034	152,254	17,066	894,630	100,278
IFB Ser. 07-28, Class SB, IO, 5.805s, 2037	—	—	135,114	14,894
IFB Ser. 04-89, Class HS, IO, 5.755s, 2034	312,670	33,904	1,878,449	203,686

Greenwich Capital Commercial
Funding Corp. Ser. 05-GG3, Class A2, 4.305s, 2042	508,478	508,321	1,159,673	1,159,314

GS Mortgage Securities Corp. II
Ser. 06-GG6, Class A2, 5.506s, 2038	255,000	258,947	1,078,000	1,094,686

GS Mortgage Securities Corp. II
144A Ser. 03-C1, Class X1, IO, 0.286s, 2040	1,730,190	34,604	8,212,459	164,252

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP1, Class 1AS, IO, 5.97s, 2035	400,844	43,612	2,153,446	234,295
Ser. 06-RP2, Class 1AS1, IO, 5.65s, 2036	—	—	685,995	70,315
Ser. 98-2, IO, 1.04s, 2027	84,399	2,507	241,508	7,173
Ser. 98-4, IO, 0.744s, 2026	104,581	2,876	299,226	8,229
Ser. 98-3, IO, 0.675s, 2027	104,390	2,411	298,518	6,896
Ser. 99-2, IO, 0.494s, 2027	138,163	3,288	395,063	9,403

IndyMac Indx Mortgage Loan Trust
Ser. 07-A3, Class A1, 6 1/4s, 2037	93,743	78,922	449,813	378,697
FRB Ser. 06-AR5, Class 1A2, 5.681s, 2036	299,906	52,484	716,749	125,431
FRB Ser. 06-AR11, Class 3A1, 5.217s, 2036	157,127	81,679	828,606	430,729

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 07-LD12, Class A2, 5.827s, 2051	152,000	154,537	506,000	514,445
FRB Ser. 07-LD11, Class A2, 5.803s, 2049	691,000	692,520	2,555,000	2,560,621
FRB Ser. 07-CB19, Class A2, 5.746s, 2049	79,000	80,761	376,000	384,380
Ser. 06-CB16, Class A3B, 5.579s, 2045	366,000	362,795	1,218,000	1,207,333
Ser. 06-LDP8, Class A3B, 5.447s, 2045	70,000	68,870	543,000	534,233
Ser. 05-LDP4, Class A2, 4.79s, 2042	57,045	57,188	175,523	175,963
Ser. 06-CB16, Class X1, IO, 0.113s, 2045	3,752,928	44,346	17,814,307	210,499

26

MORTGAGE-BACKED SECURITIES* cont.	100 Fund 14.7%		300 Fund 30.0%
	Principal amount	Value	Principal amount	Value

LB Commercial Conduit Mortgage
Trust Ser. 07-C3, Class A2, 5.84s, 2044	$91,000	$92,160	$381,000	$385,856

LB-UBS Commercial Mortgage Trust
Ser. 07-C2, Class A2, 5.303s, 2040	89,000	89,000	482,000	482,000
Ser. 05-C7, Class A2, 5.103s, 2030	71,000	72,285	362,000	368,552
5.084s, 2031	247,000	249,795	700,000	707,921
Ser. 07-C2, Class XW, IO, 0.547s, 2040	1,115,017	26,189	5,293,840	124,339

LB-UBS Commercial Mortgage Trust
144A Ser. 03-C5, Class XCL, IO, 0.402s, 2037	1,491,848	27,087	7,082,158	128,589

Merrill Lynch Mortgage Trust
Ser. 06-C1, Class A2, 5.611s, 2039	99,000	100,643	423,000	430,022

Merrill Lynch Mortgage Trust 144A
Ser. 05-LC1, Class X, IO, 0.1s, 2044	3,422,583	20,118	16,248,751	95,510

Merrill Lynch/Countrywide
Commercial Mortgage Trust Ser. 06-4, Class A2, 5.112s, 2049	35,000	35,000	185,000	184,998

Morgan Stanley Capital I
FRB Ser. 07-IQ15, Class A2, 5.84s, 2049	29,000	29,564	165,000	168,209
Ser. 07-IQ13, Class A3, 5.331s, 2044	128,000	118,645	498,000	461,602
Ser. 06-T21, Class A2, 5.09s, 2052	30,000	30,210	72,000	72,504

Morgan Stanley Mortgage Loan Trust
Ser. 06-6AR, Class 2A, 5.411s, 2036	188,490	124,403	574,633	379,258

Opteum Mortgage Acceptance Corp.
FRB Ser. 05-5, Class 1APT, 0.524s, 2035	194,518	128,382	929,630	613,556

Residential Accredit Loans, Inc.
Ser. 06-QS17, Class A4, 6s, 2036	253,274	152,677	1,255,360	756,747
Ser. 06-QS13, Class 1A5, 6s, 2036	67,086	43,795	285,258	186,220

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 07-10, Class 1A1, 6s, 2037	426,100	260,270	1,434,780	876,393
FRB Ser. 06-9, Class 1A1, 5.656s, 2036	170,143	97,609	934,219	535,946
FRB Ser. 06-12, Class 1A1, 0.404s, 2037	138,442	83,065	544,496	326,697

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C33, Class A3, 5.902s, 2051	165,000	162,237	650,000	639,116
FRB Ser. 07-C32, Class A2, 5.735s, 2049	571,000	571,083	1,695,000	1,695,246
Ser. 06-C28, Class A3, 5.679s, 2048	455,000	433,674	1,571,000	1,497,365
Ser. 06-C27, Class A2, 5.624s, 2045	97,000	98,723	406,000	413,213
Ser. 07-C34, Class A2, 5.569s, 2046	119,000	121,471	661,000	674,724
Ser. 07-C31, Class A2, 5.421s, 2047	586,000	585,660	1,678,000	1,677,027

Wachovia Bank Commercial Mortgage
Trust 144A Ser. 03-C3, Class IOI, IO, 0.482s, 2035	1,468,978	37,486	6,975,181	177,995

Wells Fargo Alternative Loan Trust
FRB Ser. 07-PA6, Class A1, 6.546s, 2037	125,811	84,411	618,832	415,198

Total mortgage-backed securities (cost $18,339,878 and $68,456,830)	$19,793,335		$74,532,695

U.S. GOVERNMENT AGENCY OBLIGATIONS*	100 Fund 3.2%		300 Fund 3.4%

Bank of America NA FDIC guaranteed notes FRN 0.228s, 2010	400,000	$399,952	600,000	$599,927

Bank of America NA FDIC guaranteed
notes FRN Ser. BKNT, 0.33s, 2010	300,000	299,852	700,000	699,655

General Electric Capital Corp. FDIC guaranteed notes 1 5/8s, 2011	625,000	631,758	1,025,000	1,036,083

Goldman Sachs Group, Inc (The)
FDIC guaranteed notes 1 5/8s, 2011	925,000	936,278	2,025,000	2,049,689

JPMorgan Chase & Co. FDIC guaranteed notes 2 5/8s, 2010	625,000	637,734	1,025,000	1,045,883

Morgan Stanley FDIC guaranteed notes 2s, 2011	700,000	713,699	1,500,000	1,529,355

Wells Fargo & Co. FDIC guaranteed notes 3s, 2011	308,000	319,754	660,000	685,187

Wells Fargo & Co. FDIC guaranteed notes 2 1/8s, 2012	392,000	399,086	840,000	855,185

Total U.S. Government Agency Obligations (cost $4,301,487 and $8,428,497)		$4,338,113	$8,500,964

27

CORPORATE BONDS AND NOTES*	100 Fund 2.7%		300 Fund 5.5%
	Principal amount	Value	Principal amount	Value

American Express Travel Related Services Co., Inc. sr. unsec.
unsub. notes FRN Ser. EMTN, 0.444s, 2011	$300,000	$287,773	$1,400,000	$1,342,940

Berkshire Hathaway Finance Corp.
company guaranty sr. notes 4s, 2012	85,000	89,479	415,000	436,868

BMW US Capital, LLC company guaranty sr. unsec.
unsub. notes Ser. EMTN, 4 1/4s, 2011	120,000	124,658	510,000	529,796

British Telecommunications PLC notes
8 3/8s, 2010 (United Kingdom)	59,000	63,537	267,000	287,530

Citigroup, Inc. sr. unsec. unsub. notes FRN 0.604s, 2010	85,000	84,708	400,000	398,628

DaimlerChrysler NA Holding Corp. company guaranty sr. unsec.
unsub. notes 5 7/8s, 2011 (Germany)	—	—	315,000	328,574

DaimlerChrysler NA Holding Corp. company guaranty unsec.
unsub. notes Ser. MTN, 5 3/4s, 2011 (Germany)	115,000	121,571	200,000	211,427

Deutsche Telekom International Finance BV company
guaranty sr. unsec. unsub. bonds 8 1/2s, 2010 (Germany)	53,000	55,363	243,000	253,832

Dow Chemical Co. (The) sr. unsec. FRN 2.525s, 2011	80,000	81,109	340,000	344,715

Exelon Corp. sr. unsec. notes 4.45s, 2010	120,000	122,340	525,000	535,235

FirstEnergy Corp. notes Ser. B, 6.45s, 2011	5,000	5,404	23,000	24,858

GATX Corp. notes 4 3/4s, 2012	180,000	183,077	750,000	762,822

Goldman Sachs Group, Inc. (The) sr. notes 3 5/8s, 2012	194,000	200,168	791,000	816,147

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 6 5/8s, 2011	60,000	60,900	170,000	172,550

Merrill Lynch & Co., Inc. sr. unsec. notes Ser. MTNC, 4 1/4s, 2010	130,000	131,219	455,000	459,267

MetLife Global Funding I 144A sr. unsec. notes 2 7/8s, 2012	270,000	270,950	1,030,000	1,033,625

MetLife Global Funding I 144A sr. unsub. notes 5 1/8s, 2014	100,000	106,030	200,000	212,061

Morgan Stanley sr. unsec. notes FRN Ser. MTN, 0.335s, 2010	200,000	199,925	480,000	479,820

NiSource Finance Corp. company guaranty sr. unsec. unsub. notes 7 7/8s, 2010	70,000	73,745	290,000	305,514

NiSource Finance Corp. company
guaranty unsec. unsub. notes FRN 0.977s, 2009	225,000	224,934	450,000	449,867

Power Receivable Finance, LLC 144A sr. notes 6.29s, 2012	130,311	132,892	493,070	502,833

Prudential Financial, Inc. sr. notes 6.2s, 2015	85,000	90,644	390,000	415,896

Ras Laffan Liquefied Natural Gas Co., Ltd. 144A company
guaranty sr. notes 4 1/2s, 2012 (Qatar)	250,000	258,521	1,000,000	1,034,083

Royal Bank of Scotland PLC (The) 144A company guaranty sr. unsec.
unsub. notes 4 7/8s, 2014 (United Kingdom)	100,000	101,569	420,000	426,591

Shinhan Bank 144A sr. unsec. bond 6s, 2012 (South Korea)	200,000	210,367	425,000	447,031

Texas-New Mexico Power Co. 144A 1st mtge. sec. 9 1/2s, 2019	50,000	61,127	275,000	336,197

Time Warner, Inc. company guaranty sr. unsec. notes FRN 0.684s, 2009	180,000	180,018	770,000	770,077

Verizon Wireless, Inc. 144A sr. unsec. notes FRN 3.025s, 2011	60,000	61,966	285,000	294,340

Xerox Corp. sr. unsec. notes FRN 1.042s, 2009	25,000	25,001	70,000	70,004

Total corporate bonds and notes (cost $3,516,469 and $13,334,189)		$3,608,995		$13,683,128

ASSET-BACKED SECURITIES*	100 Fund 0.6%		300 Fund 1.4%
	Principal amount	Value	Principal amount	Value

Conseco Finance Securitizations Corp. Ser. 00-6, Class A5, 7.27s, 2031	$93,770	$86,123	$395,129	$362,930

GSAA Home Equity Trust
FRB Ser. 07-5, Class 2A1A, 0.364s, 2047	133,938	90,649	565,353	382,629
FRB Ser. 07-4, Class A1, 0.344s, 2037	138,683	71,401	677,073	348,591

GSAMP Trust FRB Ser. 07-HE2, Class A2A, 0.364s, 2047	54,205	49,055	166,440	150,628

HSI Asset Securitization Corp.
Trust FRB Ser. 06-HE1, Class 2A1, 0.294s, 2036	70,908	49,281	301,497	209,541

Securitized Asset Backed Receivables, LLC
FRB Ser. 07-BR5, Class A2A, 0.374s, 2037	33,605	22,683	114,079	77,004
FRB Ser. 07-BR4, Class A2A, 0.334s, 2037	232,894	150,217	918,032	592,130

WAMU Asset-Backed Certificates
FRB Ser. 07-HE2, Class 2A1, 0.354s, 2037	162,336	109,577	767,526	518,080
FRB Ser. 07-HE1, Class 2A1, 0.294s, 2037	281,731	192,986	1,107,493	758,633

Total asset-backed securities (cost $761,906 and $3,076,880)		$821,972		$3,400,166

28

SHORT-TERM INVESTMENTS*	100 Fund 73.1%		300 Fund 61.0%
	Principal amount/		Principal amount/
	shares	Value	shares	Value

Fannie Mae for an effective yield of 0.110, December 28, 2009	$1,400,000	$1,398,759	$3,250,000	$3,247,118

Fannie Mae for an effective yield of 0.522, December 29, 2009	1,000,000	999,162	2,500,000	2,497,906

Fannie Mae for an effective yield of 0.563, April 12, 2010 ##	1,400,000	1,396,472	3,200,000	3,191,936

Fannie Mae for an effective yield of 0.878, February 01, 2010	3,000,000	2,993,331	5,500,000	5,487,774

Fannie Mae for an effective yield of 0.898, March 03, 2010	1,500,000	1,495,476	4,000,000	3,987,936

Fannie Mae for an effective yield of 0.908, January 15, 2010	2,100,000	2,096,063	2,900,000	2,894,563

Federal Farm Credit Bank for an effective yield of 0.254%,
February 28, 2011	500,000	500,245	1,300,000	1,300,637

Federal Home Loan Bank for an effective yield of 0.250%,
October 28, 2010	10,000,000	10,000,000	10,000,000	10,000,000

Federal Home Loan Bank for an effective yield of 0.450%,
November 24, 2009	500,000	500,000	2,000,000	2,000,000

Federal Home Loan Bank for an effective yield of 0.456%,
June 11, 2010	—	—	1,100,000	1,116,992

Federal Home Loan Bank for an effective yield of 0.500%,
October 29, 2010	4,000,000	4,000,000	9,000,000	9,000,000

Federal Home Loan Bank for an effective yield of 0.550%,
November 27, 2009	10,000,000	10,002,100	14,000,000	14,002,940

Federal Home Loan Bank for an effective yield of 0.551%,
August 05, 2010 ##	1,000,000	995,845	1,000,000	995,845

Federal Home Loan Bank for an effective yield of 0.563%,
June 02, 2010 ##	1,500,000	1,495,031	—	—

Federal Home Loan Bank for an effective yield of 0.800%,
June 18, 2010	2,700,000	2,701,863	3,400,000	3,402,346

Federal Home Loan Discount Notes for an effective yield of 0.291%,
July 15, 2010	1,000,000	997,938	—	—

Federal Home Loan Discount Notes for an effective yield of 0.502%,
July 02, 2010 ##	—	—	5,433,000	5,414,664

Federal Home Loan Mortgage Corp. for an effective yield of
0.401%, October 25, 2010	12,000,000	11,952,000	—	—

Federal Home Loan Mortgage Corp. for an effective yield of
0.452%, May 17, 2010	2,200,000	2,194,584	5,388,000	5,374,735

Federal Home Loan Mortgage Corp. for an effective yield of
0.482% May 10, 2010 ##	3,000,000	2,992,401	6,000,000	5,984,802

Federal Home Loan Mortgage Corp. for an effective yield of
0.482%, February 08, 2010 ##	2,000,000	1,994,940	3,000,000	2,992,410

Federal Home Loan Mortgage Corp. for an effective yield of
0.512%, May 05, 2010	9,500,000	9,475,101	—	—

Federal Home Loan Mortgage Corp. for an effective yield of
0.538%, July 26, 2010	—	—	1,425,000	1,419,346

Federal Home Loan Mortgage Corp. for an effective yield of
0.538%, July 30, 2010	—	—	1,537,000	1,530,811

Federal Home Loan Mortgage Corp. for an effective yield of
0.603%, December 24, 2009	—	—	1,000,000	999,117

Federal Home Loan Mortgage Corp. for an effective yield of
0.825%, December 07, 2009	1,000,000	999,180	1,500,000	1,498,770

Federal Home Loan Mortgage Corp. for an effective yield of
0.908%, January 08, 2010	2,100,000	2,096,430	2,900,000	2,895,070

Federal Home Loan Mortgage Corp. for an effective yield of
0.958%, February 05, 2010	500,000	498,734	3,000,000	2,992,401

Federal Home Loan Mortgage Corp. for an effective yield of
0.462%, August 23, 2010 ##	—	—	5,000,000	4,981,155

Freddie Mac for an effective yield of 0.281%, July 16, 2010	1,000,000	998,001	2,000,000	1,996,002

Freddie Mac for an effective yield of 0.506%, August 23, 2010	550,000	570,494	1,350,000	1,400,302

U.S. Treasury Cash Management Bills for an effective yield of
0.351%, July 15, 2010 #	485,000	483,812	1,240,000	1,236,962

U.S. Treasury Cash Management Bills for an effective yield
of 0.401%, June 10, 2010 #	—	—	72,000	71,831

U.S. Treasury Cash Management Bills for an effective yield
of 0.408%, February 11, 2010 #	122,000	121,859	284,000	283,673

29

SHORT-TERM INVESTMENTS* cont.	100 Fund 73.1%		300 Fund 61.0%
	Principal amount/		Principal amount/
	shares	Value	shares	Value

U.S. Treasury Cash Management Bills for an effective yield
of 0.388%, April 01, 2010 #	$148,000	$147,705	$278,000	$277,446

U.S. Treasury Cash Management Bills for an effective yield
of 0.623%, December 17, 2009 #	6,000	5,995	6,000	5,995

Putnam Money Market Liquidity Fund [e]	22,474,832	22,474,832	47,262,731	47,262,731

Total short-term investments
(cost $98,577,750 and $151,739,452)		$98,578,353		$151,744,216

TOTAL INVESTMENTS

Total investments (cost $125,497,490 and $245,035,848)		$127,140,768		$251,861,169

Key to holding’s currency abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
ILS	Israeli Shekel
JPY	Japanese Yen

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
MTNC	Medium Term Notes Class C
PO	Principal Only

* Percentages indicated are based on net assets as follows:

100 Fund	$134,780,249
300 Fund	248,653,450

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts, for one or both of the funds, at October 31, 2009.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts, for one or both of the funds, at October 31, 2009.

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities valuation inputs.

At October 31, 2009, liquid assets totaling $31,858,068 and $76,329,065 (for 100 Fund and 300 Fund, respectively) have been segregated for open forward currency contracts, futures contracts and forward contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on FRB and FRN are the current interest rates at October 31, 2009.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at October 31, 2009.

30

100 Fund

FORWARD CURRENCY CONTRACTS TO BUY at 10/31/09		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $53,602)	Value	face value	date	(depreciation)

British Pound	$14,306	$14,210	11/18/09	$96

Euro	39,317	39,392	11/18/09	(75)

Total				$21

FORWARD CURRENCY CONTRACTS TO SELL at 10/31/09		Aggregate	Delivery	Unrealized
(aggregate face value $30,034)	Value	face value	date	depreciation

British Pound	$7,071	$6,841	11/18/09	$(230)

Euro	23,266	23,193	11/18/09	(73)

Total				$(303)

FUTURES CONTRACTS OUTSTANDING at 10/31/09				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Bund 10 yr (Short)	1	$179,510	Dec-09	$(976)

U.K. Gilt 10 yr (Short)	3	584,817	Dec-09	(3,097)

U.S. Treasury Bond 20 yr (Long)	115	13,817,969	Dec-09	27,903

U.S. Treasury Note 2 yr (Long)	21	4,569,797	Dec-09	26,302

U.S. Treasury Note 5 yr (Long)	3	349,359	Dec-09	38

U.S. Treasury Note 10 yr (Long)	110	13,047,031	Dec-09	(49,014)

Total				$1,156

WRITTEN OPTIONS OUTSTANDING at 10/31/09 (premiums received $2,793,974)	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for the obligation to pay
a fixed rate of 4.49% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	$3,714,000	Aug-11/4.49	$251,512

Option on an interest rate swap with Citibank, N.A. for the obligation to receive
a fixed rate of 4.49% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	3,714,000	Aug-11/4.49	198,476

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay
a fixed rate of 4.475% versus the three month USD-LIBOR-BBA maturing August 19, 2021.	2,926,000	Aug-11/4.475	195,925

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive
a fixed rate of 4.475% versus the three month USD-LIBOR-BBA maturing August 19, 2021.	2,926,000	Aug-11/4.475	158,033

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay
a fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	1,857,000	Aug-11/4.55	131,327

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive
a fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	1,857,000	Aug-11/4.55	95,895

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay
a fixed rate of 4.70% versus the three month USD-LIBOR-BBA maturing August 8, 2021.	1,266,000	Aug-11/4.7	99,482

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive
a fixed rate of 4.70% versus the three month USD-LIBOR-BBA maturing August 8, 2021.	1,266,000	Aug-11/4.7	59,363

Option on an interest rate swap with Citibank, N.A. for the obligation to pay
a fixed rate of 4.52% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	7,211,000	Jul-11/4.52	500,804

Option on an interest rate swap with Citibank, N.A. for the obligation to receive
a fixed rate of 4.52% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	7,211,000	Jul-11/4.52	367,761

Option on an interest rate swap with Citibank, N.A. for the obligation to pay
a fixed rate of 4.5475% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	3,605,500	Jul-11/4.5475	255,451

Option on an interest rate swap with Citibank, N.A. for the obligation to receive
a fixed rate of 4.5475% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	3,605,500	Jul-11/4.5475	180,996

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay
a fixed rate of 4.02% versus the three month USD-LIBOR-BBA maturing October 14, 2020.	1,898,700	Oct-10/4.02	87,853

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive
a fixed rate of 4.02% versus the three month USD-LIBOR-BBA maturing October 14, 2020.	1,898,700	Oct-10/4.02	86,201

Total			$2,669,079

31

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/09
				Upfront	Termi-			Unrealized
Swap		Notional		premium	nation	Payments made by	Payments received by	appreciation/
counterparty		amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.		$13,037,000		$—	10/7/14	2.545%	3 month USD-LIBOR-	$34,947
							BBA

		1,523,000		—	10/28/14	2.8175%	3 month USD-LIBOR-	(12,281)
							BBA

Citibank, N.A.		1,200,000	F	—	11/2/14	2.785%	3 month USD-LIBOR-	(6,992)
							BBA

		87,000		471	11/3/19	3.67%	3 month USD-LIBOR-	—
							BBA

		1,671,000		—	7/28/19	3.895%	3 month USD-LIBOR-	(67,978)
							BBA

		600,000		—	8/12/14	3 month USD-LIBOR-BBA	3.1925%	20,144

		11,050,000		—	8/14/11	1.61125%	3 month USD-LIBOR-	(127,800)
							BBA

		3,850,000		—	8/14/14	3 month USD-LIBOR-BBA	3.10%	111,510

		201,000		—	8/18/39	3 month USD-LIBOR-BBA	4.24%	5,128

	EUR	1,330,000	E	—	8/28/24	6 month EUR-EURIBOR-	4.835%	(3,055)
						REUTERS

		$5,433,600		—	9/22/11	1.3675%	3 month USD-LIBOR-	(27,005)
							BBA

		1,093,000		—	5/11/39	3.8425%	3 month USD-LIBOR-	36,982
							BBA

Credit Suisse	GBP	380,000		—	8/25/11	1.98%	6 month GBP-LIBOR-	(3,298)
International							BBA

		$5,711,000		—	9/24/24	3.975%	3 month USD-LIBOR-	(60,273)
							BBA

		1,132,200		—	10/13/29	4.05%	3 month USD-LIBOR-	(2,349)
							BBA
Deutsche Bank AG		12,141,000		—	5/12/11	1.43%	3 month USD-LIBOR-	(163,186)
							BBA

		3,164,000		—	7/27/19	3.755%	3 month USD-LIBOR-	(90,540)
							BBA

		1,567,700		—	10/13/29	4.03%	3 month USD-LIBOR-	1,152
							BBA

		221,000		—	3/6/39	3.47%	3 month USD-LIBOR-	24,406
							BBA

		829,000		—	3/20/11	3 month USD-LIBOR-BBA	1.43%	8,005

		600,000		—	3/23/11	3 month USD-LIBOR-BBA	1.45%	5,932

Goldman Sachs	GBP	760,000		—	8/20/11	2.0225%	6 month GBP-LIBOR-	(7,854)
International							BBA

		$25,000,000		—	9/18/11	1.3225%	3 month USD-LIBOR-	(106,823)
							BBA

	EUR	2,080,000		—	9/22/11	6 month EUR-EURIBOR-	1.718%	(265)
						REUTERS

	EUR	2,350,000		—	9/25/11	6 month EUR-EURIBOR-	1.718%	(707)
						REUTERS

	GBP	2,130,000		—	9/23/11	1.9475%	6 month GBP-LIBOR-	(12,818)
							BBA

		$1,188,000		—	10/20/29	4.1225%	3 month USD-LIBOR-	(13,680)
							BBA

32

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/09 cont.
				Upfront	Termi-			Unrealized
Swap		Notional		premium	nation	Payments made by	Payments received by	appreciation/
counterparty		amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank,		$663,000		$(1,304)	10/9/14	3 month USD-LIBOR-BBA	2.61%	$(1,176)
N.A.

		12,659,000		4,359	10/9/11	1.24%	3 month USD-LIBOR-	(13,440)
							BBA

		1,200,000		—	10/21/29	3 month USD-LIBOR-BBA	4.0428%	248

	ILS	1,550,000	F	—	10/23/11	3 month TELBOR03	2.8967%	966

	AUD	130,000		—	6/26/19	6 month AUD-BBR-BBSW	6.05%	148

	CAD	130,000		—	6/25/19	3.626%	6 month CAD-BA-CDOR	(2,185)

	JPY	8,800,000	E	—	7/28/29	6 month JPY-LIBOR-BBA	2.67%	(1,889)

	JPY	11,800,000	E	—	7/28/39	2.40%	6 month JPY-LIBOR-	1,534
							BBA

		$1,200,000		—	8/4/14	3 month USD-LIBOR-BBA	2.89%	23,951

	HUF	9,000,000		—	8/6/14	6 month HUF-BUBOR-	7.08%	206
						REUTERS

		$4,500,000		—	8/7/19	4.015%	3 month USD-LIBOR-	(219,285)
							BBA

		6,000,000		—	8/12/11	1.735%	3 month USD-LIBOR-	(84,991)
							BBA

		2,000,000		—	8/12/14	3 month USD-LIBOR-BBA	3.26%	73,583

		12,000,000		—	8/13/11	1.67589%	3 month USD-LIBOR-	(154,936)
							BBA

		3,300,000		—	8/13/14	3 month USD-LIBOR-BBA	3.1475%	103,422

	HUF	2,400,000		—	8/27/14	6 month HUF-BUBOR-	6.94%	16
						REUTERS

	EUR	310,000	E	—	9/17/29	6 month EUR-EURIBOR-	4.944%	3,100
						REUTERS

		$5,433,600		—	9/22/11	1.335%	3 month USD-LIBOR-	(23,499)
							BBA

Total								$(752,925)

E See Note 1 to the financial statements regarding extended effective dates.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standard Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on securities valuation inputs.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/09
						Fixed payments	Unrealized
Swap counterparty /		Upfront premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**		amount	date	fund per annum	(depreciation)

Deutsche Bank AG
DJ iTraxx Europe Series 11 Version 1	BB-	$(834)	EUR	50,000	6/20/14	185 bp	$2,401

Macy’s Retail Holdings, 7.45%,7/15/17	—	—		$51,000	6/20/11	(825 bp)	(5,208)

Publicis Groupe SA, 4.125%, 1/31/12	—	—	EUR	50,000	6/20/14	(158 bp)	(2,475)

Total							$(5,282)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2009. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

33

300 Fund

FORWARD CURRENCY CONTRACTS TO BUY at 10/31/09		Aggregate	Delivery	Unrealized appreciation/
(aggregate face value $243,511)	Value	face value	date	(depreciation)

British Pound	$62,320	$61,905	11/18/09	$415

Euro	181,270	181,606	11/18/09	(336)

Total				$79

FORWARD CURRENCY CONTRACTS TO SELL at 10/31/09		Aggregate	Delivery	Unrealized
(aggregate face value $143,125)	Value	face value	date	depreciation

British Pound	$31,571	$30,548	11/18/09	$(1,023)

Euro	112,944	112,577	11/18/09	(367)

Total				$(1,390)

FUTURES CONTRACTS OUTSTANDING at 10/31/09				Unrealized

	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Bund 10 yr (Short)	7	$1,256,570	Dec-09	$(6,771)

Euro-Schatz 2 yr (Short)	1	159,335	Dec-09	(357)

U.K. Gilt 10 yr (Short)	16	3,119,024	Dec-09	(18,166)

U.S. Treasury Bond 20 yr (Long)	370	44,457,813	Dec-09	137,920

U.S. Treasury Note 2 yr (Long)	35	7,616,328	Dec-09	41,732

U.S. Treasury Note 5 yr (Short)	114	13,275,656	Dec-09	(217,837)

U.S. Treasury Note 10 yr (Long)	202	23,959,094	Dec-09	(192,337)

Total				$(255,816)

WRITTEN OPTIONS OUTSTANDING at 10/31/09 (premiums received $8,686,385)	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for the obligation to pay
a fixed rate of 4.49% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	$12,332,000	Aug-11/4.49	$835,123

Option on an interest rate swap with Citibank, N.A. for the obligation to receive
a fixed rate of 4.49% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	12,332,000	Aug-11/4.49	659,022

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay
a fixed rate of 4.475% versus the three month USD-LIBOR-BBA maturing August 19, 2021.	9,548,000	Aug-11/4.475	639,334

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive
a fixed rate of 4.475% versus the three month USD-LIBOR-BBA maturing August 19, 2021.	9,548,000	Aug-11/4.475	515,687

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay
a fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	6,166,000	Aug-11/4.55	436,060

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive
a fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	6,166,000	Aug-11/4.55	318,412

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay
a fixed rate of 4.70% versus the three month USD-LIBOR-BBA maturing August 8, 2021.	3,412,000	Aug-11/4.70	268,115

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive
a fixed rate of 4.70% versus the three month USD-LIBOR-BBA maturing August 8, 2021.	3,412,000	Aug-11/4.70	159,989

Option on an interest rate swap with Citibank, N.A. for the obligation to pay
a fixed rate of 4.52% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	16,967,000	Jul-11/4.52	1,178,359

Option on an interest rate swap with Citibank, N.A. for the obligation to receive
a fixed rate of 4.52% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	16,967,000	Jul-11/4.52	865,317

Option on an interest rate swap with Citibank, N.A. for the obligation to pay
a fixed rate of 4.5475% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	8,483,500	Jul-11/4.5475	601,056

Option on an interest rate swap with Citibank, N.A. for the obligation to receive
a fixed rate of 4.5475% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	8,483,500	Jul-11/4.5475	425,872

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay
a fixed rate of 4.02% versus the three month USD-LIBOR-BBA maturing October 14, 2020.	15,604,700	Oct-10/4.02	722,029

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive
a fixed rate of 4.02% versus the three month USD-LIBOR-BBA maturing October 14, 2020.	15,604,700	Oct-10/4.02	708,453

Total			$8,332,828

34

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/09
				Upfront	Termi-			Unrealized
Swap		Notional		premium	nation	Payments made by	Payments received by	appreciation/
counterparty		amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.		$29,553,900		$—	10/7/14	2.545%	3 month USD-LIBOR-	$79,222
							BBA

		3,815,000		—	10/28/14	2.8175%	3 month USD-LIBOR-	(30,763)
							BBA

Citibank, N.A.		6,244,000	F	—	11/2/14	2.785%	3 month USD-LIBOR-	(36,380)
							BBA

		1,738,000		9,414	11/3/19	3.67%	3 month USD-LIBOR-	—
							BBA

		4,200,000		—	8/12/14	3 month USD-LIBOR-BBA	3.1925%	141,009

		48,150,000		—	8/14/11	1.61125%	3 month USD-LIBOR-	(557,278)
							BBA

		15,900,000		—	8/14/14	3 month USD-LIBOR-BBA	3.10%	460,523

		528,000		—	8/18/39	3 month USD-LIBOR-BBA	4.24%	13,471

	EUR	6,460,000	E	—	8/28/24	6 month EUR-EURIBOR-	4.835%	(14,840)
						REUTERS

		$22,687,000		—	9/22/11	1.3675%	3 month USD-LIBOR-	(112,753)
							BBA

		2,572,000		—	5/11/39	3.8425%	3 month USD-LIBOR-	87,025
							BBA

Credit Suisse	GBP	1,700,000		—	8/25/11	1.98%	6 month GBP-LIBOR-	(14,753)
International							BBA

		$13,238,000		—	9/24/24	3.975%	3 month USD-LIBOR-	(139,713)
							BBA

		3,479,600		—	10/13/29	4.05%	3 month USD-LIBOR-	(7,220)
							BBA

Deutsche Bank AG		29,426,000		—	5/12/11	1.43%	3 month USD-LIBOR-	(395,511)
							BBA

		7,645,000		—	7/27/19	3.755%	3 month USD-LIBOR-	(218,766)
							BBA

		4,817,900		—	10/13/29	4.03%	3 month USD-LIBOR-	3,542
							BBA

		464,000		—	3/6/39	3.47%	3 month USD-LIBOR-	51,241
							BBA

		1,584,000		—	3/20/11	3 month USD-LIBOR-BBA	1.43%	15,296

		1,700,000		—	3/23/11	3 month USD-LIBOR-BBA	1.45%	16,808

Goldman Sachs	GBP	3,250,000		—	8/20/11	2.0225%	6 month GBP-LIBOR-	(33,585)
International							BBA

		$98,000,000		—	9/18/11	1.3225%	3 month USD-LIBOR-	(418,745)
							BBA

	EUR	9,590,000		—	9/22/11	6 month EUR-EURIBOR-	1.718%	(1,224)
						REUTERS

	EUR	11,100,000		—	9/25/11	6 month EUR-EURIBOR-	1.718%	(3,340)
						REUTERS

	GBP	10,040,000		—	9/23/11	1.9475%	6 month GBP-LIBOR-	(60,418)
							BBA
Goldman Sachs		$3,360,100		—	10/16/29	4.0975%	3 month USD-LIBOR-	(28,396)
International							BBA

		1,992,200		—	10/20/29	4.1225%	3 month USD-LIBOR-	(22,940)
							BBA

35

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/09 cont.
				Upfront	Termi-			Unrealized
Swap		Notional		premium	nation	Payments made by	Payments received by	appreciation/
counterparty		amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank,		$897,000		$1,764	10/9/14	2.61%	3 month USD-LIBOR-	$1,591
N.A.							BBA

		37,476,000		12,905	10/9/11	1.24%	3 month USD-LIBOR-	(39,789)
							BBA

		3,100,000		—	10/21/29	3 month USD-LIBOR-BBA	4.0428%	640

	ILS	5,870,000	F	—	10/23/11	3 month TELBOR03	2.8967%	3,659

	AUD	520,000		—	6/26/19	6 month AUD-BBR-BBSW	6.05%	590

	CAD	520,000		—	6/25/19	3.626%	6 month CAD-BA-CDOR	(8,218)

	JPY	36,800,000	E	—	7/28/29	6 month JPY-LIBOR-BBA	2.67%	(7,897)

	JPY	49,400,000	E	—	7/28/39	2.40%	6 month JPY-LIBOR-	6,423
							BBA

		$4,100,000		—	8/4/14	3 month USD-LIBOR-BBA	2.89%	81,832

	HUF	37,000,000		—	8/6/14	6 month HUF-BUBOR-REUTERS	7.08%	848

		$9,900,000		—	8/7/19	4.015%	3 month USD-LIBOR-	(482,427)
							BBA

		27,000,000		—	8/12/11	1.735%	3 month USD-LIBOR-	(382,460)
							BBA

		8,000,000		—	8/12/14	3 month USD-LIBOR-BBA	3.26%	294,334

		26,900,000		—	8/13/11	1.67589%	3 month USD-LIBOR-	(347,316)
							BBA

		7,300,000		—	8/13/14	3 month USD-LIBOR-BBA	3.1475%	228,781

	HUF	9,700,000		—	8/27/14	6 month HUF-BUBOR-REUTERS	6.94%	65

	EUR	1,340,000	E	—	9/17/29	6 month EUR-EURIBOR-	4.944%	13,399
						REUTERS

		$5,370,000		—	9/22/19	3.645%	3 month USD-LIBOR-	(63,512)
							BBA

		22,687,000		—	9/22/11	1.335%	3 month USD-LIBOR-	(98,115)
							BBA

Total								$(2,026,060)

E See Note 1 to the financial statements regarding extended effective dates.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standard Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on securities valuation inputs.

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/09
						Fixed payments	Unrealized
Swap counterparty /		Upfront premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**		amount	date	fund per annum	(depreciation)

Deutsche Bank AG
DJ iTraxx Europe Series 11 Version 1	BB-	$(3,334)	EUR	200,000	6/20/14	185 bp	$9,602

Macy’s Retail Holdings, 7.45%,7/15/17	—	—		$144,500	6/20/11	(825 bp)	(14,754)

Publicis Groupe SA, 4.125%, 1/31/12	—	—	EUR	200,000	6/20/14	(158 bp)	(9,901)

Total							$(15,053)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2009. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

36

In September 2006, Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) was issued. ASC 820 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of ASC 820 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

100 Fund

The following is a summary of the inputs used to value the fund’s net assets as of October 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$821,972	$—

Corporate bonds and notes	—	3,608,995	—

Mortgage-backed securities	—	19,793,335	—

U.S. government agency obligations	—	4,338,113	—

Short-term investments	22,474,832	76,103,521	—

Totals by level	$22,474,832	$104,665,936	$—

	Level 1	Level 2	Level 3

Other financial instruments:	$1,156	$(3,430,260)	—

Other financial instruments include futures, written options, swaps and forward currency contracts.

300 Fund

The following is a summary of the inputs used to value the fund’s net assets as of October 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$3,400,166	$—

Corporate bonds and notes	—	13,683,128	—

Mortgage-backed securities	—	74,532,695	—

U.S. government agency obligations	—	8,500,964	—

Short-term investments	47,262,731	104,481,485	—

Totals by level	$47,262,731	$204,598,438	$—

	Level 1	Level 2	Level 3

Other financial instruments:	$(255,816)	$(10,396,001)	—

Other financial instruments include futures, written options, swaps and forward currency contracts.

The accompanying notes are an integral part of these financial statements.

37

Statement of assets and liabilities 10/31/09

Putnam Absolute Return 100 Fund

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $103,022,658)	$104,665,936
Affiliated issuers (identified cost $22,474,832) (Note 7)	22,474,832

Cash	2

Foreign currency (cost $737) (Note 1)	732

Interest and other receivables	314,407

Receivable for shares of the fund sold	11,809,126

Receivable for investments sold	87,702

Unrealized appreciation on swap contracts (Note 1)	457,781

Receivable for variation margin (Note 1)	272,613

Unrealized appreciation on forward currency contracts (Note 1)	223

Unamortized offering costs (Note 1)	17,942

Premium paid on swap contracts (Note 1)	2,138

Total assets	140,103,434

LIABILITIES

Payable for investments purchased	750,111

Payable for shares of the fund repurchased	368,574

Payable for compensation of Manager (Note 2)	52,055

Payable for investor servicing fees (Note 2)	15,053

Payable for custodian fees (Note 2)	5,555

Payable for Trustee compensation and expenses (Note 2)	680

Payable for administrative services (Note 2)	468

Payable for distribution fees (Note 2)	26,036

Payable for offering costs (Note 1)	116,606

Unrealized depreciation on forward currency contracts (Note 1)	505

Written options outstanding, at value (premiums
received $2,793,974) (Notes 1 and 3)	2,669,079

Unrealized depreciation on swap contracts (Note 1)	1,215,988

Premium received on swap contracts (Note 1)	4,830

Other accrued expenses	97,645

Total liabilities	5,323,185

Net assets	$134,780,249

REPRESENTED BY

Paid-in capital (Unlimited shares authorized)
(Notes 1,4 and 6)	$133,092,966

Undistributed net investment income (Note 1)	675,389

Accumulated net realized gain on investments
and foreign currency transactions (Note 1)	1,148

Net unrealized appreciation of investments and
assets and liabilities in foreign currencies	1,010,746

Total — Representing net assets applicable to
capital shares outstanding	$134,780,249

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per
class A share ($57,718,633 divided by 5,593,405 shares)	$10.32

Offering price per class A share (100/96.75 of $10.32)*	$10.67

Net asset value and offering price per
class B share ($1,931,350 divided by 188,071 shares)**	$10.27

Net asset value and offering price per
class C share ($20,425,902 divided by 1,991,048 shares)**	$10.26

Net asset value and redemption price per
class M share ($850,366 divided by 82,500 shares)	$10.31

Offering price per class M share (100/98.00 of $10.31)*	$10.52

Net asset value, offering price and redemption price per
class R share ($13,940 divided by 1,354 shares)	$10.30

Net asset value, offering price and redemption price per
class Y share ($53,840,058 divided by 5,205,285 shares)	$10.34

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

38

Statement of operations For the period 12/23/08
(commencement of operations) to 10/31/09

Putnam Absolute Return 100 Fund

INVESTMENT INCOME

Interest (including interest income of $18,472 from
investments in affiliated issuers) (Note 7)	$1,112,173

Total investment income	1,112,173

EXPENSES

Compensation of Manager (Note 2)	198,377

Investor servicing fees (Note 2)	63,828

Custodian fees (Note 2)	11,236

Trustee compensation and expenses (Note 2)	13,369

Administrative services (Note 2)	10,659

Distribution fees — Class A (Note 2)	45,674

Distribution fees — Class B (Note 2)	7,034

Distribution fees — Class C (Note 2)	59,845

Distribution fees — Class M (Note 2)	632

Distribution fees — Class R (Note 2)	47

Amortization of offering costs (Note 1)	107,997

Auditing	80,216

Other	47,947

Fees waived and reimbursed by Manager (Note 2)	(187,415)

Total expenses	459,446

Expense reduction (Note 2)	(576)

Net expenses	458,870

Net investment income	653,303

Net realized gain on investments (Notes 1 and 3)	93,685

Net realized loss on swap contracts (Note 1)	(282,644)

Net realized gain on futures contracts (Note 1)	211,340

Net realized loss on foreign currency transactions (Note 1)	(62)

Net realized gain on written options (Notes 1 and 3)	1,913

Net unrealized depreciation of assets and liabilities in
foreign currencies during the period	(376)

Net unrealized appreciation of investments, futures
contracts, swap contracts and written options
during the period	1,011,122

Net gain on investments	1,034,978

Net increase in net assets resulting from operations	$1,688,281

Statement of changes in net assets

Putnam Absolute Return 100 Fund

INCREASE IN NET ASSETS
For the period 12/23/08
(commencement of operations) to 10/31/09

Operations:

Net investment income	$653,303

Net realized gain on investments and foreign
currency transactions	24,232

Net unrealized appreciation of investments and
assets and liabilities in foreign currencies	1,010,746

Net increase in net assets resulting from operations	1,688,281

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(990)

Class B	(1)

Class C	(1)

Class M	(2)

Class R	(2)

Class Y	(2)

Redemption fees (Note 1)	1,162

Increase from capital share transactions (Note 4)	128,091,804

Total increase in net assets	129,780,249

NET ASSETS

Beginning of period (Note 6)	5,000,000

End of period (including undistributed net investment
income of $675,389)	$134,780,249

The accompanying notes are an integral part of these financial statements.

39

Financial highlights (For a common share outstanding throughout the period)

Putnam Absolute Return 100 Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
			Net realized and						Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment income	unrealized gain (loss)	Total from investment	From net	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	(loss) [a]	on investments	operations	investment income [e]	distributions [e]	fees [e]	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	turnover (%)

Class A
October 31, 2009 †	$10.00	.16	.16	.32	—	—	—	$10.32	3.22 *	$57,719	1.03 *	1.51 *	43.53 *

Class B
October 31, 2009 †	$10.00	.11	.16	.27	—	—	—	$10.27	2.71 *	$1,931	1.54 *	1.03 *	43.53 *

Class C
October 31, 2009 †	$10.00	.11	.15	.26	—	—	—	$10.26	2.61 *	$20,426	1.67 *	1.04 *	43.53 *

Class M
October 31, 2009 †	$10.00	.15	.16	.31	—	—	—	$10.31	3.12 *	$850	1.16 *	1.47 *	43.53 *

Class R
October 31, 2009 †	$10.00	.11	.19	.30	—	—	—	$10.30	3.02 *	$14	1.24 *	1.10 *	43.53 *

Class Y
October 31, 2009 †	$10.00	.20	.14	.34	—	—	—	$10.34	3.42 *	$53,840	.81 *	1.87 *	43.53 *

* Not annualized.

† For the period December 23, 2008 (commencement of operations) to October 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation. As a result of such limitation, the expenses of each class reflect a reduction of 0.44% based on average net assets for the period ended October 31, 2009 (Note 2).

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

40	41

Statement of assets and liabilities 10/31/09

Putnam Absolute Return 300 Fund

ASSETS

Investment in securities, at value, (Note 1):
Unaffiliated issuers (identified cost $197,773,117)	$204,598,438
Affiliated issuers (identified cost $47,262,731) (Note 7)	47,262,731

Interest and other receivables	1,120,608

Receivable for shares of the fund sold	8,207,202

Receivable for investments sold	272,234

Unrealized appreciation on swap contracts (Note 1)	1,509,901

Unrealized appreciation on forward currency
contracts (Note 1)	1,018

Premium paid on swap contracts (Note 1)	3,334

Receivable for variation margin (Note 1)	649,878

Unamortized offering costs (Note 1)	17,942

Total assets	263,643,286

LIABILITIES

Payable to custodian (Note 2)	21,802

Payable for investments purchased	2,171,830

Payable for shares of the fund repurchased	332,140

Payable for compensation of Manager (Note 2)	209,320

Payable for investor servicing fees (Note 2)	30,602

Payable for custodian fees (Note 2)	6,889

Payable for Trustee compensation and expenses (Note 2)	258

Payable for administrative services (Note 2)	1,055

Payable for distribution fees (Note 2)	66,730

Payable for offering costs (Note 1)	116,606

Unrealized depreciation on forward currency contracts (Note 1)	2,329

Unrealized depreciation on swap contracts (Note 1)	3,551,014

Written options outstanding, at value (premiums
received $8,686,385) (Notes 1 and 3)	8,332,828

Premium received on swap contracts (Note 1)	24,083

Other accrued expenses	122,350

Total liabilities	14,989,836

Net assets	$248,653,450

REPRESENTED BY

Paid-in capital (Unlimited shares authorized)
(Notes 1, 4 and 6)	$241,298,831

Undistributed net investment income (Note 1)	2,839,796

Accumulated net realized loss on investments and
foreign currency transactions (Note 1)	(365,403)

Net unrealized appreciation of investments and
assets and liabilities in foreign currencies	4,880,226

Total — Representing net assets applicable to
capital shares outstanding	$248,653,450

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per
class A share ($107,098,435 divided by 10,051,817 shares)	$10.65

Offering price per class A share (100/96.75 of $10.65)*	$11.01

Net asset value and offering price per
class B share ($6,056,204 divided by 571,396 shares)**	$10.60

Net asset value and offering price per
class C share ($58,150,638 divided by 5,491,983 shares)**	$10.59

Net asset value and redemption price per
class M share ($1,925,634 divided by 181,089 shares)	$10.63

Offering price per class M share (100/98.00 of $10.63)*	$10.85

Net asset value, offering price and redemption price per
class R share ($87,859 divided by 8,271 shares)	$10.62

Net asset value, offering price and redemption price per
class Y share ($75,334,680 divided by 7,057,952 shares)	$10.67

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

42

Statement of operations For the period 12/23/08
(commencement of operations) to 10/31/09

Putnam Absolute Return 300 Fund

INVESTMENT INCOME

Interest (including interest income of $29,781 from
investments in affiliated issuers) (Note 7)	$3,840,825

Total investment income	3,840,825

EXPENSES

Compensation of Manager (Note 2)	493,487

Investor servicing fees (Note 2)	134,390

Custodian fees (Note 2)	13,115

Trustee compensation and expenses (Note 2)	15,537

Administrative services (Note 2)	12,066

Distribution fees — Class A (Note 2)	101,997

Distribution fees — Class B (Note 2)	21,626

Distribution fees — Class C (Note 2)	150,200

Distribution fees — Class M (Note 2)	2,382

Distribution fees — Class R (Note 2)	274

Amortization of offering costs (Note 1)	107,997

Auditing	80,908

Other	80,000

Fees waived and reimbursed by Manager (Note 2)	(132,906)

Total expenses	1,081,073

Expense reduction (Note 2)	(1,099)

Net expenses	1,079,974

Net investment income	2,760,851

Net realized gain on investments (Notes 1 and 3)	374,394

Net realized loss on swap contracts (Note 1)	(1,136,501)

Net realized gain on futures contracts (Note 1)	469,517

Net realized loss on foreign currency transactions (Note 1)	(257)

Net realized gain on written options (Notes 1 and 3)	7,385

Net unrealized depreciation of assets and liabilities in
foreign currencies during the period	(1,723)

Net unrealized appreciation of investments, futures contracts,
swap contracts and written options during the period	4,881,949

Net gain on investments	4,594,764

Net increase in net assets resulting from operations	$7,355,615

Statement of changes in net assets

Putnam Absolute Return 300 Fund

INCREASE IN NET ASSETS
For the period 12/23/08
(commencement of operations) to 10/31/09

Operations:

Net investment income	$2,760,851

Net realized loss on investments and foreign
currency transactions	(285,462)

Net unrealized appreciation of investments and
assets and liabilities in foreign currencies	4,880,226

Net increase in net assets resulting from operations	7,355,615

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class A	(990)

Class B	(1)

Class C	(1)

Class M	(2)

Class R	(2)

Class Y	(2)

Redemption fees (Note 1)	3,546

Increase from capital share transactions (Note 4)	236,295,287

Total increase in net assets	243,653,450

NET ASSETS

Beginning of year (Note 6)	5,000,000

End of year (including undistributed net investment
income of $2,839,796)	$248,653,450

The accompanying notes are an integral part of these financial statements.

43

Financial highlights (For a common share outstanding throughout the period)

Putnam Absolute Return 300 Fund

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

												Ratio of net
			Net realized and						Total return	Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment income	unrealized gain (loss)	Total from investment	From net	Total	Redemption	Net asset value,	at net asset	end of period	to average	(loss) to average	Portfolio
Period ended	beginning of period	(loss) [a]	on investments	operations	investment income [e]	distributions [e]	fees [e]	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [d]	turnover (%)

Class A
October 31, 2009 †	$10.00	.32	.33	.65	—	—	—	$10.65	6.52 *	$107,098	1.11 *	3.02 *	39.12 *

Class B
October 31, 2009 †	$10.00	.26	.34	.60	—	—	—	$10.60	6.01 *	$6,056	1.63 *	2.49 *	39.12 *

Class C
October 31, 2009 †	$10.00	.28	.31	.59	—	—	—	$10.59	5.91 *	$58,151	1.76 *	2.66 *	39.12 *

Class M
October 31, 2009 †	$10.00	.29	.34	.63	—	—	—	$10.63	6.32 *	$1,92 6	1.24 *	2.74 *	39.12 *

Class R
October 31, 2009 †	$10.00	.30	.32	.62	—	—	—	$10.62	6.2 2 *	$88	1.33 *	2.87 *	39.12 *

Class Y
October 31, 2009 †	$10.00	.39	.28	.67	—	—	—	$10.67	6.72 *	$75,335	.90 *	3.67 *	39.12 *

* Not annualized.

† For the period December 23, 2008 (commencement of operations) to October 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation. As a result of such limitation, the expenses of each class reflect a reduction of 0.15% based on average net assets for the period ended October 31, 2009 (Note 2).

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

44	45

Notes to financial statements 10/31/09

Note 1: Significant accounting policies

Putnam Absolute Return 100 and 300 Funds (the “funds”) are each a diversified series of Putnam Funds Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The funds seek to earn a positive total return that exceeds, by a targeted amount, the rate of inflation, as reflected by the return of the Bank of America Merrill Lynch U.S. Treasury Bill Index over a reasonable period of time regardless of market conditions or general market direction. The funds pursue their goals through portfolios that are structured to offer varying degrees of risk, expected volatility and expected returns. The funds will invest primarily in a broadly diversified portfolio reflecting uncorrelated fixed income strategies designed to exploit market inefficiencies across global markets and fixed income sectors. The funds may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the markets perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to sell or buy.

Each fund offers class A, class B, class C, class M, class R and class Y shares. The funds began offering each class of shares on December 23, 2008. Class A and class M shares are sold with a maximum front-end sales charge of 3.25% and 2.00%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within four years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of each fund are borne pro-rata based on the relative net assets of each class to the total net assets of each fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the funds enter into contracts that may include agreements to indemnify another party under given circumstances. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the funds. However, the funds’ management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the funds in the preparation of their financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the balance sheet date through the date that the financial statements were issued, December 15, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the funds’ manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

C) Stripped securities Each fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

D) Foreign currency translation The accounting records of the funds are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The funds do not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in

46

foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts Each fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. Each fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to each fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to each fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the funds’ portfolios. The funds had average contract amounts of approximately 100 and 300 (for 100 Fund and 300 Fund, respectively) on futures contracts for the period ended October 31, 2009. The funds had average contract amounts of approximately $18,200,000 and $53,400,000 (for 100 Fund and 300 Fund, respectively) on written options contracts for the period ended October 31, 2009. For the period ended October 31, 2009, the funds did not have any activity on purchased options contracts.

F) Forward currency contracts Each fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the funds’ portfolios. The funds had average contract amounts of approximately $29,000 and $100,000 (for 100 Fund and 300 Fund, respectively) on forward currency contracts for the period ended October 31, 2009.

G) Interest rate swap contracts Each fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage each fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk , is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the funds’ portfolios. The funds had average contract amounts of approximately $51,700,000 and $166,700,000 (for 100 Fund and 300 Fund, respectively) on interest rate swap contracts for the period ended October 31, 2009.

H) Credit default contracts Each fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit

47

default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the funds’ portfolios. The funds had average contract amounts of approximately $600,000 and $2,500,000 (for 100 Fund and 300 Fund, respectively) on credit default swap contracts for the period ended October 31, 2009.

I) Master agreements Each fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At October 31, 2009, the funds had net liability positions of $3,430,260 and $10,396,001 (for 100 Fund and 300 Fund, respectively) on derivative contracts subject to the Master Agreements. Collateral posted by the funds totaled $3,146,817 and $9,605,895 (for 100 Fund and 300 Fund, respectively).

J) Federal taxes It is the policy of each fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of each fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Each fund is subject to the provisions of ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2009, the 300 Fund had a capital loss carryover of $595,925 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on October 31, 2017.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by each fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of income on swap contracts and for 300 Fund only, unrealized gains and losses on certain futures contracts. Reclassifications are made to the funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the period ended October 31, 2009 reclassifications were as follows.

	Undistributed Net	Accumulated
	Investment	Net Realized	Paid-in
	Income	Gain/Loss	Capital
100 Fund	$23,084	$(23,084)	$—

300 Fund	79,943	(79,941)	(2)

The tax basis components of distributable earnings and the federal tax cost as of October 31, 2009 were as follows:

100 Fund
Unrealized appreciation	$1,711,704
Unrealized depreciation	(68,426)

Net unrealized appreciation	1,643,278
Undistributed ordinary income	388,135
Undistributed long term gain	6,642

Cost for federal income tax purposes	$125,497,490

300 Fund
Unrealized appreciation	$6,999,400
Unrealized depreciation	(174,079)

Net unrealized appreciation	6,825,321
Undistributed ordinary income	2,081,879
Capital loss carryforward	(595,925)

Cost for federal income tax purposes	$245,035,848

L) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

M) Offering costs The offering costs of $125,939 and $125,939 (for 100 Fund and 300 Fund, respectively) are being fully amortized on a straight-line basis over a twelve-month period. The fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and
other transactions

Each fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates:

100 Fund: 0.55% of the first $500 million of average net assets, 0.45% of the next $500 million, 0.40% of the next $500 million, 0.35% of the next $5 billion, 0.325% of the next $5 billion, 0.305% of the next $5 billion, 0.29% of the next $5 billion and 0.28% of any excess thereafter.

300 Fund: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% of any excess thereafter.

Commencing with each fund’s thirteenth whole calendar month of operation, the applicable base fee will be increased or decreased for each month by an amount based on the performance of each fund. The amount of the increase or decrease will be calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Bank of America Merrill Lynch U.S. Treasury Bill Index plus 1.00% and 3.00% (for 100 Fund and 300 Fund, respectively), over the performance period. The maximum annualized performance adjustment rate is +/- 0.04% and +/- 0.12% (for 100 Fund and 300 Fund, respectively). The performance period will be the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced

48

operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate will be multiplied by the fund’s average net assets over the performance period and the result will be divided by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Putnam Management agreed to limit its compensation (and, to the extent necessary, bear other expenses) through July 31, 2009, to the extent that expenses of each fund (exclusive of brokerage commissions, interest, taxes, extraordinary expenses, expense off set and brokerage/service arrangements and payments under each fund’s investment management and distribution plans) would exceed an annual rate of 0.45% of each fund’s average net assets.

During the period ended October 31, 2009, the funds’ expenses were reduced by $138,045 and $113,240 (for 100 Fund and 300 Fund, respectively) as a result of this limit.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse each fund’s expenses to the extent necessary to limit the cumulative expenses of each fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under each fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through each fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of each fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the period ended October 31, 2009, the funds’ expenses were reduced by $49,370 and $19,666 (for 100 Fund and 300 Fund, respectively) as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the funds as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage and provide investment recommendations with respect to a portion of the assets of the funds, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of each fund’s assets managed and 0.10% of the average net assets of the portion of each fund’s assets for which PAC provides investment recommendations.

The funds reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the funds and their staff who provide administrative services to the funds. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the funds’ assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on each fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the funds. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on each fund’s retail asset level, the number of shareholder accounts in each fund and the level of defined contribution plan assets in each fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the period ended October 31, 2009 are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between each fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At October 31, 2009, the payable to the custodian bank (for 300 Fund) represents the amount due for cash advanced for the settlement of securities purchased.

Each fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the period ended October 31, 2009, the funds’ expenses were reduced by $576 and $1,099 (for 100 Fund and 300 Fund, respectively) under the expense offset arrangements.

Each independent Trustee of the funds receives an annual Trustee fee, of which $68 and $152 (for 100 Fund and 300 Fund, respectively), as a quarterly retainer, has been allocated to the funds, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

Each fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Each fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the funds is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Each fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the funds. The Plans provide for payments by each fund to Putnam Retail Management Limited Partnership at an annual rate of up to to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the funds at an annual rate of 0.25%, 0.85%, 1.00%, 0.40% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the period ended October 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received the following:

	Class A Net	Class M Net
	Commissions	Commissions

100 Fund	$16,263	$1,116

300 Fund	68,853	2,538

49

	Class B	Class C
	Contingent	Contingent
	Deferred	Deferred
	Sales Charges	Sales Charges

100 Fund	$475	$3,883

300 Fund	1,905	4,877

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the period ended October 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the period ended October 31, 2009, there was no purchases or sales of U.S. government securities.

Cost of purchases and proceeds from sales of investment securities other than short-term investments were as follows:

	Purchases	Sales
100 Fund	$29,686,641	$ 4,562,311

300 Fund	105,290,728	14,132,585

Written option transactions during the period ended October 31, 2009 are summarized as follows:

		Contract	Premiums
100 Fund		Amounts	Received

Written options outstanding
at beginning of period		$—	$—

Options opened		44,956,400	2,793,794
	EUR	500,000	21,710

Options exercised		—	—

Options expired		—	—

Options closed		—	—
	EUR	(500,000)	(21,710)

Written options outstanding
at end of period		$44,956,400	$2,793,974

		Contract	Premiums
300 Fund		Amounts	Received

Written options outstanding
at beginning of period		$—	$ —

Options opened		145,026,400	8,686,385
	EUR	2,180,000	90,225

Options exercised		—	—

Options expired		—	—

Options closed		—	$—
	EUR	(2,180,000)	(90,225)

Written options outstanding
at end of period	$145,026,400		$8,686,385

Note 4: Capital shares

At October 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

100 Fund:

	For the period 12/23/08
	(commencement of operations) to 10/31/09

Class A	Shares	Amount

Shares sold	6,825,199	$69,527,987

Shares issued in
connection with
reinvestment of
distributions	99	990

	6,825,298	69,528,977

Shares
repurchased	(1,726,893)	(17,595,242)

Net increase	5,098,405	$51,933,735

	For the period 12/23/08
	(commencement of operations) to 10/31/09

Class B	Shares	Amount

Shares sold	219,981	$2,221,727

Shares issued in
connection with
reinvestment of
distributions	—*	1

	219,981	2,221,728

Shares
repurchased	(32,910)	(333,648)

Net increase	187,071	$1,888,080

	For the period 12/23/08
	(commencement of operations) to 10/31/09

Class C	Shares	Amount

Shares sold	2,146,434	$21,760,095

Shares issued in
connection with
reinvestment of
distributions	—*	1

	2,146,434	21,760,096

Shares
repurchased	(156,386)	(1,590,173)

Net increase	1,990,048	$20,169,923

	For the period 12/23/08
	(commencement of operations) to 10/31/09

Class M	Shares	Amount

Shares sold	82,444	$842,754

Shares issued in
connection with
reinvestment of
distributions	—*	2

	82,444	842,756

Shares
repurchased	(944)	(9,462)

Net increase	81,500	$833,294

50

	For the period 12/23/08
	(commencement of operations) to 10/31/09

Class R	Shares	Amount

Shares sold	354	$3,608

Shares issued in
connection with
reinvestment of
distributions	—*	2

	354	3,610

Shares
repurchased	—	—

Net increase	354	$3,610

	For the period 12/23/08
	(commencement of operations) to 10/31/09

Class Y	Shares	Amount

Shares sold	5,824,316	$59,636,413

Shares issued in
connection with
reinvestment of
distributions	—*	2

	5,824,316	59,636,415

Shares
repurchased	(620,031)	(6,373,253)

Net increase	5,204,285	$53,263,162

* Amount represents less than one rounded share.

300 Fund

	For the period 12/23/08
	(commencement of operations) to 10/31/09

Class A	Shares	Amount

Shares sold	12,305,812	$126,670,896

Shares issued in
connection with
reinvestment of
distributions	99	990

	12,305,911	126,671,886

Shares
repurchased	(2,749,094)	(28,353,523)

Net increase	9,556,817	$98,318,363

	For the period 12/23/08
	(commencement of operations) to 10/31/09

Class B	Shares	Amount

Shares sold	689,644	$7,041,217

Shares issued in
connection with
reinvestment of
distributions	—*	1

	689,644	7,041,218

Shares
repurchased	(119,248)	(1,215,693)

Net increase	570,396	$5,825,525

	For the period 12/23/08
	(commencement of operations) to 10/31/09

Class C	Shares	Amount

Shares sold	5,719,336	$59,089,277

Shares issued in
connection with
reinvestment of
distributions	—*	1

	5,719,336	59,089,278

Shares
repurchased	(228,353)	(2,347,806)

Net increase	5,490,983	$56,741,472

	For the period 12/23/08
	(commencement of operations) to 10/31/09

Class M	Shares	Amount

Shares sold	229,753	$2,366,802

Shares issued in
connection with
reinvestment of
distributions	—*	2

	229,753	2,366,804

Shares
repurchased	(49,664)	(502,983)

Net increase	180,089	$1,863,821

	For the period 12/23/08
	(commencement of operations) to 10/31/09

Class R	Shares	Amount

Shares sold	10,213	$103,903

Shares issued in
connection with
reinvestment of
distributions	—*	2

	10,213	103,905

Shares
repurchased	(2,942)	(31,130)

Net increase	7,271	$72,775

	For the period 12/23/08
	(commencement of operations) to 10/31/09

Class Y	Shares	Amount

Shares sold	8,194,507	$85,510,467

Shares issued in
connection with
reinvestment of
distributions	—*	2

	8,194,507	85,510,469

Shares
repurchased	(1,137,555)	(12,037,138)

Net increase	7,056,952	$73,473,331

* Amount represents less than one rounded share.

51

At October 31, 2009, Putnam Investments, LLC owned the following class shares:

100 Fund
		Percent of
		class shares
	Shares	outstanding	Value

Class M	1,000	1.2%	$10,310

Class R	1,000	73.9	10,300

300 Fund
		Percent of
		class shares
	Shares	outstanding	Value

Class M	1,000	0.6%	$10,630

Class R	1,000	12.1	10,620

At October 31, 2009, a shareholder of record owned 11.0% of the outstanding shares of the 100 Fund. At October 31, 2009, a shareholder of record owned 5.8% of the outstanding shares of the 300 Fund.

Note 5: Summary of derivative activity

100 Fund
The following is a summary of the market values of derivative instruments as of October 31, 2009:

	Asset derivatives		Liability derivatives

Derivatives not accounted for
as hedging instruments under	Statement of assets and		Statement of assets and
Statement ASC815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$3,235	Payables	$7,683

Foreign exchange contracts	Receivables	223	Payables	505

Interest rate contracts	Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation /		Unrealized appreciation /
	(depreciation)	509,751*	(depreciation)	3,934,125*

Total		$513,209		$3,942,313

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the period ended October 31, 2009 (see Note 1):

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted
for as hedging instruments			Forward currency
under Statement ASC815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(5,282)	$(5,282)

Foreign exchange contracts	—	—	(282)	—	(282)

Interest rate contracts	124,895	1,156	—	(752,925)	(626,874)

Total	$124,895	$1,156	$(282)	$(758,207)	$(632,438)

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted
for as hedging instruments			Forward currency
under Statement ASC815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(54,348)	$(54,348)

Foreign exchange contracts	—	—	(292)	—	(292)

Interest rate contracts	2,046	211,340	—	(228,296)	(14,910)

Total	$2,046	$211,340	$(292)	$(282,644)	$(69,550)

300 Fund
The following is a summary of the market values of derivative instruments as of October 31, 2009:

	Asset derivatives		Liability derivatives

Derivatives not accounted for
as hedging instruments under	Statement of assets and		Statement of assets and
Statement ASC815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$12,936	Payables	$24,655

Foreign exchange contracts	Receivables	1,018	Payables	2,329

Interest rate contracts	Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation /		Unrealized appreciation /
	(depreciation)	1,678,360*	(depreciation)	12,317,147*

Total		$1,692,314		$12,344,131

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

52

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the period ended October 31, 2009 (see Note 1):

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted
for as hedging instruments			Forward currency
under Statement ASC815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(15,053)	$(15,053)

Foreign exchange contracts	—	—	(1,310)	—	(1,310)

Interest rate contracts	353,557	(255,816)	—	(2,026,060)	(1,928,319)

Total	$353,557	$(255,816)	$(1,310)	$(2,041,113)	$(1,944,682)

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted
for as hedging instruments			Forward currency
under Statement ASC815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$(234,134)	$(234,134)

Foreign exchange contracts	—	—	(1,343)	—	(1,343)

Interest rate contracts	7,787	469,517	—	(902,367)	(425,063)

Total	$7,787	$469,517	$(1,343)	$(1,136,501)	$(660,540)

Note 6: Initial capitalization and offering of shares

Each fund was established as a series of the trust on September 12, 2008 and commenced operations on December 23, 2008. Prior to December 23, 2008, the funds had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

100 Fund
	Capital contribution	Shares issued
Class A	$4,950,000	495,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class R	10,000	1,000

Class Y	10,000	1,000

300 Fund
	Capital contribution	Shares issued
Class A	$4,950,000	495,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class R	10,000	1,000

Class Y	10,000	1,000

Note 7: Investment in Putnam Money Market Liquidity Fund

The funds invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $18,472 and $29,781 (for 100 Fund and 300 Fund, respectively ) for the period ended October 31, 2009. During the period ended October 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated as noted below. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Other

At its July 2009 meeting, the Board of Trustees approved a new management contract for each of the funds, which was submitted to shareholders for approval at a meeting held on November 19, 2009. This meeting was adjourned until December 18, 2009 and is subject to further adjournments. Under the proposed management contract, management fee breakpoints would be determined by reference to the assets of all of the open-end Putnam funds, rather than only the assets of each fund.

Note 10: Market and credit risk

In the normal course of business, each fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The funds may be exposed to additional credit risk that an institution or other entity with which the funds have unsettled or open transactions will default.

53

Federal tax information (unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the 100 Fund hereby designates $6,642 as a capital gain dividend with respect to the taxable period ending October 31, 2009, or, if subsequently determined to be different, the net capital gain of such period.

The Form 1099 you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009.

54

About the Trustees

Ravi Akhoury

Born 1947, Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. He also serves as a Trustee of American India Foundation and of the Rubin Museum.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology with a B.S. in Engineering and obtained an M.S. in Quantitative Methods from SUNY at Stony Brook.

Jameson A. Baxter

Born 1943, Trustee since 1994 and
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He was a founding member of the law firm of Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company).

55

Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

John A. Hill

Born 1942, Trustee since 1985 and
Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $15 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M.Phil. from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New

56

England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated with a degree in Economics from Syracuse University.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of the Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, LLC (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School, and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008 and
President of the Putnam Funds since
July 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens

Born 1942, Trustee since 2009

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company) in December 2008.

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

57

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2009, there were over 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management.
   Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

58

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal	Vice President	Vice President, Senior Associate
Executive Officer, Associate Treasurer,	Since 2004	Treasurer and Assistant Clerk
and Compliance Liaison	Managing Director, Putnam Investments	Since 2005
Since 1989	and Putnam Management
Nancy E. Florek (Born 1957)
Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)	Vice President, Assistant Clerk,
Senior Vice President and Treasurer	Vice President and Chief Legal Officer	Assistant Treasurer and Proxy Manager
Since 2004	Since 2004	Since 2005
Senior Managing Director, Putnam
Steven D. Krichmar (Born 1958)	Investments, Putnam Management and
Vice President and	Putnam Retail Management
Principal Financial Officer
Since 2002	Robert R. Leveille (Born 1969)
Senior Managing Director,	Vice President and
Putnam Investments	Chief Compliance Officer
Since 2007
Janet C. Smith (Born 1965)	Managing Director, Putnam Investments,
Vice President, Principal Accounting	Putnam Management, and Putnam
Officer and Assistant Treasurer	Retail Management
Since 2007
Managing Director, Putnam Investments	Mark C. Trenchard (Born 1962)
and Putnam Management	Vice President and
BSA Compliance Officer
Susan G. Malloy (Born 1957)	Since 2002
Vice President and Assistant Treasurer	Managing Director, Putnam Investments
Since 2007
Managing Director, Putnam Investments	Judith Cohen (Born 1945)
Vice President,
Beth S. Mazor (Born 1958)	Clerk and Assistant Treasurer
Vice President	Since 1993
Since 2002
Managing Director, Putnam Investments

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

59

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International New Opportunities Fund*
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Asia Pacific Equity Fund*
Capital Opportunities Fund*
Capital Spectrum Fund‡
Emerging Markets Equity Fund*
Equity Spectrum Fund‡
Europe Equity Fund*
Global Equity Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund**
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund††

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®

Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

** Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust.

†† Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

60

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Janet C. Smith
Putnam Investment	John A. Hill, Chairman	Vice President, Principal Accounting
Management, LLC	Jameson A. Baxter, Vice Chairman	Officer and Assistant Treasurer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Charles B. Curtis	Susan G. Malloy
	Robert J. Darretta	Vice President and Assistant Treasurer
Investment Sub-Manager	Myra R. Drucker
Putnam Investments Limited	Paul L. Joskow	Beth S. Mazor
57–59 St James’s Street	Elizabeth T. Kennan	Vice President
London, England SW1A 1LD	Kenneth R. Leibler
	Robert E. Patterson	James P. Pappas
Investment Sub-Advisor	George Putnam, III	Vice President
The Putnam Advisory	Robert L. Reynolds
Company, LLC	W. Thomas Stephens	Francis J. McNamara, III
One Post Office Square	Richard B. Worley	Vice President and Chief Legal Officer
Boston, MA 02109
	Officers	Robert R. Leveille
Marketing Services	Robert L. Reynolds	Vice President and Chief
Putnam Retail Management	President	Compliance Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Mark C. Trenchard
	Executive Vice President, Principal	Vice President and BSA Compliance Officer
Custodian	Executive Officer, Associate Treasurer and
State Street Bank and Trust Company	Compliance Liaison	Judith Cohen
Vice President, Clerk and
Legal Counsel	Jonathan S. Horwitz	Assistant Treasurer
Ropes & Gray LLP	Senior Vice President and Treasurer
Wanda M. McManus
Independent Registered Public	Steven D. Krichmar	Vice President, Senior Associate Treasurer
Accounting Firm	Vice President and Principal	and Assistant Clerk
KPMG LLP	Financial Officer
Nancy E. Florek
Vice President, Assistant Clerk, Assistant
Treasurer and Proxy Manager

This report is for the information of shareholders of Putnam Absolute Return 100 Fund and Putnam Absolute Return 300 Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The funds’ Statement of Additional Information contains additional information about the funds’ Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Forwarding service requested

AN104 258893 12/09

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

Putnam Absolute Return 100 Fund:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

October 31, 2009 *	$74,777	$--	$4,750	$-

*The fund commenced operations on December 23, 2008.

For the fiscal year ended October 31, 2009, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amount of $4,750, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

October 31, 2009	$ -	$ -	$ -	$ -

Putnam Absolute Return 300 Fund:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

October 31, 2009 *	$74,808	$--	$4,750	$-

*The fund commenced operations on December 23, 2008.

For the fiscal year ended October 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amount of $4,750, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

October 31, 2009	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith

Principal Accounting Officer

Date: December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: December 30, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 30, 2009

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-07513)

Exact name of registrant as specified in charter: Putnam Funds Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2009

Date of reporting period: December 23, 2008 (commencement of operations) — October 31,
2009

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOLS
(CLASS A SHARES)
500 Fund: PJMDX
700 Fund: PDMAX

Putnam Absolute Return 500 and 700 Funds

Annual report
10 | 31 | 09

A world of investing.™

Putnam INVESTMENTS

ABSOLUTE RETURN FUNDS are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
Absolute Return
500 and 700
Funds

Annual report
10|31|09

Message from the Trustees	1
About the funds	2
Performance and portfolio snapshots	4
Interview with your fund’s portfolio manager	5
Your fund’s performance	9
Your fund’s expenses	11
Terms and definitions	13
Trustee approval of management contract	14
Other information for shareholders	21
Financial statements	22
Federal tax information	65
About the Trustees	66
Officers	70

Message from the Trustees

Dear Fellow Shareholder:

The stock market’s performance since March has helped restore investor confidence and rebuild portfolios. While this upward trend is welcome, investors should not be surprised if this rate of appreciation levels off in coming months. Time-tested investment principles, such as diversification, asset allocation, and a long-term perspective, apply now more than ever.

In this improved climate, we are pleased to report that many Putnam mutual funds have delivered strong and competitive results over the past year. This performance reflects the intense efforts of an investment team infused with a determination to excel and strengthened by the arrival of several senior portfolio managers, research analysts, and traders.

In another development, Charles E. “Ed” Haldeman, Jr. has stepped down as President of the Putnam Funds and as a member of the Board of Trustees of the Funds to become Chief Executive Officer of the Federal Home Loan Mortgage Corporation (FHLMC), also known as Freddie Mac. Effective July 2009, Robert L. Reynolds, President and Chief Executive Officer of Putnam Investments and a Trustee of the Putnam Funds, replaced Mr. Haldeman as President of the Putnam Funds.

We would like to thank all shareholders who took the time to vote by proxy on a number of issues, including shareholder-friendly fee changes, at this fall’s Putnam Funds’ shareholder meetings. We also would like to take this opportunity to welcome new shareholders to the funds and to thank all our investors for your continued confidence in Putnam.

Respectfully yours,

John A. Hill
Chairman of the Trustees

December 14, 2009

About the funds

Pursuing positive returns with less volatility

In response to the considerable financial market volatility investors have experienced in recent years, Putnam Absolute Return Funds are designed to provide innovative diversification to portfolios.

Putnam Absolute Return Funds differ from traditional relative return funds in three important ways. First, absolute return funds pursue positive returns with less volatility over periods of three years or more. Most traditional funds seek outperformance relative to an asset-class benchmark, and their returns may be negative when the benchmark declines. Second, to reduce volatility, absolute return funds isolate and mitigate specific risks that could cause negative results. Third, absolute return funds have the flexibility to invest in a wide range of securities from sectors and markets around the world, and can adjust the mix of investments as market opportunities change. In short, absolute return funds are less constrained than funds that focus on outperforming a traditional stock or bond benchmark.

In addition to these features, Putnam Absolute Return 500 Fund and 700 Fund are backed by experts in Putnam’s Global Asset Allocation Group. These professionals use advanced risk management techniques, such as active trading strategies designed to exploit market inefficiencies. These tools can help mitigate downside risk and potentially help the funds outperform general markets during flat or negative market conditions.

Putnam has years of experience managing absolute return strategies for institutional investors. Our investment teams have deep expertise and a wide range of tools available for pursuing each fund’s targeted return.

Consider these risks before investing: Asset allocation decisions may not always be correct and may adversely affect fund performance. The use of leverage through derivatives may magnify this risk. Leverage and derivatives carry other risks that may result in losses, including the effects of unexpected market shifts and/or the potential illiquidity of certain derivatives. International investments carry risks of volatile currencies, economies, and governments, and emerging-market securities can be illiquid. Bonds are affected by changes in interest rates, credit conditions, and inflation. As interest rates rise, prices of bonds fall. Long-term bonds are more sensitive to interest-rate risk than short-term bonds, while lower-rated bonds may offer higher yields in return for more risk. Unlike bonds, bond funds have ongoing fees and expenses. Stocks of small and/or midsize companies increase the risk of greater price fluctuations. REITs involve the risks of real estate investing, including declining property values. Commodities involve the risks of changes in market, political, regulatory, and natural conditions. Additional risks are listed in the funds’ prospectus.

Recurring volatility shows the
need for innovative funds

There are a number of reasons why stocks and bonds experience setbacks from time to time. That is why it is important to diversify a portfolio with an absolute return fund that pursues positive returns regardless of market direction, and seeks to reduce volatility through flexibility, a wide range of securities, and progressive risk management tools. Consider how these events have affected stock and bond prices over the years:

Inflation The Consumer Price Index rose 12.4% in 1980, and long-term government bonds fell 3.95%. (Source: Ibbotson Long-Term U.S. Government Total Return Index.)

Market panics On Black Monday, October 19, 1987, the Dow Jones Industrial Average plunged 23% in one day.

Global conflicts After the September 11 attacks in 2001, the Dow dropped 7.1% when the stock market reopened days later.

Financial crises After the Lehman Brothers’ collapse in September 2008, stocks, bonds, and global markets fell, and even investment-grade bonds lost value, declining 2.4% in October. (Source: Barclays Capital Aggregate Bond Index.)

Data are historical. Fund performance is shown for class A shares at net asset value. Had sales charge been reflected, returns would have been lower. Past performance is not a guarantee of future results. The S&P 500 Index is an unmanaged index of common stock performance. The BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Indexes assume reinvestment of all distributions and do not have a sales charge. It is not possible to invest directly in an index. The securities in the Putnam funds will differ from those in the index, and the funds’ performance will differ in accordance with the funds’ objective. For the first nine weeks of 2009 (12/31/08–3/09/09), the S&P 500 returned –24.63%. U.S. government bond performance is represented by the Barclays Capital Government Bond Index. The source of the economic data is the U.S. Bureau of Economic Analysis.

As stocks went up and down, and Treasury bills were flat, Putnam Absolute Return 500
Fund and 700 Fund stayed on track toward their targets.

2	3

Performance and
portfolio snapshots

Total return (%) comparison as of 10/31/09

“It was an unusual year that included tremendous
risk, attractive security valuations, and an
incredible rally.”

Jeff Knight, Portfolio Manager, Putnam Absolute Return 500 Fund and
700 Fund

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 9–11 for additional performance information. For a portion of the period, this fund may have limited expenses, without which returns would have been lower. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit putnam.com.

Allocations are represented as a percentage of portfolio market value and include derivative instruments. These may differ from allocations shown later in this report.

Holdings and allocations may vary over time.

Interview with your
fund’s portfolio manager
Jeff Knight

Jeff, how did Putnam Absolute Return 500 Fund and 700 Fund perform from inception on December 23, 2008, through October 31, 2009?

The funds remained steadily on track toward their return targets in the second half of the fiscal year with very low volatility. Fund returns for the fiscal year were actually above the levels that we established as a three-year goal. Putnam Absolute Return 500 Fund’s class A shares posted a return of 7.80% at net asset value. This compares with the BofA Merrill Lynch U.S. Treasury Bill Index result of 0.28%, which is the funds’ proxy for inflation. The fund outperformed this index by 7.52%, rather than 5.00%, which is its target outperformance margin. Similarly, class A shares of Putnam Absolute Return 700 Fund returned 11.60% since inception, an advantage of 11.32% and above its 7.00% target outperformance margin.

It’s important to put these results in context, because 2009 has offered unusually strong performance opportunities and Treasury bill rates were atypically low. We were able to build in a cushion of returns that can be helpful if there are fewer positive opportunities ahead. We are pleased to note that the funds achieved these results with low volatility, because this is an essential feature of our strategy. Even at the depths of the bear market in equities during February and March, when the S&P 500 plunged nearly 25%, neither of these funds declined by more than a few percentage points.

What factors contributed to this strong performance?

A variety of investments contributed to gains this year and gave the funds a low-volatility profile. Early in the year, we made the decision that fixed-income markets offered a number of ways for the funds to reach the absolute return targets without taking too much risk. In the end, over half of our gains came from fixed-income holdings. These included high-quality, short-maturity mortgage-backed credits, particularly AAA-rated commercial mortgage-backed securities [CMBS] and non-agency residential mortgage-backed securities [RMBS]. We also built positions in corporate credits, which had short durations and were guaranteed by the Federal Deposit Insurance Corporation [FDIC], and in interest-only [IO] mortgage securities, which benefited from falling mortgage prepayment risk. We also had modest positions in high-yield bonds and Treasury Inflation-Protected Securities [TIPS].

Broad market index and fund performance

This comparison shows the funds’ performance in the context of broad market indexes for the period from 12/23/08 (commencement of operations) to 10/31/09. See the previous page and pages 9–11 for additional fund performance information. Index descriptions can be found on page 13. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

IN THE NEWS

It is an interest rate for the record books, and may be with us for some time. The Fed (Federal Reserve Board), responsible for implementing U.S. monetary policy, sets short-term interest rates through changes to the federal funds rate, the interest rate at which banks loan funds to other banks, usually on an overnight basis. Since December 2008, the federal funds rate has been near an all-time low of 0% as the U.S. government works to restore liquidity to the credit market. The federal funds rate began at 1.13% in 1954 and hit a high of 22.36% in 1981. After its most recent meeting in November, the Fed stated that economic conditions “are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

Our equity strategy had several facets. In the first few months of 2009, we used small amounts of money to buy individual stocks using a covered call strategy. Since option prices began the year at historically high levels, this allowed the funds to withstand the downward movements of the stock market. Over the course of several months, we gradually built positions in U.S. large-cap equities in both funds, and these contributed strong gains as the market recovered from the low points it reached in March. We also added exposure to emerging markets. Our research indicates that these economies are growing quickly, fueled by strong oil prices, yet stocks in these areas are more attractively valued than in other developing regions. Another distinctive strategy was a pricing disparity that emerged between two financial firms that have similar businesses, in that they specialize in private equities, KKR and Blackstone Group. We built a long position in KKR and short exposure to Blackstone Group. This strategy protected the funds from general market volatility, and the funds profited when the disparity between KKR and Blackstone narrowed. We closed these positions before the end of the period.

How would you characterize the markets this year?

It was an unusual year that included tremendous risk, attractive security valuations, and an incredible rally. We have seen a tremendous recovery in security prices across almost every asset class. In a bit of an irony, it turned out to be a great year for traditional, relative return investing. Most areas of the stock and bond market might finish 2009 with above-average returns. This marks a historic recovery from the downturn during the financial crisis in 2008, when the prices of both stocks and bonds in a number of markets became divorced from fundamentals, as some market participants appeared to anticipate another Great Depression.

500 Fund	700 Fund
Top 10 holdings	Top 10 holdings
HOLDING (percentage of fund’s net assets)	HOLDING (percentage of fund’s net assets)

Short term investments (53.9%)	Short term investments (40.8%)

U.S. Treasury Inflation Index Notes 3.875s, April 15, 2029 (3.0%)	U.S. Treasury Inflation Index Notes 3.875s, April 15, 2029 (3.3%)

UBS AG/ Jersey Branch 144A sr. notes zero %, 2011 (indexed to the UBS	UBS AG/ Jersey Branch 144A sr. notes zero %, 2011 (indexed to the UBS
Bloomberg CMCI Essense Excess Return) (United Kingdom) (2.9%)	Bloomberg CMCI Essense Excess Return) (United Kingdom) (2.8%)

U.S. Treasury Inflation Index Notes 1.875s, July 15, 2013 (2.3%)	U.S. Treasury Inflation Index Notes 1.875s, July 15, 2013 (2.5%)

U.S. Treasury Inflation Index Notes 2s, January 15, 2014 (2.1%)	U.S. Treasury Inflation Index Notes 2s, January 15, 2014 (2.4%)

U.S. Treasury Inflation Index Notes 2.625s, July 15, 2017 (2.0%)	U.S. Treasury Inflation Index Notes 2.625s, July 15, 2017 (2.2%)

U.S. Treasury Inflation Index Notes 2.375s, April 15, 2011 (2.0%)	U.S. Treasury Inflation Index Notes 2.375s, April 15, 2011 (2.2%)

Freddie Mac IFB Ser. 3530, Class CS, IO, 5.805s, 2039 (1.1%)	Freddie Mac IFB Ser. 3530, Class CS, IO, 5.805s, 2039 (1.4%)

Government National Mortgage Association IFB Ser. 07-18,	Government National Mortgage Association IFB Ser. 07-18, Class S, IO,
Class S, IO, 6.555s, 2037 (0.7%)	6.555s, 2037 (0.9%)

JPMorgan Chase Commercial Mortgage Securities Corp.	Government National Mortgage Association IFB Ser. 03-11, Class S, IO,
FRB Ser. 07-LD11, Class A2, 5.803s, 2049 (0.5%)	6.305s, 2033 (0.7%)

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 10/31/09. Holdings will vary over time.

Markets began to recover as new monetary and fiscal policies were put in place earlier this year. The Fed reduced short-term interest rates to virtually zero in December 2008, and in March 2009 launched a program known as quantitative easing, by beginning to purchase government and agency debt. The goal has been to provide stimulus to the economy and liquidity to the financial markets, especially the credit markets. Also, two programs, the Fed’s Term Asset-Backed Securities Loan Facility [TALF] and the Treasury’s Public-Private Investment Program [PPIP], were helpful. The TALF provides credit to businesses and consumers to make up for some of the shortfall in bank lending, and the PPIP has rekindled trading of some of the underperforming mortgage-backed bonds that initially triggered the financial crisis.

The policy mix worked. The performance of the S&P 500 from early March through September 2009 represented its most rapid recovery in over 70 years, since the Great Depression. Most sectors of fixed-income markets, and most international markets, also rallied. However, we believe most investors learned from 2008 not to rely on positive trends. Typically after a market recovery like we have seen, volatility increases. That is when the advantages of absolute return strategies stand out as a portfolio component that can be independent of overall market direction.

Do you think financial markets are near a transition point?

It seems so, though the evidence remains mixed. Aside from its magnitude, the recovery has followed a classic script, and this script suggests market gains can continue at a moderate pace, but with more volatility and a rotation of leadership to higher-quality investments.

Since the monetary policies are expected to be removed next year, the markets will need to see real, fundamental strength in the economy to remain near their recent levels. Somewhat paradoxically, real economic strength might cause greater volatility by hastening the end of policy stimulus. In other words, there is a case for greater volatility ahead, whether the general market direction is positive or negative. This increases the importance of an absolute return strategy focused on low volatility and positive returns, independent of market direction.

How are you preparing to pursue the funds’ absolute return targets in a post-rally environment?

We have been deploying more cash in other asset classes, compared with the middle of the fiscal year. We continue to favor securities that can help us reach our targets and have the best prospects for low volatility. The difference now is that we see a scenario in which high-quality securities might outperform their lower-quality counterparts. We are avoiding investments with significant disappointment risk. Examples of these would be highly leveraged companies and high-yield bonds with the lowest credit ratings. If they do not deliver better fundamental business results, the markets may penalize them disproportionately.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of portfolio market value and include derivative instruments. Holdings will vary over time.

At an asset-class level, fixed-income securities appear more attractive than equities, as they were at the beginning of the year. In the credit markets, there are many mispriced bonds offering attractive yields that can help us reach the funds’ return objectives with less volatility than equities. Following the narrowing of yield spreads in the corporate sector, we have moved money out of investment-grade corporate bonds and into residential mortgage-backed securities.

The stock weightings remain under 15%. We continue to like large-cap, attractively valued companies. The funds’ international positions continue to emphasize emerging markets. Our research indicates that emerging markets have steadily been increasing their contribution to world economic output at nearly twice the rate of developed markets. We expect emerging markets to produce half of world GDP by approximately 2015. In general, many of these markets are well positioned for the patterns of demand that define the modern economy, including rising natural resource prices and brisk regional development, yet stocks are very attractively valued.

What are the differences between the 500 Fund and 700 Fund?

There is no difference in strategies, only a difference in proportions, primarily in the fixed-income positions. The equity weightings and active strategies of the two funds are quite similar. The 500 Fund has a higher cash weighting and fewer bonds than the 700 Fund.

The news media is devoting a great deal of attention to inflation risk. What is your view?

The worry about inflation in the near term is excessive, we believe. However, it will be a greater risk over time. The flexible strategies of these funds give us tools to address inflation risk. For example, we have gradually increased the positions in TIPS and have initiated small positions in commodities. Though neither TIPS nor commodities is a perfect inflation hedge on its own, the combination of these and other tools are helpful for managing this risk.

Jeff, thanks for discussing the funds today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the funds for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey Knight is Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. from Colgate University. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeff, your fund’s portfolio managers are James Fetch, Robert Kea, Robert Schoen, and Jason Vaillancourt.

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of portfolio market value and include derivative instruments. Holdings will vary over time.

Your fund’s performance

This section shows each fund’s performance, price, and distribution information for the period ended October 31, 2009, the end of its first fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the funds’ current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents performance since the funds’ inception date of December 23, 2008. Past performance does not guarantee future results, and the short-term results of relatively new funds are not necessarily indicative of their long-term prospects. More recent returns may be less or more than those shown.

Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

500 Fund

Fund performance Total return for the period ended 10/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(12/23/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	7.80%	1.60%	7.10%	2.10%	7.20%	6.20%	7.30%	3.57%	7.60%	8.10%

After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

For a portion of the period, this fund may have limited expenses, without which returns would have been lower.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Fund price and distribution information For the period ended 10/31/09

	Class A		Class B	Class C	Class M		Class R	Class Y

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

12/23/08*	$10.00	$10.61	$10.00	$10.00	$10.00	$10.36	$10.00	$10.00

10/31/09	10.78	11.44	10.71	10.72	10.73	11.12	10.76	10.81

Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

* Inception date of the fund.

Fund performance as of most recent calendar quarter Total return for the period ended 9/30/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(12/23/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	7.60%	1.41%	7.00%	2.00%	7.00%	6.00%	7.20%	3.48%	7.40%	7.90%

700 Fund

Fund performance Total return for the period ended 10/31/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(12/23/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	11.60%	5.18%	10.80%	5.80%	10.90%	9.90%	11.00%	7.14%	11.20%	11.70%

After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

For a portion of the period, this fund may have limited expenses, without which returns would have been lower.

Due to market volatility, current performance may be higher or lower than performance shown. A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

The short-term results of a relatively new fund are not necessarily indicative of its long-term prospects.

Fund price and distribution information For the period ended 10/31/09

	Class A		Class B	Class C	Class M		Class R	Class Y

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

12/23/08*	$10.00	$10.61	$10.00	$10.00	$10.00	$10.36	$10.00	$10.00

10/31/09	11.16	11.84	11.08	11.09	11.10	11.50	11.12	11.17

Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

* Inception date of the fund.

Fund performance as of most recent calendar quarter Total return for the period ended 9/30/09

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)		(12/23/08)	(12/23/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Life of fund	11.00%	4.62%	10.40%	5.40%	10.40%	9.40%	10.50%	6.66%	10.70%	11.20%

Change in the value of a $10,000 investment ($9,425 after sales charge) Cumulative total return from 12/23/08 (commencement of operations) to 10/31/09

500 Fund: Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $10,210 and $10,620, respectively, after contingent deferred sales charges. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $10,357 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $10,760 and $10,810, respectively.

700 Fund: Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $10,580 and $10,990, respectively, after contingent deferred sales charges. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $10,714 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,120 and $11,170, respectively.

Comparative index returns For the period ended 10/31/09

	BofA Merrill Lynch U.S. Treasury	Barclays Capital Aggregate
	Bill Index	Bond Index	S&P 500 Index

Life of fund	0.28%	6.52%	22.61%

Index results should be compared to fund performance at net asset value.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

500 Fund

Estimated net expenses for the fiscal year
ended 10/31/09*	1.50%	2.25%	2.25%	2.00%	1.75%	1.25%

Estimated total annual operating expenses for the
fiscal year ended 10/31/09	1.92%	2.67%	2.67%	2.42%	2.17%	1.67%

Annualized expense ratio for the six-month period
ended 10/31/09†	1.41%	2.16%	2.16%	1.91%	1.66%	1.16%

700 Fund

Estimated net expenses for the fiscal year
ended 10/31/09*	1.65%	2.40%	2.40%	2.15%	1.90%	1.40%

Estimated total annual operating expenses for the
fiscal year ended 10/31/09	2.07%	2.82%	2.82%	2.57%	2.32%	1.82%

Annualized expense ratio for the six-month period
ended 10/31/09†	1.54%	2.29%	2.29%	2.04%	1.79%	1.29%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s decision to contractually limit expenses through 10/31/10. Putnam Management and the fund’s Board of Trustees subsequently agreed, effective 8/1/09, to replace the fund’s then-current expense limitation with a new expense limitation arrangement in effect through at least 7/31/10.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on current fiscal period data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund from May 1, 2009, to October 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

500 Fund

Expenses paid per $1,000* †	$7.33	$11.20	$11.21	$9.91	$8.62	$6.03

Ending value (after expenses)	$1,062.10	$1,057.30	$1,058.30	$1,059.20	$1,061.10	$1,062.90

700 Fund

Expenses paid per $1,000* †	$8.10	$12.02	$12.03	$10.72	$9.41	$6.79

Ending value (after expenses)	$1,087.70	$1,083.10	$1,084.10	$1,084.00	$1,084.90	$1,087.60

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/09. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2009, use the following calculation method. To find the value of your investment on May 1, 2009, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

500 Fund

Expenses paid per $1,000*†	$7.17	$10.97	$10.97	$9.70	$8.44	$5.90

Ending value (after expenses)	$1,018.10	$1,014.32	$1,014.32	$1,015.58	$1,016.84	$1,019.36

700 Fund

Expenses paid per $1,000*†	$7.83	$11.62	$11.62	$10.36	$9.10	$6.56

Ending value (after expenses)	$1,017.44	$1,013.66	$1,013.66	$1,014.92	$1,016.18	$1,018.70

* Expenses for each share class are calculated using each fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/09. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of each fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Government Bond Index is an unmanaged index of U.S. Treasury and government agency securities.

BofA Merrill Lynch U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract, with respect to your fund, between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June  12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2009. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic
pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for your fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current contractual arrangements as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and
categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to this arrangement that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for funds in your fund’s Lipper category. The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitive standards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June  30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements. In the case of your fund, Putnam Management has agreed to waive fees (and, to the extent necessary, bear other expenses) through July 31, 2010 to the extent that expenses of the fund (exclusive of brokerage, interest, taxes, extraordinary expenses and payments under the fund’s investment management contract and distribution plans) would exceed an annual rate of 0.45% of the fund’s average net assets.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation was not applied to your fund because it had only recently commenced operations.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund (although not your fund) over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds. Because your fund had only recently commenced operations, only limited fund performance information was available to the Trustees when they approved the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar
allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract also included the review of the investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which agreement provides benefits to an affiliate of Putnam Management. The Trustees considered that effective January 1, 2009, the Trustees, PSERV and Putnam Fiduciary Trust Company entered into a new fee schedule that includes for the open-end funds (other than funds of Putnam Variable Trust and Putnam Money Market Liquidity Fund) an expense limitation but, as noted above, also considered that this expense limitation is subject to review as part of the Trustees’

pending review of Putnam’s strategic pricing proposal.

In the case of your fund, the Trustees’ annual review of the fund’s management contract also included the review of the fund’s distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership, which contract and plans also provide benefits to an affiliate of Putnam Management.

Comparison of retail and
institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Subsequent approval of strategic
pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July 10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

The proposed management contracts are subject to shareholder approval. The Trustees called a shareholder meeting for your fund to take place on November 19, 2009, and recommended that shareholders approve the proposed contract. This meeting was adjourned to a later date.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for your fund, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by your fund under its current management contract, based on the net assets of the fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

Name of Fund	Proposed Effective Contractual Rate	Current Effective Contractual Rate	Difference

Putnam Absolute Return 500 Fund	0.742%	0.800%	(0.058)%
Putnam Absolute Return 700 Fund	0.892%	0.950%	(0.058)%

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for your fund than the management fee rate payable under the current management contract. For a small number of funds (although not your fund), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds, such as your fund, that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds (performance adjustments were not proposed for your fund because your fund already has such adjustments in place) and considered whether similar adjustments might be appropriate for other funds. In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August 1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August 1, 2009, your fund is subject to expense limitations of 45.0 basis points on the categories of shareholder servicing fees and certain other ordinary operating expenses.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:00 a.m. to 8:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the funds’ Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee
fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2009, Putnam employees had approximately $303,000,000 and the Trustees had approximately $40,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the
accompanying Notes, preceded by the
Report of Independent Registered Public
Accounting Firm, constitute the funds’
financial statements.

Each fund’s portfolio lists all of the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how each fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows each fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings —from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how each fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of each fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Funds Trust and Shareholders of
Putnam Absolute Return 500 and 700 Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund (the “funds”) at October 31, 2009, and the results of their operations, the changes in each of their net assets and the financial highlights for the period December 23, 2008 (commencement of operations) through October 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2009

The funds’ portfolios 10/31/09

MORTGAGE-BACKED SECURITIES*	500 Fund 19.6%		700 Fund 26.3%
	Principal amount	Value	Principal amount	Value

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A2, 5.658s, 2049	$835,000	$837,839	$706,000	$708,400
Ser. 07-5, Class A3, 5.62s, 2051	392,000	377,829	355,000	342,166
Ser. 06-5, Class A2, 5.317s, 2047	153,000	154,771	136,000	137,575
Ser. 07-1, Class XW, IO, 0.288s, 2049	5,298,563	71,057	4,703,927	63,082

Banc of America Commercial Mortgage, Inc. 144A
Ser. 02-PB2, Class XC, IO, 0.77s, 2035	2,844,349	41,483	2,524,449	36,818
Ser. 04-4, Class XC, IO, 0.291s, 2042	8,161,297	123,943	7,244,120	110,014

Bear Stearns Alternate Trust FRB Ser. 06-2, Class 24A1, 5.853s, 2036	591,519	366,742	873,807	541,761

Bear Stearns Alternate Trust II FRB Ser. 07-1, Class 1A1, 6.007s, 2047	900,810	555,300	1,011,353	623,444

Bear Stearns Asset Backed Securities Trust FRB Ser. 07-AC4, Class A1, 0.544s, 2037	545,807	278,362	755,853	385,485

Bear Stearns Commercial Mortgage Securities, Inc. Ser. 07-PW18, Class A2, 5.613s, 2050	467,000	468,795	484,000	485,860

Citigroup FRB Ser. 07-AR5, Class 1A2A, 5.606s, 2037	342,458	227,748	338,413	225,058

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-6, Class 1A3A, 5.754s, 2046	285,611	171,367	248,166	148,899

Citigroup/Deutsche Bank Commercial Mortgage Trust Ser. 07-CD4, Class A2B,
5.205s, 2049	796,000	803,681	666,000	672,426

Commercial Mortgage Pass-Through Certificates Ser. 06-C8, Class A2B, 5.248s, 2046	278,000	278,808	380,000	381,105

Countrywide Alternative Loan Trust
Ser. 06-2CB, Class A11, 6s, 2036	139,294	96,374	132,934	91,974
Ser. 05-80CB, Class 2A1, 6s, 2036	226,674	166,464	215,993	158,620
Ser. 05-50CB, Class 3A1, 6s, 2035	586,617	378,368	866,242	558,726
Ser. 07-2CB, Class 1A9, 5 3/4s, 2037	761,189	587,333	1,028,244	793,393
FRB Ser. 05-9CB, Class 1A1, 0.744s, 2035	495,991	362,106	687,024	501,572
FRB Ser. 06-23CBC, Class 2A5, 0.644s, 2036	254,194	115,023	261,598	118,373
FRB Ser. 06-18CB, Class A7, 0.594s, 2036	663,892	418,252	881,574	555,392
FRB Ser. 07-HY7C, Class A1, 0.384s, 2037	203,910	103,994	184,256	93,971

Countrywide Home Loans 144A Ser. 06-R1, Class AS, IO, 5 5/8s, 2036	290,213	28,673	267,532	26,432

Credit Suisse Mortgage Capital Certificates
FRB Ser. 08-C1, Class A2, 6.216s, 2041	275,000	279,142	242,000	245,645
Ser. 07-1, Class 1A1A, 5.942s, 2037	175,735	114,228	233,088	151,507
FRB Ser. 07-C4, Class A2, 5.809s, 2039	165,000	166,408	145,000	146,238
Ser. 07-C5, Class A2, 5.589s, 2040 F	258,000	257,768	318,000	317,715
Ser. 07-C2, Class A2, 5.448s, 2049	893,000	888,324	981,000	975,863

CS First Boston Mortgage Securities Corp. 144A Ser. 04-C4, Class AX, IO, 0.377s, 2039	3,144,585	69,062	2,791,364	61,304

CWCapital Cobalt Ser. 07-C2, Class A2, 5.334s, 2047	153,000	153,748	149,000	149,729

Deutsche Alternative Securities, Inc. FRB Ser. 06-AR6, Class A6, 0.434s, 2037	490,407	255,012	561,229	291,839

Fannie Mae
IFB Ser. 06-65, Class PS, IO, 6.976s, 2036	5,017,117	740,066	5,058,076	746,108
IFB Ser. 04-W2, Class 1A3S, IO, 6.906s, 2044	73,419	5,139	62,228	4,356
IFB Ser. 05-90, Class GS, IO, 6.506s, 2035	272,254	39,232	250,497	36,097
IFB Ser. 05-18, Class SK, IO, 6.506s, 2035	271,604	26,734	250,614	24,668
IFB Ser. 05-59, Class KS, IO, 6.456s, 2035	170,476	22,575	5,952,753	788,275
IFB Ser. 05-57, Class CI, IO, 6.456s, 2035	800,438	79,956	1,067,250	106,608
IFB Ser. 05-104, Class SI, IO, 6.456s, 2033	1,342,822	172,956	1,143,101	147,231
IFB Ser. 05-73, Class SD, IO, 6.436s, 2035	102,581	17,695	94,183	16,246
IFB Ser. 05-51, Class WS, IO, 6.386s, 2035	277,521	40,339	246,430	35,820
IFB Ser. 06-36, Class PS, IO, 6.356s, 2036	382,278	51,526	339,593	45,772
IFB Ser. 09-43, Class SB, IO, 6.086s, 2039	116,733	17,334	107,242	15,925
IFB Ser. 08-11, Class SC, IO, 6.036s, 2038	310,584	39,891	286,494	36,797
Ser. 06-W2, Class 1AS, IO, 5.723s, 2036	1,119,035	114,701	2,238,645	229,461
Ser. 07-W1, Class 1AS, IO, 5.479s, 2046	2,198,570	213,041	2,930,962	284,010
Ser. 03-W12, Class 1IO2, IO, 1.983s, 2043	386,122	20,503	1,092,262	57,999
Ser. 98-W2, Class X, IO, 1 1/4s, 2028	777,740	27,688	660,453	23,512
Ser. 98-W5, Class X, IO, 1.193s, 2028	335,163	11,932	284,617	10,132
FRB Ser. 05-115, Class DF, 1.146s, 2033	85,131	84,574	—	—

MORTGAGE-BACKED SECURITIES* cont.	500 Fund 19.6%		700 Fund 26.3%
	Principal amount	Value	Principal amount	Value

Fannie Mae
FRB Ser. 07-80, Class F, 0.944s, 2037	$142,120	$140,167	$—	$—
FRB Ser. 06-3, Class FY, 0.744s, 2036	248,866	246,119	213,475	211,119
Ser. 03-W1, Class 2A, IO, 0.176s, 2042	1,145,050	14,313	972,511	12,156

Federal Home Loan Mortgage Corp. Structured Pass Through Securities Ser. T-8,
Class A9, IO, 0.463s, 2028	473,844	6,823	402,412	5,795

Federal Home Loan Mortgage Corp. Structured Pass-Through Securities
Ser. T-59, Class 1AX, IO, 0.269s, 2043	979,751	7,936	831,964	6,739
Ser. T-48, Class A2, IO, 0.212s, 2033	1,336,246	11,224	1,134,709	9,532
FRB Ser. T-54, Class 2A, IO, 0.136s, 2043	554,146	2,606	470,615	2,213

Freddie Mac
IFB Ser. 3151, Class SI, IO, 6.905s, 2036	595,202	101,556	508,371	86,741
IFB Ser. 2779, Class YS, IO, 6.905s, 2033	505,956	60,903	449,738	54,136
IFB Ser. 2645, Class ST, IO, 6.905s, 2031	10,517,668	889,485	10,798,586	913,243
IFB Ser. 3208, Class PS, IO, 6.855s, 2036	3,421,528	551,187	3,435,630	553,458
IFB Ser. 2628, Class S, IO, 6.855s, 2032	8,668,883	1,021,202	8,900,322	1,048,466
IFB Ser. 3050, Class SI, IO, 6.505s, 2034	5,233,583	739,448	5,218,603	737,331
IFB Ser. 3123, Class LI, IO, 6.455s, 2036	817,713	130,142	542,958	86,414
IFB Ser. 3117, Class SI, IO, 6.455s, 2036	6,300,203	837,730	7,523,621	1,000,407
IFB Ser. 2990, Class SE, IO, 6.455s, 2035	5,304,621	628,018	4,822,233	570,908
IFB Ser. 3107, Class DC, IO, 6.455s, 2035	2,296,077	343,553	1,825,872	273,198
IFB Ser. 2990, Class SR, IO, 6.405s, 2035	3,681,226	466,645	4,212,737	534,021
IFB Ser. 3055, Class MS, IO, 6.355s, 2035	4,531,217	639,168	5,184,891	731,374
IFB Ser. 2866, Class GS, IO, 6.355s, 2034	3,393,010	332,939	3,158,568	309,935
IFB Ser. 3387, Class PS, IO, 6.335s, 2037	666,293	93,573	888,392	124,764
IFB Ser. 3346, Class SC, IO, 6.305s, 2033	4,519,823	610,666	3,895,583	526,326
IFB Ser. 3346, Class SB, IO, 6.305s, 2033	3,263,707	439,256	2,836,308	381,733
IFB Ser. 3530, Class CS, IO, 5.805s, 2039	24,346,767	2,595,412	24,279,549	2,588,346
FRB Ser. 2718, Class FN, 1.745s, 2033	58,310	58,171	3,069	3,062
FRB Ser. 2634, Class LF, 1.546s, 2033	119,407	118,464	—	—
FRB Ser. 3190, Class FL, 1.045s, 2032	145,381	144,381	—	—
FRB Ser. 3059, Class FD, 0.946s, 2035	154,024	153,664	126,711	126,415
FRB Ser. 3035, Class NF, 0.946s, 2035	399,253	395,183	328,275	324,928
FRB Ser. 3350, Class FK, 0.845s, 2037	142,794	141,004	—	—
FRB Ser. 3192, Class FE, 0.845s, 2036	139,291	139,291	114,634	114,634
FRB Ser. 3237, Class FT, 0.744s, 2036	103,958	103,927	85,552	85,526
Ser. 3290, Class DO, PO, zero %, 2036	47,973	46,495	41,783	40,495
Ser. 3171, Class KO, PO, zero %, 2036	16,985	16,981	13,693	13,690
Ser. 3073, Class TO, PO, zero %, 2034	22,903	21,562	22,903	21,562

GE Capital Commercial Mortgage Corp. 144A Ser. 05-C2, Class XC, IO, 0.126s, 2043	22,376,134	147,295	19,860,978	130,739

Government National Mortgage Association
IFB Ser. 07-35, Class KS, 26.371s, 2037	564,963	715,900	501,905	635,995
IFB Ser. 05-68, Class SN, IO, 6.955s, 2034	186,105	21,727	171,576	20,030
IFB Ser. 04-47, Class SY, IO, 6.815s, 2034	99,758	12,240	91,969	11,284
IFB Ser. 04-96, Class KS, IO, 6.755s, 2034	85,077	12,342	78,533	11,392
IFB Ser. 06-16, Class GS, IO, 6.745s, 2036	203,034	23,595	187,757	21,820
IFB Ser. 09-76, Class SA, IO, 6.655s, 2039	3,572,240	480,109	4,372,273	587,633
IFB Ser. 09-87, Class IW, IO, 6.605s, 2039	200,000	29,063	200,000	29,063
IFB Ser. 07-18, Class S, IO, 6.555s, 2037	11,771,182	1,747,290	11,738,803	1,742,484
IFB Ser. 07-8, Class SH, IO, 6.555s, 2037	858,407	114,249	790,872	105,260
IFB Ser. 07-6, Class SB, IO, 6.555s, 2037	1,492,234	152,712	1,388,918	142,139
IFB Ser. 09-87, Class SI, IO, 6.505s, 2039	324,000	45,360	299,000	41,860
IFB Ser. 07-35, Class PY, IO, 6.505s, 2037	2,107,687	284,717	1,799,304	243,059
IFB Ser. 04-104, Class IS, IO, 6.505s, 2034	274,863	33,092	253,321	30,498
IFB Ser. 06-25, Class SI, IO, 6.455s, 2036	388,230	45,375	344,933	40,315
IFB Ser. 07-37, Class SU, IO, 6.445s, 2037	377,746	50,477	347,885	46,487
IFB Ser. 07-37, Class YS, IO, 6.425s, 2037	242,831	28,971	223,832	26,704

MORTGAGE-BACKED SECURITIES* cont.	500 Fund 19.6%		700 Fund 26.3%
	Principal amount	Value	Principal amount	Value

Government National Mortgage Association
IFB Ser. 07-16, Class KU, IO, 6.405s, 2037	$1,090,467	$134,234	$979,225	$120,540
IFB Ser. 06-29, Class SN, IO, 6.405s, 2036	194,900	20,286	180,370	18,774
IFB Ser. 06-36, Class SN, IO, 6.365s, 2036	1,049,027	109,299	966,597	100,710
IFB Ser. 09-61, Class YS, IO, 6.355s, 2039	6,514,407	879,529	6,063,113	818,599
IFB Ser. 08-6, Class TI, IO, 6.355s, 2032	168,329	16,180	155,212	14,919
IFB Ser. 03-110, Class SP, IO, 6.355s, 2030	623,795	56,565	575,084	52,148
IFB Ser. 04-40, Class SA, IO, 6.305s, 2034	3,673,634	459,204	3,673,634	459,204
IFB Ser. 03-11, Class S, IO, 6.305s, 2033	8,269,590	1,062,815	9,875,931	1,269,263
IFB Ser. 06-38, Class SW, IO, 6.255s, 2036	503,006	45,733	464,183	42,204
IFB Ser. 07-59, Class SD, IO, 6.225s, 2037	5,405,035	448,361	6,674,177	553,640
IFB Ser. 08-40, Class SC, IO, 6.105s, 2038	6,979,500	814,911	6,344,787	740,803
IFB Ser. 05-92, Class SP, IO, 6.055s, 2035	1,116,768	105,838	1,029,466	97,565
IFB Ser. 05-66, Class S, IO, 6.005s, 2035	768,691	102,045	708,698	94,081
IFB Ser. 09-76, Class CS, IO, 5.955s, 2039	5,191,927	567,997	5,268,107	576,331
IFB Ser. 07-17, Class SI, IO, 5.943s, 2037	165,462	18,583	152,513	17,129
IFB Ser. 06-16, Class SJ, IO, 5.855s, 2036	483,437	45,451	446,970	42,022
IFB Ser. 05-27, Class SP, IO, 5.855s, 2035	431,081	45,732	397,163	42,133
IFB Ser. 04-87, Class SD, IO, 5.855s, 2034	451,493	52,490	417,331	48,519
IFB Ser. 04-83, Class CS, IO, 5.835s, 2034	647,535	72,582	596,663	66,879
IFB Ser. 07-28, Class SB, IO, 5.805s, 2037	95,887	10,570	88,416	9,746
IFB Ser. 04-89, Class HS, IO, 5.755s, 2034	1,331,972	144,430	1,227,402	133,091

Greenwich Capital Commercial Funding Corp. Ser. 05-GG3, Class A2, 4.305s, 2042	731,522	731,296	584,126	583,945

GS Mortgage Securities Corp. II Ser. 06-GG6, Class A2, 5.506s, 2038	611,000	620,457	562,000	570,699

GS Mortgage Securities Corp. II 144A Ser. 03-C1, Class X1, IO, 0.286s, 2040	5,662,837	113,259	5,026,683	100,536

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP1, Class 1AS, IO, 5.97s, 2035	1,108,334	120,587	2,216,668	241,173
Ser. 06-RP2, Class 1AS1, IO, 5.65s, 2036	1,029,319	105,505	1,371,990	140,629
Ser. 98-2, IO, 1.04s, 2027	133,518	3,965	113,368	3,367
Ser. 98-4, IO, 0.744s, 2026	165,439	4,550	140,539	3,865
Ser. 98-3, IO, 0.675s, 2027	165,088	3,814	140,146	3,237
Ser. 99-2, IO, 0.494s, 2027	218,488	5,200	185,500	4,415

IndyMac Indx Mortgage Loan Trust
Ser. 07-A3, Class A1, 6 1/4s, 2037	302,395	254,586	446,033	375,515
FRB Ser. 06-AR5, Class 1A2, 5.681s, 2036	471,871	82,577	427,848	74,873
FRB Ser. 06-AR11, Class 3A1, 5.217s, 2036	449,576	233,701	623,378	324,047

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 07-LD12, Class A2, 5.827s, 2051	343,000	348,725	300,000	305,007
FRB Ser. 07-LD11, Class A2, 5.803s, 2049	1,268,000	1,270,790	1,154,000	1,156,546
FRB Ser. 07-CB19, Class A2, 5.746s, 2049	283,000	289,307	241,000	246,371
Ser. 06-CB16, Class A3B, 5.579s, 2045	751,000	744,423	892,000	884,188
Ser. 06-LDP8, Class A3B, 5.447s, 2045	368,000	362,058	369,000	363,042
Ser. 05-LDP4, Class A2, 4.79s, 2042	144,807	145,169	144,807	145,169
Ser. 06-CB16, Class X1, IO, 0.113s, 2045	12,284,196	145,154	10,903,150	128,835

LB Commercial Conduit Mortgage Trust Ser. 07-C3, Class A2, 5.84s, 2044	226,000	228,881	229,000	231,919

LB-UBS Commercial Mortgage Trust
Ser. 07-C2, Class A2, 5.303s, 2040	391,000	391,000	431,000	431,000
Ser. 05-C7, Class A2, 5.103s, 2030	243,000	247,398	205,000	208,711
5.084s, 2031	391,000	395,424	478,000	483,409
Ser. 07-C2, Class XW, IO, 0.547s, 2040	3,650,236	85,735	3,241,330	76,131

LB-UBS Commercial Mortgage Trust 144A Ser. 03-C5, Class XCL, IO, 0.402s, 2037	4,883,477	88,668	4,334,604	78,702

Merrill Lynch Mortgage Trust Ser. 06-C1, Class A2, 5.611s, 2039	311,000	316,163	292,000	296,847

Merrill Lynch Mortgage Trust 144A Ser. 05-LC1, Class X, IO, 0.1s, 2044	11,204,795	65,862	9,944,989	58,457

Merrill Lynch/Countrywide Commercial Mortgage Trust Ser. 06-4, Class A2,
5.112s, 2049	127,000	126,999	124,000	123,999

MORTGAGE-BACKED SECURITIES* cont.	500 Fund 19.6%		700 Fund 26.3%
	Principal amount	Value	Principal amount	Value

Morgan Stanley Capital I
FRB Ser. 07-IQ15, Class A2, 5.84s, 2049	$136,000	$138,645	$122,000	$124,373
Ser. 07-IQ13, Class A3, 5.331s, 2044	466,000	431,941	464,000	430,087
Ser. 06-T21, Class A2, 5.09s, 2052	54,000	54,378	50,000	50,350

Morgan Stanley Mortgage Loan Trust Ser. 06-6AR, Class 2A, 5.411s, 2036	422,139	278,612	434,574	286,819

Opteum Mortgage Acceptance Corp. FRB Ser. 05-5, Class 1APT, 0.524s, 2035	624,580	412,223	922,389	608,777

Residential Accredit Loans, Inc.
Ser. 06-QS17, Class A4, 6s, 2036	820,389	494,541	803,259	484,215
Ser. 06-QS13, Class 1A5, 6s, 2036	162,924	106,359	147,139	96,054

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 07-10, Class 1A1, 6s, 2037	1,034,394	631,829	857,342	523,682
FRB Ser. 06-9, Class 1A1, 5.656s, 2036	669,901	384,311	553,751	317,678
FRB Ser. 06-12, Class 1A1, 0.404s, 2037	326,326	195,796	296,660	177,996

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C33, Class A3, 5.902s, 2051	372,000	365,771	340,000	334,307
FRB Ser. 07-C32, Class A2, 5.735s, 2049	938,000	938,136	1,166,000	1,166,169
Ser. 06-C28, Class A3, 5.679s, 2048	922,000	878,785	1,034,000	985,535
Ser. 06-C27, Class A2, 5.624s, 2045	241,000	245,281	244,000	248,335
Ser. 07-C34, Class A2, 5.569s, 2046	376,000	383,807	374,000	381,765
Ser. 07-C31, Class A2, 5.421s, 2047	941,000	940,454	1,141,000	1,140,338

Wachovia Bank Commercial Mortgage Trust 144A Ser. 03-C3, Class IOI, IO,
0.482s, 2035	4,809,507	122,730	4,269,731	108,956

Wells Fargo Alternative Loan Trust FRB Ser. 07-PA6, Class A1, 6.546s, 2037	396,304	265,895	328,681	220,524

Total mortgage-backed securities (cost $42,999,136 and $44,423,833)		$47,131,176		$48,723,726

U.S. GOVERNMENT AGENCY OBLIGATIONS*	500 Fund 1.7%		700 Fund 1.7%
	Principal amount	Value	Principal amount	Value

Bank of America NA FDIC guaranteed notes FRN 0.228s, 2010	$800,000	$799,903	$700,000	$699,915

Bank of America NA FDIC guaranteed notes FRN Ser. BKNT, 0.33s, 2010	625,000	624,692	315,000	314,845

General Electric Capital Corp. FDIC guaranteed notes 1 5/8s, 2011	900,000	909,732	700,000	707,569

Goldman Sachs Group, Inc (The) FDIC guaranteed notes 1 5/8s, 2011	900,000	910,973	700,000	708,534

JPMorgan Chase & Co. FDIC guaranteed 2 5/8s, 2010	900,000	918,337	700,000	714,262

Total U.S. government agency obligations (cost $4,136,818 and $3,124,080)		$4,163,637		$3,145,125

U.S. TREASURY OBLIGATIONS*	500 Fund 11.3%		700 Fund 12.6%
	Principal amount	Value	Principal amount	Value

U.S. Treasury Inflation Index Notes
3 7/8s, April 15, 2029	$5,514,474	$7,118,860	$4,726,692	$6,101,880
2 5/8s, July 15, 2017	4,374,006	4,812,117	3,749,148	4,124,672
2 3/8s, April 15, 2011	4,567,248	4,725,674	3,914,784	4,050,578
2s, January 15, 2014	4,906,188	5,156,710	4,205,304	4,420,037
1 7/8s, July 15, 2013	5,170,880	5,417,304	4,465,760	4,678,581

Total U.S. treasury obligations (cost $26,624,067 and $22,852,559)		$27,230,665		$23,375,748

COMMON STOCKS*	500 Fund 7.4%		700 Fund 8.3%
	Shares	Value	Shares	Value

Advertising and marketing services		—%		—%
Clear Channel Outdoor Holdings, Inc. Class A †	1,161	$7,918	1,005	$6,854

		7,918		6,854

Aerospace and defense		0.4%		0.5%
Alliant Techsystems, Inc. †	664	51,646	574	44,646

Lockheed Martin Corp.	5,240	360,460	4,534	311,894

Northrop Grumman Corp.	6,190	310,305	5,356	268,496

Raytheon Co.	7,520	340,506	6,507	294,637

		1,062,917		919,673

Agriculture		0.2%		0.2%
Archer Daniels Midland Co.	13,579	408,999	11,750	353,910

		408,999		353,910

COMMON STOCKS* cont.	500 Fund 7.4%		700 Fund 8.3%
	Shares	Value	Shares	Value

Airlines		—%		—%
Copa Holdings SA Class A (Panama)	648	$27,455	560	$23,649

		27,455		23,649

Automotive		—%		—%
Hertz Global Holdings, Inc. †	3,903	36,337	3,378	31,449

Navistar International Corp. †	1,251	41,458	1,083	35,891

TRW Automotive Holdings Corp. †	773	12,097	667	10,439

		89,892		77,779

Banking		0.3%		0.3%
Bank of America Corp.	5,480	79,898	4,740	69,109

Bank of Hawaii Corp.	2,289	101,632	1,981	87,956

BOK Financial Corp.	977	41,982	844	36,267

Citigroup, Inc.	21,942	89,743	18,984	77,645

Hudson City Bancorp, Inc.	22,600	296,964	19,554	256,940

Popular, Inc. (Puerto Rico)	14,524	31,372	12,566	27,143

Synovus Financial Corp.	12,484	27,714	10,802	23,980

		669,305		579,040

Beverage		0.1%		0.1%
Coca-Cola Enterprises, Inc.	6,988	133,261	6,044	115,259

		133,261		115,259

Biotechnology		0.2%		0.2%
Amgen, Inc. †	8,808	473,254	7,620	409,423

		473,254		409,423

Broadcasting		—%		—%
CTC Media, Inc. (Russia) †	722	11,610	625	10,050

Discovery Communications, Inc.
Class C †	3,562	85,559	3,081	74,006

		97,169		84,056

Cable television		0.3%		0.3%
Comcast Corp. Class A	28,928	419,456	25,027	362,892

DIRECTV Group, Inc. (The) †	5,732	150,752	4,959	130,422

DISH Network Corp. Class A †	2,718	47,293	2,351	40,907

Liberty Global, Inc. Class A †	3,464	71,116	2,997	61,528

		688,617		595,749

Chemicals		0.1%		0.2%
Ashland, Inc.	1,689	58,338	1,458	50,359

Cabot Corp.	1,533	33,619	1,327	29,101

CF Industries Holdings, Inc.	861	71,678	711	59,191

Eastman Chemical Co.	1,682	88,322	1,453	76,297

Lubrizol Corp. (The)	1,531	101,903	1,322	87,992

		353,860		302,940

Coal		0.1%		0.1%
Alpha Natural Resources, Inc. †	2,584	87,778	2,236	75,957

Massey Energy Co.	2,595	75,489	2,246	65,336

Walter Industries, Inc.	1,219	71,312	1,053	61,601

		234,579		202,894

Combined utilities		—%		0.1%
El Paso Corp.	11,116	109,048	9,619	94,362

		109,048		94,362

Commercial and consumer services		0.1%		0.1%
Aaron Rents, Inc.	750	18,788	649	16,257

Alliance Data Systems Corp. †	2,508	137,890	2,173	119,472

Hillenbrand, Inc.	978	19,540	846	16,903

Lender Processing Services, Inc.	2,641	105,112	2,284	90,903

		281,330		243,535

COMMON STOCKS* cont.	500 Fund 7.4%		700 Fund 8.3%
	Shares	Value	Shares	Value

Computers		0.5%		0.5%
IBM Corp.	5,855	$706,172	5,065	$610,890

Lexmark International, Inc.
Class A †	4,757	121,304	4,115	104,933

NCR Corp. †	6,451	65,478	5,581	56,647

Seagate Technology	10,008	139,612	8,660	120,807

Western Digital Corp. †	4,165	140,277	3,604	121,383

		1,172,843		1,014,660

Conglomerates		—%		—%
Crane Co.	1,045	29,103	903	25,149

SPX Corp.	974	51,408	844	44,546

		80,511		69,695

Consumer		—%		—%
Black & Decker Manufacturing Co.	829	39,145	715	33,762

		39,145		33,762

Consumer goods		0.2%		0.2%
Kimberly-Clark Corp.	6,948	424,940	6,011	367,633

Newell Rubbermaid, Inc.	3,669	53,237	3,174	46,055

		478,177		413,688

Consumer services		—%		—%
Brink’s Co. (The)	972	23,066	840	19,933

WebMD Health Corp. Class A †	1,723	58,685	1,490	50,749

		81,751		70,682

Containers		0.1%		0.1%
Owens-Illinois, Inc. †	3,858	122,993	3,338	106,415

Pactiv Corp. †	3,034	70,055	2,623	60,565

		193,048		166,980

Electric utilities		0.1%		0.2%
Alliant Energy Corp.	1,950	51,792	1,687	44,807

CenterPoint Energy, Inc.	6,119	77,099	5,294	66,704

Integrys Energy Group, Inc.	1,353	46,814	1,173	40,586

XCEL Energy, Inc.	8,067	152,144	6,980	131,643

		327,849		283,740

Electrical equipment		—%		—%
Molex, Inc.	5,157	96,281	4,460	83,268

		96,281		83,268

Electronics		0.3%		0.3%
Integrated Device Technology, Inc. †	12,232	71,924	10,583	62,228

Jabil Circuit, Inc.	5,056	67,649	4,374	58,524

National Semiconductor Corp.	6,980	90,321	6,039	78,145

Texas Instruments, Inc.	14,332	336,085	12,399	290,757

Vishay Intertechnology, Inc. †	10,839	67,527	9,378	58,425

		633,506		548,079

Energy (oil field)		0.1%		0.1%
Cameron International Corp. †	3,396	125,550	2,939	108,655

Oceaneering International, Inc. †	1,486	75,935	1,284	65,612

Rowan Cos., Inc.	3,513	81,677	3,038	70,634

		283,162		244,901

Financial		0.1%		0.1%
AmeriCredit Corp. †	6,314	111,442	5,463	96,422

Discover Financial Services	6,984	98,754	6,043	85,448

		210,196		181,870

COMMON STOCKS* cont.	500 Fund 7.4%		700 Fund 8.3%
	Shares	Value	Shares	Value

Food		0.3%		0.3%
Del Monte Foods Co.	5,316	$57,413	4,599	$49,669

General Mills, Inc.	6,853	451,750	5,929	390,840

Sara Lee Corp.	15,542	175,469	13,446	151,805

		684,632		592,314

Forest products and packaging		—%		—%
Rayonier, Inc.	1,103	42,554	954	36,805

		42,554		36,805

Gaming and lottery		—%		—%
WMS Industries, Inc. †	628	25,107	541	21,629

		25,107		21,629

Health care		—%		—%
Tenet Healthcare Corp. †	5,729	29,332	4,958	25,385

		29,332		25,385

Health-care services		0.4%		0.4%
Aetna, Inc.	5,361	139,547	4,639	120,753

Bio-Rad Laboratories, Inc. Class A †	1,305	116,654	1,127	100,743

Health Management Associates, Inc. Class A †	2,904	17,714	2,511	15,317

Lincare Holdings, Inc. †	832	26,133	719	22,584

McKesson Corp.	3,258	191,342	2,819	165,560

Medco Health Solutions, Inc. †	5,787	324,766	5,007	280,993

Universal Health Services, Inc. Class B	568	31,609	490	27,269

		847,765		733,219

Household furniture and appliances		—%		—%
Whirlpool Corp.	951	68,082	824	58,990

		68,082		58,990

Insurance		0.2%		0.2%
Allied World Assurance Company Holdings, Ltd. (Bermuda)	473	21,171	409	18,307

AON Corp.	2,724	104,901	2,356	90,730

Chubb Corp. (The)	3,459	167,831	2,992	145,172

Genworth Financial, Inc. Class A †	4,134	43,903	3,577	37,988

Hartford Financial Services Group, Inc. (The)	3,146	77,140	2,722	66,743

Principal Financial Group	3,017	75,546	2,608	65,304

Protective Life Corp.	802	15,439	696	13,398

Transatlantic Holdings, Inc.	253	12,777	218	11,009

		518,708		448,651

Investment banking/Brokerage		0.4%		0.4%
BlackRock, Inc.	1,324	286,633	1,147	248,314

Goldman Sachs Group, Inc. (The)	1,064	181,061	921	156,727

Investment Technology Group, Inc. †	3,132	67,557	2,709	58,433

SEI Investments Co.	8,243	144,005	7,132	124,596

TD Ameritrade Holding Corp. †	13,340	257,462	11,541	222,741

		936,718		810,811

Lodging/Tourism		—%		—%
Wyndham Worldwide Corp.	2,451	41,790	2,121	36,163

		41,790		36,163

Manufacturing		0.1%		0.2%
Flowserve Corp.	1,108	108,817	958	94,085

General Cable Corp. †	1,056	32,884	913	28,431

ITT Corp.	3,518	178,363	3,042	154,229

Thomas & Betts Corp. †	1,168	39,957	1,011	34,586

		360,021		311,331

COMMON STOCKS* cont.	500 Fund 7.4%		700 Fund 8.3%
	Shares	Value	Shares	Value

Media		0.2%		0.2%
Time Warner, Inc.	14,673	$441,951	12,693	$382,313

		441,951		382,313

Medical technology		—%		—%
Kinetic Concepts, Inc. †	708	23,499	612	20,312

		23,499		20,312

Metals		—%		—%
AK Steel Holding Corp.	2,522	40,024	2,180	34,597

		40,024		34,597

Natural gas utilities		0.2%		0.2%
AGL Resources, Inc.	1,393	48,699	1,204	42,092

National Fuel Gas Co.	1,256	56,947	1,086	49,239

Sempra Energy	4,347	223,653	3,760	193,452

UGI Corp.	1,955	46,685	1,691	40,381

		375,984		325,164

Oil and gas		0.6%		0.7%
Apache Corp.	3,460	325,655	2,994	281,795

Chevron Corp.	9,375	717,563	8,112	620,892

Hess Corp.	3,465	189,674	3,000	164,220

Marathon Oil Corp.	7,717	246,712	6,676	213,432

Oil States International, Inc. †	2,233	76,905	1,932	66,538

		1,556,509		1,346,877

Pharmaceuticals		0.3%		0.4%
Bristol-Myers Squibb Co.	23,506	512,431	20,339	443,390

Mylan, Inc. †	10,412	169,091	9,010	146,322

Valeant Pharmaceuticals International †	4,087	120,158	3,536	103,958

		801,680		693,670

Publishing		—%		—%
R. R. Donnelley & Sons Co.	4,098	82,288	3,545	71,184

		82,288		71,184

Real estate		0.1%		0.1%
Duke Realty Investments, Inc. R	3,164	35,563	2,736	30,753

Jones Lang LaSalle, Inc.	488	22,863	421	19,724

Liberty Property Trust R	1,496	43,938	1,294	38,005

Public Storage, Inc. R	1,879	138,294	1,625	119,600

Taubman Centers, Inc. R	729	22,242	630	19,221

		262,900		227,303

Retail		0.3%		0.3%
Barnes & Noble, Inc.	622	10,331	537	8,920

Gap, Inc. (The)	6,076	129,662	5,257	112,184

Herbalife, Ltd. (Cayman Islands)	1,647	55,422	1,424	47,918

Kroger Co.	13,981	323,381	12,096	279,780

RadioShack Corp.	1,848	31,213	1,599	27,007

Ross Stores, Inc.	1,623	71,428	1,404	61,790

		621,437		537,599

Shipping		—%		—%
Ryder System, Inc.	1,115	45,213	965	39,131

		45,213		39,131

Software		0.3%		0.4%
Novell, Inc. †	14,815	60,593	12,817	52,422

Oracle Corp.	25,135	530,349	21,745	458,820

Symantec Corp. †	12,316	216,515	10,656	187,332

		807,457		698,574

COMMON STOCKS* cont.		500 Fund 7.4%		700 Fund 8.3%
		Shares	Value	Shares	Value

Technology			—%		—%
Tech Data Corp. †		1,468	$56,415	1,270	$48,806

			56,415		48,806

Technology services			0.1%		0.1%
Convergys Corp. †		5,877	63,765	5,085	55,172

Western Union Co. (The)		10,602	192,638	9,174	166,692

			256,403		221,864

Telecommunications			0.2%		0.2%
Sprint Nextel Corp. †		96,591	285,909	83,573	247,376

Windstream Corp.		14,976	144,369	12,957	124,905

			430,278		372,281

Telephone			—%		—%
TW Telecom, Inc. †		5,112	64,411	4,422	55,717

			64,411		55,717

Textiles			—%		—%
Hanesbrands, Inc. †		1,324	28,625	1,147	24,798

			28,625		24,798
Total common stocks (cost $17,320,822 and $15,023,503)			$17,683,856		$15,295,936

CORPORATE BONDS AND NOTES*		500 Fund 5.0%		700 Fund 10.8%
		Principal amount	Value	Principal amount	Value

Advertising and marketing services			—%		0.1%
Lamar Media Corp. company guaranty sr. notes 9 3/4s, 2014		$—	$—	$200,000	$220,000

			—		220,000

Aerospace and defense			0.3%		0.6%
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016		150,000	147,375	225,000	221,063

BE Aerospace, Inc. sr. unsec. unsub. notes 8 1/2s, 2018		150,000	156,000	215,000	223,600

L-3 Communications Corp. company guaranty Ser. B, 6 3/8s, 2015		200,000	197,500	—	—

L-3 Communications Corp. company guaranty sr. unsec. sub. notes 6 1/8s, 2014		—	—	175,000	173,250

L-3 Communications Corp. company guaranty sr. unsec. sub. notes 5 7/8s, 2015		—	—	50,000	48,625

Spirit Aerosystems Inc. 144A company guaranty sr. notes 7 1/2s, 2017		150,000	148,875	225,000	223,313

Transdigm, Inc. 144A company guaranty sr. sub. notes 7 3/4s, 2014		—	—	160,000	160,800

			649,750		1,050,651

Automotive			0.1%		0.2%
Affinia Group, Inc. 144A sr. notes 10 3/4s, 2016		—	—	100,000	109,750

Fiat Finance NA sr. unsec. unsub. notes company quaranty Ser. EMTN,
5 5/8s, 2017	EUR	100,000	137,931	150,000	206,897

			137,931		316,647

Banking			0.2%		0.2%
Merrill Lynch & Co., Inc. sr. unsec. notes Ser. MTNC, 4 1/4s, 2010		$340,000	343,189	$260,000	262,439

Shinhan Bank 144A sr. unsec. bond 6s, 2012 (South Korea)		225,000	236,663	150,000	157,776

			579,852		420,215

Beverage			0.1%		0.1%
Constellation Brands, Inc. company guaranty sr. unsec. unsub. notes 7 1/4s, 2016		150,000	150,375	225,000	225,563

			150,375		225,563

Broadcasting			0.1%		0.5%
DIRECTV Holdings, LLC company guaranty sr. unsec. notes 7 5/8s, 2016		—	—	50,000	54,250

DIRECTV Holdings, LLC company guaranty sr. unsec. notes 6 3/8s, 2015		150,000	154,875	150,000	154,875

Echostar DBS Corp. company guaranty 7s, 2013		—	—	220,000	220,000

Echostar DBS Corp. sr. notes 6 3/8s, 2011		145,000	148,263	—	—

Sirius XM Radio, Inc. 144A sr. notes 9 3/4s, 2015		—	—	220,000	224,400

Univision Communications, Inc. 144A sr. sec. notes 12s, 2014		—	—	205,000	221,656

			303,138		875,181

CORPORATE BONDS AND NOTES* cont.		500 Fund 5.0%		700 Fund 10.8%
		Principal amount	Value	Principal amount	Value

Building materials			0.1%		0.2%
Building Materials Corp. company guaranty notes 7 3/4s, 2014		$150,000	$147,750	$210,000	$206,850

Owens Corning, Inc. company guaranty unsec. unsub. notes 9s, 2019		100,000	108,500	205,000	222,425

			256,250		429,275

Cable television			0.1%		0.2%
CSC Holdings, Inc. sr. notes 6 3/4s, 2012		—	—	84,000	87,360

CSC Holdings, Inc. sr. notes Ser. B, 7 5/8s, 2011		40,000	41,500	—	—

Mediacom LLC/Mediacom Capital Corp. 144A sr. notes 9 1/8s, 2019		145,000	149,713	220,000	227,150

			191,213		314,510

Chemicals			0.2%		0.2%
Dow Chemical Co. (The) sr. unsec. FRN 2.525s, 2011		155,000	157,149	110,000	111,525

Mosaic Co. (The) 144A sr. unsec. unsub. notes 7 5/8s, 2016		100,000	107,654	—	—

Nalco Co. company guaranty sr. unsec. notes 7 3/4s, 2011		—	—	29,000	29,036

SGL Carbon SE company guaranty sr. sub. notes FRN Ser. EMTN, 2.123s,
2015 (Germany)	EUR	100,000	125,171	150,000	187,757

			389,974		328,318

Coal			0.1%		0.2%
Arch Western Finance, LLC company guaranty sr. notes 6 3/4s, 2013		$200,000	193,000	$200,000	193,000

Peabody Energy Corp. company guaranty Ser. B, 6 7/8s, 2013		150,000	151,500	225,000	227,250

			344,500		420,250

Combined utilities			0.1%		0.1%
El Paso Corp. sr. unsec. notes 7s, 2017		150,000	150,054	175,000	175,063

El Paso Corp. sr. unsec. notes Ser. GMTN, 7 3/8s, 2012		—	—	50,000	50,690

			150,054		225,753

Commercial and consumer services			0.1%		0.4%
Aramark Corp. company guaranty 8 1/2s, 2015		—	—	135,000	136,350

Corrections Corporation of America company guaranty sr. notes 7 3/4s, 2017		145,000	149,531	215,000	221,719

Expedia, Inc. 144A company guaranty sr. notes 8 1/2s, 2016		—	—	210,000	221,025

Lender Processing Services, Inc. company guaranty sr. unsec. unsub. notes
8 1/8s, 2016		140,000	147,350	215,000	226,288

			296,881		805,382

Computers			0.1%		0.1%
Seagate Technology International
144A company guaranty sr. sec. notes 10s, 2014 (Cayman Islands)		130,000	144,300	150,000	166,500

Xerox Corp. sr. unsec. notes FRN 1.042s, 2009		40,000	40,002	35,000	35,002

			184,302		201,502

Conglomerates			—%		0.1%
SPX Corp. sr. unsec. notes 7 5/8s, 2014		—	—	125,000	128,750

			—		128,750

Consumer			0.1%		0.1%
Jarden Corp. sr. unsec. 8s, 2016		—	—	135,000	139,050

Visant Corp. Company guaranty sr. unsec. sub. notes company guaranty
7 5/8s, 2012		125,000	125,781	135,000	135,844

			125,781		274,894

Containers			0.1%		0.3%
Ardagh Glass Finance B.V. company guaranty sr. notes Ser. REGS, 8 7/8s,
2013 (Netherlands)	EUR	100,000	147,260	140,000	206,164

Crown Americas, LLC/Crown Americas Capital Corp. company guaranty
sr. unsec. notes 7 3/4s, 2015		$—	—	$25,000	25,500

Crown Americas, LLC/Crown Americas Capital Corp. sr. notes 7 5/8s, 2013		—	—	150,000	153,750

Owens Brockway Glass Container, Inc. company guaranty 6 3/4s, 2014		—	—	150,000	149,625

			147,260		535,039

Electric utilities			0.3%		0.4%
Ameren Corp. sr. unsec. notes 8 7/8s, 2014		—	—	100,000	112,151

Dynegy-Roseton Danskamme sec. bonds 7.27s, 2010		142,537	141,825	190,050	189,099

FirstEnergy Corp. notes Ser. B, 6.45s, 2011		11,000	11,889	7,000	7,566

NiSource Finance Corp. company guaranty sr. unsec. notes 10 3/4s, 2016		—	—	50,000	59,554

CORPORATE BONDS AND NOTES* cont.		500 Fund 5.0%		700 Fund 10.8%
		Principal amount	Value	Principal amount	Value

Electric utilities cont.
NiSource Finance Corp. company
guaranty sr. unsec. unsub. notes 7 7/8s, 2010		$135,000	$142,222	$95,000	$100,082

Sierra Pacific Resources sr. unsec. notes 8 5/8s, 2014		150,000	153,513	200,000	204,684

Texas-New Mexico Power Co. 144A 1st mtge. sec. 9 1/2s, 2019		275,000	336,197	125,000	152,817

			785,646		825,953

Electronics			0.1%		0.1%
Flextronics International, Ltd. sr. unsec. sub. notes 6 1/2s, 2013 (Singapore)		150,000	150,000	225,000	225,000

National Semiconductor Corp. sr. unsec. notes 6.6s, 2017		150,000	151,705	—	—

			301,705		225,000

Energy (oil field)			—%		0.1%
Pride International, Inc. sr. unsec. notes 7 3/8s, 2014		—	—	200,000	206,000

			—		206,000

Financial			0.1%		0.1%
Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015		126,000	127,575	224,000	226,800

Leucadia National Corp. sr. unsec. notes 7s, 2013		100,000	101,000	—	—

			228,575		226,800

Food			0.1%		0.1%
Smithfield Foods, Inc. 144A sr. sec. notes 10s, 2014		125,000	131,250	135,000	141,750

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014		—	—	100,000	114,000

			131,250		255,750

Forest products and packaging			0.1%		0.4%
Domtar Corp. company guaranty Ser. *, 7 7/8s, 2011 (Canada)		145,000	150,800	215,000	223,600

Georgia-Pacific, LLC sr. unsec.
unsub. notes 9 1/2s, 2011		—	—	205,000	221,400

PE Paper Escrow GmbH sr. notes Ser. REGS, 11 3/4s, 2014 (Austria)	EUR	100,000	157,839	165,000	260,435

			308,639		705,435

Gaming and lottery			0.1%		0.3%
Ameristar Casinos, Inc. 144A
company guaranty sr. unsec. notes 9 1/4s, 2014		$95,000	98,800	$190,000	197,600

MGM Mirage, Inc. 144A sr. sec. notes 10 3/8s, 2014		—	—	135,000	143,775

Wynn Las Vegas, LLC/Wynn Las Vegas
Capital Corp. 1st mtge. Ser. EXCH, 6 5/8s, 2014		75,000	71,250	50,000	47,500

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016		—	—	135,000	140,400

			170,050		529,275

Health care			0.1%		0.2%
Community Health Systems, Inc. company guaranty 8 7/8s, 2015		—	—	135,000	139,050

HCA, Inc. sr. sec. notes 9 1/8s, 2014		100,000	103,500	145,000	150,075

HCA, Inc. 144A sr. sec. notes 8 1/2s, 2019		—	—	50,000	53,000

Tenet Healthcare Corp. 144A company guaranty sr. sec. notes 9s, 2015		100,000	105,750	100,000	105,750

			209,250		447,875

Household furniture and appliances			—%		0.1%
Sealy Mattress Co. 144A sr. sec. notes 10 7/8s, 2016		50,000	56,000	100,000	112,000

			56,000		112,000

Investment banking/Brokerage			0.1%		0.2%
Morgan Stanley sr. unsec. notes FRN Ser. MTN, 0.335s, 2010		355,000	354,867	355,000	354,867

			354,867		354,867

Manufacturing			—%		—%
General Cable Corp. company guaranty sr. unsec. notes FRN 2.665s, 2015		—	—	50,000	43,875

			—		43,875

CORPORATE BONDS AND NOTES* cont.		500 Fund 5.0%		700 Fund 10.8%
		Principal amount	Value	Principal amount	Value

Media			0.5%		0.6%
Interpublic Group of Companies, Inc. (The) sr. unsec. notes 6 1/4s, 2014		$156,000	$146,055	$234,000	$219,083

Liberty Media, LLC sr. notes 5.7s, 2013		150,000	141,000	230,000	216,200

QVC Inc. 144A sr. sec. notes 7 1/2s, 2019		150,000	148,500	—	—

Time Warner, Inc. company guaranty sr. unsec. notes FRN 0.684s, 2009		520,000	520,052	445,000	445,045

Virgin Media Finance PLC company guaranty sr. unsec. notes
8 3/4s, 2014 (United Kingdom)	EUR	100,000	152,168	150,000	228,252

			1,107,775		1,108,580

Medical services			0.1%		0.2%
DaVita, Inc. company guaranty 6 5/8s, 2013		$50,000	49,250	$100,000	98,500

Omnicare, Inc. sr. sub. notes 6 7/8s, 2015		—	—	50,000	47,375

Service Corporation International sr. notes 7s, 2017		—	—	50,000	48,750

Service Corporation International sr. unsec. 7 3/8s, 2014		100,000	100,000	150,000	150,000

			149,250		344,625

Medical technology			—%		—%
Fresenius US Finance II, Inc. 144A sr. unsec. notes 9s, 2015		—	—	15,000	16,500

			—		16,500

Metals			0.2%		0.4%
ArcelorMittal sr. unsec. unsub. notes 5 3/8s, 2013 (Luxembourg)		—	—	150,000	154,589

Freeport-McMoRan Copper & Gold, Inc. sr. unsec. notes 8 3/8s, 2017		150,000	159,750	200,000	213,000

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes 7 3/8s, 2012		150,000	150,563	215,000	215,806

Teck Resources, Ltd. sr. notes 9 3/4s, 2014 (Canada)		150,000	168,375	200,000	224,500

			478,688		807,895

Natural gas utilities			—%		0.1%
Inergy LP/Inergy Finance Corp. sr. unsec. notes 6 7/8s, 2014		100,000	97,000	200,000	194,000

			97,000		194,000

Oil and gas			0.4%		1.0%
Chesapeake Energy Corp. sr. notes 7 1/2s, 2013		150,000	152,250	225,000	228,375

Comstock Resources, Inc. sr. notes 6 7/8s, 2012		—	—	140,000	139,300

Connacher Oil and Gas, Ltd. 144A sr. sec. notes 11 3/4s, 2014 (Canada)		150,000	163,500	200,000	218,000

Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015		125,000	125,000	135,000	135,000

Ferrellgas LP/Finance sr. notes 6 3/4s, 2014		100,000	95,500	150,000	143,250

Forest Oil Corp. sr. notes 8s, 2011		150,000	154,125	100,000	102,750

Newfield Exploration Co. sr. unsec. sub. notes 7 1/8s, 2018		—	—	50,000	50,375

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014		150,000	148,125	175,000	172,813

PetroHawk Energy Corp. company guaranty 9 1/8s, 2013		—	—	130,000	134,550

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016		—	—	135,000	149,850

Range Resources Corp. company guaranty sr. unsec. sub. notes 7 1/2s, 2017		145,000	145,363	—	—

Range Resources Corp. company guaranty sr. unsec. sub. notes 7 1/2s, 2016		—	—	50,000	50,125

Range Resources Corp. company guaranty sr. unsec. sub. notes 7 3/8s, 2013		—	—	170,000	172,975

Williams Cos., Inc. (The) sr. unsec. notes 7 1/8s, 2011		—	—	100,000	106,438

			983,863		1,803,801

Power producers			0.1%		0.3%
AES Corp. (The) sr. notes 8 7/8s, 2011		—	—	50,000	51,500

AES Corp. (The) 144A sec. notes 8 3/4s, 2013		—	—	110,000	112,200

AES Corp. (The) 144A sr. notes 9 3/4s, 2016		130,000	141,700	50,000	54,500

Mirant Americas Generation, Inc. sr. unsec. notes 8.3s, 2011		100,000	102,000	100,000	102,000

NRG Energy, Inc. company guaranty 7 1/4s, 2014		100,000	99,250	—	—

NRG Energy, Inc. sr. notes 7 3/8s, 2016		—	—	150,000	149,063

			342,950		469,263

Regional Bells			0.1%		0.1%
Qwest Corp. sr. unsec. unsub. notes 8 7/8s, 2012		100,000	105,250	210,000	221,025

Qwest Corp. 144A sr. unsec. notes 8 3/8s, 2016		50,000	51,625	—	—

			156,875		221,025

CORPORATE BONDS AND NOTES* cont.		500 Fund 5.0%		700 Fund 10.8%
		Principal amount	Value	Principal amount	Value

Restaurants			—%		0.1%
Wendy’s/Arby’s Restaurants LLC 144A sr. unsec. notes 10s, 2016		$95,000	$101,175	$190,000	$202,350

			101,175		202,350

Retail			0.2%		0.3%
Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes 6 5/8s, 2011		135,000	137,025	135,000	137,025

Supervalu, Inc. sr. unsec. notes 8s, 2016		125,000	127,188	135,000	137,363

Toys R Us Property Co., LLC 144A company guaranty sr. unsec. notes
10 3/4s, 2017		95,000	103,075	185,000	200,725

			367,288		475,113

Technology services			0.1%		0.1%
Iron Mountain, Inc. company guaranty 7 3/4s, 2015		150,000	151,875	—	—

Iron Mountain, Inc. company guaranty 6 5/8s, 2016		100,000	97,750	230,000	224,825

			249,625		224,825

Telecommunications			0.5%		1.3%
American Tower Corp. sr. unsec. notes 7s, 2017		145,000	158,775	150,000	164,250

CC Holdings GS V, LLC/Crown Castle GS III Corp. 144A sr. sec. notes
7 3/4s, 2017		145,000	152,250	215,000	225,750

Centennial Cellular Operating Co., LLC company guaranty 10 1/8s, 2013		—	—	215,000	221,988

Inmarsat Finance PLC company guaranty 10 3/8s, 2012 (United Kingdom)		150,000	154,875	210,000	216,825

Intelsat Subsidiary Holding Co., Ltd. company guaranty sr. unsec. notes Ser. *,
8 1/2s, 2013 (Bermuda)		150,000	150,563	220,000	220,825

Nextel Communications, Inc. sr. notes Ser. E, 6 7/8s, 2013		160,000	147,600	235,000	216,788

NII Capital Corp. 144A company guaranty sr. notes 10s, 2016		—	—	210,000	221,550

Nordic Telephone Co. Holdings ApS sec. notes Ser. REGS, 8 1/4s,
2016 (Denmark)	EUR	100,000	155,359	150,000	233,039

PAETEC Holding Corp. 144A company guaranty sr. sec. notes 8 7/8s, 2017		$—	—	$225,000	222,750

SBA Telecommunications, Inc. 144A company guaranty sr. notes 8s, 2016		145,000	150,075	—	—

West Corp. company guaranty 9 1/2s, 2014		—	—	220,000	220,000

Windstream Corp. company guaranty 8 5/8s, 2016		150,000	154,125	215,000	220,913

			1,223,622		2,384,678

Telephone			0.1%		0.2%
Cricket Communications, Inc. 144A sr. sec. notes 7 3/4s, 2016		145,000	144,638	220,000	219,450

Time Warner Telecom, Inc. company guaranty 9 1/4s, 2014		—	—	220,000	226,600

			144,638		446,050

Textiles			—%		0.1%
Hanesbrands, Inc. company guaranty sr. unsec. notes FRN Ser. B, 4.593s, 2014		45,000	40,500	100,000	90,000

Levi Strauss & Co. sr. unsec. unsub. notes 9 3/4s, 2015		—	—	135,000	141,075

			40,500		231,075

Tire and rubber			0.1%		0.1%
Goodyear Tire & Rubber Co. (The) notes 7.857s, 2011		150,000	152,625	55,000	55,963

Goodyear Tire & Rubber Co. (The) sr. unsec. notes 10 1/2s, 2016		—	—	150,000	162,375

			152,625		218,338

Waste Management			—%		—%
Allied Waste North America, Inc. company guaranty sr. unsub. sec. notes
7 7/8s, 2013		—	—	50,000	51,563

			—		51,563
Total corporate bonds and notes (cost $11,689,116 and $19,168,271)			$12,049,117		$19,904,441

COMMODITY LINKED NOTES*		500 Fund 2.9%		700 Fund 2.8%
		Shares	Value	Shares	Value

UBS AG/ Jersey Branch 144A sr. notes zero %, 2011 (Indexed to the UBS Bloomberg
CMCI Essence Excess Return) (United Kingdom)		3,600	$3,602,273	2,400	$2,401,515

UBS AG/ Jersey Branch 144A sr. notes zero %, 2011 (Indexed to the UBS Bloomberg
CMCI Essence Excess Return) (United Kingdom)		3,361	3,357,767	2,874	2,871,236

Total commodity linked notes (cost $6,924,559 and $5,244,635)			$6,960,040		$5,272,751

ASSET-BACKED SECURITIES*	500 Fund 0.9%		700 Fund 1.1%
Principal amount		Value	Principal amount	Value

Conseco Finance Securitizations Corp. Ser. 00-6, Class A5, 7.27s, 2031	$269,671	$247,696	$282,605	$259,575

GSAA Home Equity Trust
FRB Ser. 07-5, Class 2A1A, 0.364s, 2047	320,286	216,768	294,566	199,361
FRB Ser. 07-4, Class A1, 0.344s, 2037	456,674	235,119	678,474	349,313

GSAMP Trust FRB Ser. 07-HE2, Class A2A, 0.364s, 2047	137,425	124,369	115,105	104,170

HSI Asset Securitization Corp. Trust FRB Ser. 06-HE1, Class 2A1, 0.294s, 2036	171,774	119,383	155,283	107,922

Securitized Asset Backed Receivables, LLC
FRB Ser. 07-BR5, Class A2A, 0.374s, 2037	78,264	52,828	80,032	54,022
FRB Ser. 07-BR4, Class A2A, 0.334s, 2037	673,340	434,304	526,525	339,608

WAMU Asset-Backed Certificates
FRB Ser. 07-HE2, Class 2A1, 0.354s, 2037	520,869	351,586	387,083	261,281
FRB Ser. 07-HE1, Class 2A1, 0.294s, 2037	633,651	434,051	578,762	396,452

Total asset-backed securities (cost $1,997,334 and $1,874,514)		$2,216,104		$2,071,704

SHORT-TERM INVESTMENTS*	500 Fund 53.9%		700 Fund 40.8%
Principal amount/			Principal amount/
	shares	Value	shares	Value

Putnam Money Market Liquidity Fund [e]	39,697,470	$39,697,470	23,932,535	$23,932,535

U.S. Treasury Cash Management Bills for effective yields ranging from 0.24%
to 0.34%, July 15, 2010 #	$—	—	$400,001	399,020

U.S. Treasury Cash Management Bills for effective yields ranging from 0.37%
to 0.45%, April 01, 2010 #	959,000	957,090	187,000	186,628

U.S. Treasury Bills for effective yields ranging from 0.50% to 0.64%,
December 17, 2009 #	249,000	248,803	377,000	376,704

U.S. Treasury Bills for effective yields ranging from 0.29% to 0.67%,
November 19, 2009 #	663,000	662,818	483,000	482,875

Federal Farm Credit Bank for an effective yield of 0.25375% , February 28, 2011	1,400,000	1,400,686	1,000,000	1,000,490

Federal Home Loan Bank for an effective yield of 0.50%, October 29, 2010	10,000,000	10,000,000	7,000,000	7,000,000

Federal Home Loan Bank for an effective yield of 0.25%, October 28, 2010	5,000,000	5,000,000	5,000,000	5,000,000

Federal Home Loan Bank for an effective yield of 0.46%, June 11, 2010	1,200,000	1,218,536	700,000	710,813

Federal Home Loan Bank for an effective yield of 0.80%, June 18, 2010	5,000,000	5,003,450	1,900,000	1,901,311

Federal Home Loan Bank for an effective yield of 0.55%, October 27, 2010	10,000,000	10,002,100	8,000,000	8,001,680

Federal Home Loan Bank for an effective yield of 0.45%, November 24, 2009	7,500,000	7,500,000	5,000,000	5,000,000

Federal Home Loan Bank for an effective yield of 0.80%, April 30, 2010	2,000,000	2,005,040	2,000,000	2,005,040

Federal Home Loan Mortgage Corp. for an effective yield of 0.95%,
February 5, 2010	3,000,000	2,992,401	—	—

Federal Home Loan Mortgage Corp. for an effective yield of 0.45%,
May 17, 2010 ##	4,000,000	3,990,152	3,600,000	3,591,137

Federal Home Loan Mortgage Corp. for an effective yield of 0.56%,
May 10, 2010 ##	2,800,000	2,792,908	3,700,000	3,690,628

Federal Home Loan Mortgage Corp. for an effective yield of 0.48%,
February 8, 2010 ##	5,400,000	5,386,338	—	—

Federal Home Loan Mortgage Corp. for an effective yield of 0.90%,
January 8, 2010 ##	1,600,000	1,597,280	1,400,000	1,397,620

Federal Home Loan Mortgage Corp. for an effective yield of 0.48%,
December 24, 2009 ##	5,000,000	4,995,583	1,000,000	999,117

Federal National Mortgage Association for an effective yield of 0.56%,
April 12, 2010 ##	3,700,000	3,690,676	—	—

Federal National Mortgage Association for an effective yield of 0.87%,
February 1, 2010 ##	3,750,000	3,741,658	3,250,000	3,242,780

Federal National Mortgage Association for an effective yield of 0.90%, January 15, 2010	1,600,000	1,597,000	1,400,000	1,397,375

Federal National Mortgage Association for an effective yield of 0.52%,
December 27, 2009	9,000,000	8,990,237	2,500,000	2,497,918

Federal National Mortgage Association for an effective yield of 0.56%,
December 28, 2009	4,600,000	4,595,936	1,750,000	1,748,448

Freddie Mac for an effective yield of 0.51%, August 23, 2010	1,450,000	1,504,028	1,000,000	1,037,261

Total short-term investments (cost $129,565,559 and $75,590,994)		$129,570,190		$75,599,380

TOTAL INVESTMENTS

Total investments (cost $241,257,411 and $187,302,389)		$247,004,785		$193,388,811

Key to holding’s currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
ILS	Israeli Shekel
JPY	Japanese Yen

Key to holding’s abbreviations
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
MTNC	Medium Term Notes Class C
PO	Principal Only

* Percentages indicated are based on net assets as follows:
500 Fund	$240,378,571
700 Fund	185,095,155

† Non-income-producing security.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at October 31, 2009.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at October 31, 2009.

e See Note 7 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as a Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) disclosures based on the securities valuation inputs.

R Real Estate Investment Trust.

At October 31, 2009, liquid assets have been designated as collateral for open swap contracts and futures contracts as follows:

500 Fund	$32,220,827
700 Fund	26,164,388

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates show on FRB and FRN are the current interest rates at October 31, 2009.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at October 31, 2009.

500 Fund

FUTURES CONTRACTS OUTSTANDING at 10/31/09				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Bund 10 yr (Short)	5	$897,550	Dec-09	$(4,834)

Euro-Schatz 2 yr (Short)	1	159,335	Dec-09	(48)

Japanese Government Bond 10 yr (Long)	1	1,533,563	Dec-09	(14,888)

Japanese Government Bond 10 yr Mini (Short)	10	1,532,785	Dec-09	5,401

NASDAQ 100 Index E-Mini (Long)	179	5,962,490	Dec-09	(31,401)

U.K. Gilt 10 yr (Short)	11	2,144,329	Dec-09	(6,460)

U.S. Treasury Bond 20 yr (Long)	203	24,391,719	Dec-09	254,176

U.S. Treasury Note 2 yr (Long)	28	6,093,063	Dec-09	49,798

U.S. Treasury Note 5 yr (Short)	138	16,070,531	Dec-09	(204,473)

U.S. Treasury Note 10 yr (Short)	19	2,253,578	Dec-09	(10,286)

Total				$36,985

WRITTEN OPTIONS OUTSTANDING at 10/31/09 (premiums received $5,116,455)	Contract amount/	Expiration date/
	number of contracts	strike price	Value

S&P 500 Future Option	45	Dec-09/$975	$234,000

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay
a fixed rate of 4.475% versus the three month USD-LIBOR-BBA maturing August 19, 2021.	$3,847,000	Aug-11/4.475	257,595

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive
a fixed rate of 4.475% versus the three month USD-LIBOR-BBA maturing August 19, 2021.	3,847,000	Aug-11/4.475	207,776

Option on an interest rate swap with Citibank, N.A. for the obligation to pay
a fixed rate of 4.49% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	6,474,000	Aug-11/4.49	438,419

Option on an interest rate swap with Citibank, N.A. for the obligation to receive
a fixed rate of 4.49% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	6,474,000	Aug-11/4.49	345,971

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay
a fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	3,237,000	Aug-11/4.55	228,921

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive
a fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	3,237,000	Aug-11/4.55	167,159

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay
a fixed rate of 4.70% versus the three month USD-LIBOR-BBA maturing August 8, 2021.	1,929,000	Aug-11/4.70	151,581

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive
a fixed rate of 4.70% versus the three month USD-LIBOR-BBA maturing August 8, 2021.	1,929,000	Aug-11/4.70	90,451

Option on an interest rate swap with Citibank, N.A. for the obligation to pay
a fixed rate of 4.52% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	8,535,000	Jul-11/4.52	592,756

Option on an interest rate swap with Citibank, N.A. for the obligation to receive
a fixed rate of 4.52% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	8,535,000	Jul-11/4.52	435,285

Option on an interest rate swap with Citibank, N.A. for the obligation to pay
a fixed rate of 4.5475% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	4,267,500	Jul-11/4.5475	302,352

Option on an interest rate swap with Citibank, N.A. for the obligation to receive
a fixed rate of 4.5475% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	4,267,500	Jul-11/4.5475	214,229

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay
a fixed rate of 4.02% versus the three month USD-LIBOR-BBA maturing October 14, 2020.	14,998,900	Oct-10/4.02	693,999

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive
a fixed rate of 4.02% versus the three month USD-LIBOR-BBA maturing October 14, 2020.	14,998,900	Oct-10/4.02	680,950

Total			$5,041,444

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/09

				Upfront	Termi-			Unrealized
Swap		Notional		premium	nation	Payments made by	Payments received by	appreciation/
counterparty		amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.		$1,605,600		$—	10/7/14	2.545%	3 month USD-LIBOR-	$4,304
							BBA

		2,399,000		—	10/28/14	2.8175%	3 month USD-LIBOR-	(19,345)
							BBA

		3,206,500		—	10/28/19	3.76%	3 month USD-LIBOR-	(56,634)
							BBA

Citibank, N.A.		1,923,000	F	—	11/2/14	2.785%	3 month USD-LIBOR-	(11,204)
							BBA

		212,000		1,148	11/3/19	3.67%	3 month USD-LIBOR-	—
							BBA
		2,600,000		—	8/12/14	3 month USD-LIBOR-BBA	3.1925%	87,291

		31,750,000		—	8/14/11	1.61125%	3 month USD-LIBOR-	(367,966)
							BBA

		10,100,000		—	8/14/14	3 month USD-LIBOR-BBA	3.10%	292,534

	EUR	4,300,000	E	—	8/28/24	6 month EUR-EURIBOR-	4.835%	(9,878)
						REUTERS

		$12,853,400		—	9/22/11	1.3675%	3 month USD-LIBOR-	(63,880)
							BBA

		1,189,000		—	5/11/39	3.8425%	3 month USD-LIBOR-	40,230
							BBA

Credit Suisse	GBP	1,130,000		—	8/25/11	1.98%	6 month GBP-LIBOR-	(9,807)
International							BBA

		$5,711,000		—	9/24/24	3.975%	3 month USD-LIBOR-	(60,273)
							BBA

		1,881,000		—	10/13/29	4.05%	3 month USD-LIBOR-	(3,903)
							BBA

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/09 cont.

				Upfront	Termi-			Unrealized
Swap		Notional		premium	nation	Payments made by	Payments received by	appreciation/
counterparty		amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Deutsche Bank AG		$22,299,000		$—	5/12/11	1.43%	3 month USD-LIBOR-	$(299,718)
							BBA

		3,728,000		—	7/27/19	3.755%	3 month USD-LIBOR-	(106,679)
							BBA

		2,604,500		—	10/13/29	4.03%	3 month USD-LIBOR-	1,915
							BBA

		690,000		—	3/6/39	3.47%	3 month USD-LIBOR-	76,199
							BBA

		715,000		—	3/20/11	3 month USD-LIBOR-BBA	1.43%	6,904

		400,000		—	3/23/11	3 month USD-LIBOR-BBA	1.45%	3,955

Goldman Sachs	GBP	2,200,000		—	8/20/11	2.0225%	6 month GBP-LIBOR-	(22,734)
International							BBA

		$58,000,000		—	9/18/11	1.3225%	3 month USD-LIBOR-	(247,829)
							BBA

	EUR	6,310,000		—	9/22/11	6 month EUR-EURIBOR-	1.718%	(805)
						REUTERS

	EUR	7,240,000		—	9/25/11	6 month EUR-EURIBOR-	1.718%	(2,179)
						REUTERS

	GBP	6,550,000		—	9/23/11	1.9475%	6 month GBP-LIBOR-	(39,416)
							BBA

		$2,495,800		—	10/16/29	4.0975%	3 month USD-LIBOR-	(21,092)
							BBA

		767,500		—	10/20/29	4.1225%	3 month USD-LIBOR-	(8,838)
							BBA

JPMorgan Chase Bank,		572,000		1,125	10/9/14	2.61%	3 month USD-LIBOR-	1,014
N.A.							BBA

		19,745,000		6,800	10/9/11	1.24%	3 month USD-LIBOR-	(20,964)
							BBA

		1,600,000		—	10/21/29	3 month USD-LIBOR-BBA	4.0428%	330

	ILS	3,690,000	F	—	10/23/11	3 month TELBOR03	2.8967%	2,300

	AUD	380,000		—	6/26/19	6 month AUD-BBR-BBSW	6.05%	431

	CAD	380,000		—	6/25/19	3.626%	6 month CAD-BA-CDOR	(6,387)

	JPY	24,900,000	E	—	7/28/29	6 month JPY-LIBOR-BBA	2.67%	(5,344)

	JPY	33,500,000	E	—	7/28/39	2.40%	6 month JPY-LIBOR-	4,356
							BBA

		$2,600,000		—	8/4/14	3 month USD-LIBOR-BBA	2.89%	51,893

	HUF	25,000,000		—	8/6/14	6 month HUF-BUBOR-REUTERS	7.08%	573

		$15,000,000		—	8/12/11	1.735%	3 month USD-LIBOR-	(212,478)
							BBA

		5,000,000		—	8/12/14	3 month USD-LIBOR-BBA	3.26%	183,959

		6,500,000		—	8/13/11	1.67589%	3 month USD-LIBOR-	(83,924)
							BBA
		1,800,000		—	8/13/14	3 month USD-LIBOR-BBA	3.1475%	56,412

	HUF	6,600,000		—	8/27/14	6 month HUF-BUBOR-REUTERS	6.94%	44

	EUR	920,000	E	—	9/17/29	6 month EUR-EURIBOR-	4.944%	9,199
						REUTERS

		$3,530,000		—	9/22/19	3.645%	3 month USD-LIBOR-	(41,750)
							BBA

		12,853,400		—	9/22/11	1.335%	3 month USD-LIBOR-	(55,587)
							BBA

Total								$(954,771)

E See Note 1 to the financial statements regarding extended effective dates.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standard Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on securities valuation inputs.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/09

		Upfront	Termi-			Unrealized
Swap	Notional	premium	nation	Fixed payments received (paid)	Total return received	appreciation/
counterparty	amount	received (paid)	date	by fund per annum	(paid) by fund	(depreciation)

Credit Suisse
International
	$588,000	$—	7/15/10	(3 month USD-LIBOR-BBA plus	The Middle East Custom	$(15,369)
				1.00%)	Basket Index currently
					sponsored by Credit
					Suisse ticker CSGCCPU2

	1,000,000	—	7/15/10	(3 month USD-LIBOR-BBA plus	The Middle East Custom	(30,002)
				1.00% )	Basket Index currently
					sponsored by Credit
					Suisse ticker CSGCPUT

Goldman Sachs
International
	2,000,066	—	7/9/10	(3 month USD-LIBOR-BBA plus	A basket (GSPMTGCC)	(167,932)
				85 bps)	of common stocks

	1,264,489	—	7/9/10	(3 month USD-LIBOR-BBA)	A basket (GSPMTGCC)	(92,635)
					of common stocks

JPMorgan Chase Bank,
N.A.
	2,990,840	—	7/29/10	(3 month USD-LIBOR-BBA )	S&P 500 Information	207,975
					Technology Total Return
					Index

	2,991,143	—	7/29/10	3 month USD-LIBOR-BBA	S&P 500 Energy Total	(329,559)
					Return Index

	1,188,642	—	7/29/10	3 month USD-LIBOR-BBA	S&P 500 Energy Total	(72,677)
					Return Index

	1,258,784	—	7/29/10	(3 month USD-LIBOR-BBA)	S&P 500 Information	39,446
					Technology Total Return
					Index

Total						$(460,753)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/09
						Fixed payments	Unrealized
Swap counterparty /		Upfront premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**		amount	date	fund per annum	(depreciation)

Deutsche Bank AG
DJ iTraxx Europe Series 11 Version 1	BB–	$(2,292)	EUR	137,500	6/20/14	185 bp	$6,602

Macy’s Retail Holdings, 7.45%,7/15/17	—	—		$114,750	6/20/11	(825 bp)	(11,717)

Publicis Groupe SA, 4.125%, 1/31/12	—	—	EUR	137,500	6/20/14	(158 bp)	(6,807)

Total							$(11,922)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2009.

700 Fund

FUTURES CONTRACTS OUTSTANDING at 10/31/09				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro-Bund 10 yr (Short)	5	$897,550	Dec-09	$(4,834)

Euro-Schatz 2 yr (Short)	1	159,335	Dec-09	(40)

NASDAQ 100 Index E-Mini (Long)	154	5,129,740	Dec-09	(34,604)

U.K. Gilt 10 yr (Short)	11	2,144,329	Dec-09	(6,715)

U.S. Treasury Bond 20 yr (Long)	180	21,628,125	Dec-09	224,521

U.S. Treasury Note 2 yr (Long)	20	4,352,188	Dec-09	35,570

U.S. Treasury Note 5 yr (Short)	145	16,885,703	Dec-09	(209,094)

U.S. Treasury Note 10 yr (Short)	22	2,609,406	Dec-09	(11,529)

Total				$(6,725)

WRITTEN OPTIONS OUTSTANDING at 10/31/09 (premiums received $5,088,965)	Contract amount/	Expiration date/
	number of contracts	strike price	Value

S&P 500 Future Option	35	Dec-09/$975	$182,000

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay
a fixed rate of 4.475% versus the three month USD-LIBOR-BBA maturing August 19, 2021.	$4,943,000	Aug-11/4.475	330,983

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive
a fixed rate of 4.475% versus the three month USD-LIBOR-BBA maturing August 19, 2021.	4,943,000	Aug-11/4.475	266,971

Option on an interest rate swap with Citibank, N.A. for the obligation to pay
a fixed rate of 4.49% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	6,924,000	Aug-11/4.49	468,893

Option on an interest rate swap with Citibank, N.A. for the obligation to receive
a fixed rate of 4.49% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	6,924,000	Aug-11/4.49	370,019

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay
a fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	3,462,000	Aug-11/4.55	244,833

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive
a fixed rate of 4.55% versus the three month USD-LIBOR-BBA maturing August 17, 2021.	3,462,000	Aug-11/4.55	178,778

Option on an interest rate swap with Bank of America, N.A. for the obligation to pay
a fixed rate of 4.70% versus the three month USD-LIBOR-BBA maturing August 8, 2021.	1,711,000	Aug-11/4.70	134,450

Option on an interest rate swap with Bank of America, N.A. for the obligation to receive
a fixed rate of 4.70% versus the three month USD-LIBOR-BBA maturing August 8, 2021.	1,711,000	Aug-11/4.70	80,229

Option on an interest rate swap with Citibank, N.A. for the obligation to pay
a fixed rate of 4.52% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	6,814,000	Jul-11/4.52	473,233

Option on an interest rate swap with Citibank, N.A. for the obligation to receive
a fixed rate of 4.52% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	6,814,000	Jul-11/4.52	347,514

Option on an interest rate swap with Citibank, N.A. for the obligation to pay
a fixed rate of 4.5475% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	3,407,000	Jul-11/4.5475	241,386

Option on an interest rate swap with Citibank, N.A. for the obligation to receive
a fixed rate of 4.5475% versus the three month USD-LIBOR-BBA maturing July 26, 2021.	3,407,000	Jul-11/4.5475	171,031

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to pay
a fixed rate of 4.02% versus the three month USD-LIBOR-BBA maturing October 14, 2020.	16,394,100	Oct-10/4.02	758,555

Option on an interest rate swap with JPMorgan Chase Bank, N.A. for the obligation to receive
a fixed rate of 4.02% versus the three month USD-LIBOR-BBA maturing October 14, 2020.	16,394,100	Oct-10/4.02	744,292

Total			$4,993,167

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/09

			Upfront	Termi-			Unrealized
Swap	Notional		premium	nation	Payments made by	Payments received by	appreciation/
counterparty	amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.	$2,258,300		$—	10/7/14	2.545%	3 month USD-LIBOR-	$6,054
						BBA

	2,158,000		—	10/28/14	2.8175%	3 month USD-LIBOR-	(17,401)
						BBA

	3,211,600		—	10/28/19	3.76%	3 month USD-LIBOR-	(56,724)
						BBA

Citibank, N.A.	1,842,000	F	—	11/2/14	2.785%	3 month USD-LIBOR-	(10,732)
						BBA

	1,044,000		5,655	11/3/19	3.67%	3 month USD-LIBOR-	—
						BBA

	2,700,000		—	8/12/14	3 month USD-LIBOR-BBA	3.1925%	90,649

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/09 cont.

				Upfront	Termi-			Unrealized
Swap		Notional		premium	nation	Payments made by	Payments received by	appreciation/
counterparty		amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Citibank, N.A. cont.		$31,550,000		$—	8/14/11	1.61125%	3 month USD-LIBOR-	$(365,648)
							BBA

		10,350,000		—	8/14/14	3 month USD-LIBOR-BBA	3.10%	299,775

		174,000		—	8/18/39	3 month USD-LIBOR-BBA	4.24%	4,439

	EUR	4,280,000	E	—	8/28/24	6 month EUR-EURIBOR-	4.835%	(9,832)
						REUTERS

		$13,947,600		—	9/22/11	1.3675%	3 month USD-LIBOR-	(69,319)
							BBA

		768,000		—	5/11/39	3.8425%	3 month USD-LIBOR-	25,986
							BBA

Credit Suisse	GBP	1,130,000		—	8/25/11	1.98%	6 month GBP-LIBOR-	(9,807)
International							BBA

		$4,672,000		—	9/24/24	3.975%	3 month USD-LIBOR-	(49,308)
							BBA

		1,934,500		—	10/13/29	4.05%	3 month USD-LIBOR-	(4,014)
							BBA

Deutsche Bank AG		19,837,000		—	5/12/11	1.43%	3 month USD-LIBOR-	(266,627)
							BBA

		2,678,500		—	10/13/29	4.03%	3 month USD-LIBOR-	1,969
							BBA

		816,000		—	3/6/39	3.47%	3 month USD-LIBOR-	90,113
							BBA

		297,000		—	3/20/11	3 month USD-LIBOR-BBA	1.43%	2,868

		900,000		—	3/23/11	3 month USD-LIBOR-BBA	1.45%	8,898

Goldman Sachs	GBP	2,200,000		—	8/20/11	2.0225%	6 month GBP-LIBOR-	(22,734)
International							BBA

		$60,000,000		—	9/18/11	1.3225%	3 month USD-LIBOR-	(256,375)
							BBA

	EUR	6,740,000		—	9/22/11	6 month EUR-EURIBOR-	1.718%	(860)
						REUTERS

	EUR	7,770,000		—	9/25/11	6 month EUR-EURIBOR-	1.718%	(2,338)
						REUTERS

	GBP	7,030,000		—	9/23/11	1.9475%	6 month GBP-LIBOR-	(42,304)
							BBA

		$2,691,700		—	10/16/29	4.0975%	3 month USD-LIBOR-	(22,748)
							BBA

		569,200		—	10/20/29	4.1225%	3 month USD-LIBOR-	(6,554)
							BBA
JPMorgan Chase Bank,		1,950,000		3,835	10/9/14	2.61%	3 month USD-LIBOR-	3,458
N.A.							BBA

		18,480,000		6,364	10/9/11	1.24%	3 month USD-LIBOR-	(19,621)
							BBA

		1,500,000		—	10/21/29	3 month USD-LIBOR-BBA	4.0428%	310

	ILS	4,010,000 F		—	10/23/11	3 month TELBOR03	2.8967%	2,499

	AUD	320,000		—	6/26/19	6 month AUD-BBR-BBSW	6.05%	363

	CAD	320,000		—	6/25/19	3.626%	6 month CAD-BA-CDOR	(5,379)

	JPY	22,600,000	E	—	7/28/29	6 month JPY-LIBOR-BBA	2.67%	(4,850)

	JPY	30,400,000	E	—	7/28/39	2.40%	6 month JPY-LIBOR-	3,953
							BBA

		$2,300,000		—	8/4/14	3 month USD-LIBOR-BBA	2.89%	45,906

	HUF	24,000,000		—	8/6/14	6 month HUF-BUBOR-REUTERS	7.08%	550

		$17,000,000		—	8/12/11	1.735%	3 month USD-LIBOR-	(240,808)
							BBA

		5,000,000		—	8/12/14	3 month USD-LIBOR-BBA	3.26%	183,959

		8,200,000		—	8/13/11	1.67589%	3 month USD-LIBOR-	(105,873)
							BBA

		2,200,000		—	8/13/14	3 month USD-LIBOR-BBA	3.1475%	68,948

	HUF	6,300,000		—	8/27/14	6 month HUF-BUBOR-REUTERS	6.94%	42

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/09 cont.

				Upfront	Termi-			Unrealized
Swap		Notional		premium	nation	Payments made by	Payments received by	appreciation/
counterparty		amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank,	EUR	970,000	E	$—	9/17/29	6 month EUR-EURIBOR-	4.944%	$ 9,699
N.A. cont.						REUTERS

		$3,780,000		—	9/22/19	3.645%	3 month USD-LIBOR-	(44,707)
							BBA

		13,947,600		—	9/22/11	1.335%	3 month USD-LIBOR-	(60,319)
							BBA

Total								$(844,444)

E See Note 1 to the financial statements regarding extended effective dates.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standard Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on securities valuation inputs.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/09

		Upfront	Termi-			Unrealized
Swap	Notional	premium	nation	Fixed payments received (paid)	Total return received	appreciation/
counterparty	amount	received (paid)	date	by fund per annum	(paid) by fund	(depreciation)

Credit Suisse
International
	$596,000	$—	7/15/10	(3 month USD-LIBOR-BBA plus	The Middle East Custom	$(15,578)
				1.00%)	Basket Index currently
					sponsored by Credit
					Suisse ticker CSGCCPU2

	626,000	—	7/15/10	(3 month USD-LIBOR-BBA plus	The Middle East Custom	(18,781)
				1.00% )	Basket Index currently
					sponsored by Credit
					Suisse ticker CSGCPUT

Goldman Sachs
International
	1,251,912	—	7/9/10	(3 month USD-LIBOR-BBA plus	A basket (GSPMTGCC)	(105,114)
				85 bps)	of common stocks

	1,249,627	—	7/9/10	(3 month USD-LIBOR-BBA)	A basket (GSPMTGCC)	(91,546)
					of common stocks

JPMorgan Chase Bank,
N.A.
	1,944,029	—	7/29/10	(3 month USD-LIBOR-BBA )	S&P 500 Information	135,182
					Technology Total Return
					Index

	1,944,082	—	7/29/10	3 month USD-LIBOR-BBA	S&P 500 Energy Total	(214,196)
					Return Index
	1,238,732	—	7/29/10	3 month USD-LIBOR-BBA	S&P 500 Energy Total	(75,739)
					Return Index

	1,285,522	—	7/29/10	(3 month USD-LIBOR-BBA)	S&P 500 Information	40,284
					Technology Total Return
					Index

Total						$(345,488)

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/09
						Fixed payments	Unrealized
Swap counterparty /		Upfront premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**		amount	date	fund per annum	(depreciation)

Deutsche Bank AG
DJ iTraxx Europe Series 11 Version 1	BB–	$(2,084)	EUR	125,000	6/20/14	185 bp	$6,002

Macy’s Retail Holdings, 7.45%,7/15/17	—	—		$114,750	6/20/11	(825 bp)	(11,717)

Publicis Groupe SA, 4.125%, 1/31/12	—	—	EUR	125,000	6/20/14	(158 bp)	(6,188)

Total							$(11,903)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2009.

In September 2006, Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) was issued. ASC 820 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. While the adoption of ASC 820 does not have a material effect on the fund’s net asset value, it does require additional disclosures about fair value measurements. ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

500 Fund

The following is a summary of the inputs used to value the fund’s net assets as of October 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$2,216,104	$—

Common stocks:

Basic materials	845,437	—	—

Capital goods	1,712,267	—	—

Communication services	1,183,306	—	—

Conglomerates	80,511	—	—

Consumer cyclicals	1,445,931	—	—

Consumer staples	1,756,624	—	—

Energy	2,074,250	—	—

Financial	2,597,827	—	—

Health care	2,175,530	—	—

Technology	2,926,624	—	—

Transportation	72,668	—	—

Utilities and power	812,881	—	—

Total common stocks	17,683,856	—	—

Commodity linked notes	—	6,960,040	—

Corporate bonds and notes	—	12,049,117	—

Mortgage-backed securities	—	47,131,176	—

U.S. Government agency obligations	—	4,163,637	—

U.S. Treasury obligations	—	27,230,665	—

Short-term investments	39,697,470	89,872,720	—

Totals by level	$57,381,326	$189,623,459	$—

	Level 1	Level 2	Level 3

Other financial instruments:	$36,985	$(6,475,671)	$—
Other financial instruments include futures, written options and swaps.

700 Fund

The following is a summary of the inputs used to value the fund’s net assets as of October 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$2,071,704	$—

Common stocks:

Basic materials	728,252	—	—

Capital goods	1,481,252	—	—

Communication services	1,023,747	—	—

Conglomerates	69,695	—	—

Consumer cyclicals	1,250,964	—	—

Consumer staples	1,519,641	—	—

Energy	1,794,672	—	—

Financial	2,247,675	—	—

Health care	1,882,009	—	—

Technology	2,531,983	—	—

Transportation	62,780	—	—

Utilities and power	703,266	—	—

Total common stocks	15,295,936	—	—

Commodity linked notes	—	5,272,751	—

Corporate bonds and notes	—	19,904,441	—

Mortgage-backed securities	—	48,723,726	—

U.S. Government agency obligations	—	3,145,125	—

U.S Treasury obligations	—	23,375,748	—

Short-term investments	23,932,535	51,666,845	—

Totals by level	$39,228,471	$154,160,340	$—

	Level 1	Level 2	Level 3

Other financial instruments:	$(6,725)	$(6,208,772)	$—

Other financial instruments include futures, written options and swaps.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/09

Putnam Absolute Return 500 Fund

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $201,559,941)	$207,307,315
Affiliated issuers (identified cost $39,697,470) (Note 7)	39,697,470

Cash	7,907

Dividends, interest and other receivables	1,018,496

Receivable for shares of the fund sold	5,221,435

Receivable for investments sold	278,262

Unrealized appreciation on swap contracts (Note 1)	1,077,866

Receivable for variation margin (Note 1)	46,331

Premium paid on swap contracts (Note 1)	2,292

Unamortized offering costs (Note 1)	17,942

Total assets	254,675,316

LIABILITIES

Payable for investments purchased	5,989,828

Payable for shares of the fund repurchased	120,480

Payable for compensation of Manager (Note 2)	213,910

Payable for investor servicing fees (Note 2)	69,773

Payable for custodian fees (Note 2)	8,108

Payable for Trustee compensation and expenses (Note 2)	279

Payable for administrative services (Note 2)	1,167

Payable for distribution fees (Note 2)	66,781

Payable for offering costs (Note 1)	116,606

Written options outstanding, at value (premiums received
$5,116,455) (Notes 1 and 3)	5,041,444

Premium received on swap contracts (Note 1)	9,073

Unrealized depreciation on swap contracts (Note 1)	2,505,312

Other accrued expenses	153,984

Total liabilities	14,296,745

Net assets	$240,378,571

REPRESENTED BY

Paid-in capital (Unlimited shares authorized)
(Notes 1, 4 and 5)	$231,200,039

Undistributed net investment income (Note 1)	2,876,711

Accumulated net realized gain on investments and
foreign currency transactions (Note 1)	1,868,966

Net unrealized appreciation of investments and
assets and liabilities in foreign currencies	4,432,855

Total — Representing net assets applicable to
capital shares outstanding	$240,378,571

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per
class A share ($115,989,419 divided by 10,757,253 shares)	$10.78

Offering price per class A share (100/94.25 of $10.78)*	$11.44

Net asset value and offering price per
class B share ($12,283,358 divided by 1,146,572 shares)**	$10.71

Net asset value and offering price per
class C share ($42,452,844 divided by 3,961,046 shares)**	$10.72

Net asset value and redemption price per
class M share ($2,164,120 divided by 201,611 shares)	$10.73

Offering price per class M share (100/96.50 of $10.73)*	$11.12

Net asset value, offering price and redemption price per
class R share ($238,779 divided by 22,192 shares)	$10.76

Net asset value, offering price and redemption price per
class Y share ($67,250,051 divided by 6,221,220 shares)	$10.81

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations For the period 12/23/08
(commencement of operations) to 10/31/09

Putnam Absolute Return 500 Fund

INVESTMENT INCOME

Interest (including interest income of $24,042
from investments in affiliated issuers) (Note 7)	$3,172,033

Dividends	75,123

Total investment income	3,247,156

EXPENSES

Compensation of Manager (Note 2)	659,095

Investor servicing fees (Note 2)	333,263

Custodian fees (Note 2)	16,648

Trustee compensation and expenses (Note 2)	15,873

Administrative services (Note 2)	12,399

Distribution fees — Class A (Note 2)	122,593

Distribution fees — Class B (Note 2)	49,315

Distribution fees — Class C (Note 2)	128,478

Distribution fees — Class M (Note 2)	4,841

Distribution fees — Class R (Note 2)	285

Auditing	110,741

Amortization of offering costs (Note 1)	107,997

Other	95,478

Fees waived and reimbursed by Manager (Note 2)	(317,397)

Total expenses	1,339,609

Expense reduction (Note 2)	(727)

Net expenses	1,338,882

Net investment income	1,908,274

Net realized gain on investments (Notes 1 and 3)	897,720

Net realized gain on swap contracts (Note 1)	320,544

Net realized gain on futures contracts (Note 1)	1,094,696

Net realized gain on foreign currency transactions (Note 1)	60

Net realized gain on written options (Notes 1 and 3)	524,383

Net unrealized appreciation of assets and liabilities
in foreign currencies during the period	931

Net unrealized appreciation of investments,
futures contracts, swap contracts and written options
during the period	4,431,924

Net gain on investments	7,270,258

Net increase in net assets resulting from operations	$9,178,532

Statement of changes in net assets

Putnam Absolute Return 500 Fund

INCREASE IN NET ASSETS

For the period
12/23/08
(commencement
of operations)
to 10/31/09

Operations:

Net investment income	$1,908,274

Net realized gain on investments and
foreign currency transactions	2,837,403

Net unrealized appreciation of investments
and assets and liabilities in foreign currencies	4,432,855

Net increase in net assets resulting from operations	9,178,532

Redemption fees (Note 1)	1,476

Increase from capital share transactions (Note 4)	221,198,563

Total increase in net assets	230,378,571

NET ASSETS

Beginning of period (Note 5)	10,000,000

End of period (including undistributed net investment
income of $2,876,711)	$240,378,571

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

Putnam Absolute Return 500 Fund

INVESTMENT OPERATIONS:								RATIOS AND SUPPLEMENTAL DATA:

										Ratio of net
								Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	Net realized and unrealized	Total from investment	Redemption	Net asset value,	Total return at net	end of period	to average net assets	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) [a]	gain (loss) on investments	operations	fees [b]	end of period	asset value (%) [c]	(in thousands)	(%) [d,e]	net assets (%) [d]	turnover (%)

Class A
October 31, 2009 †	$10.00	.21	.57	.78	—	$10.78	7.80*	$115,989	1.28*	1.96*	63.10*

Class B
October 31, 2009 †	$10.00	.16	.55	.71	—	$10.71	7.10*	$12,283	1.92*	1.48*	63.10*

Class C
October 31, 2009 †	$10.00	.17	.55	.72	—	$10.72	7.20*	$42,453	1.92*	1.59*	63.10*

Class M
October 31, 2009 †	$10.00	.20	.53	.73	—	$10.73	7.30*	$2,164	1.71*	1.83*	63.10*

Class R
October 31, 2009 †	$10.00	.22	.54	.76	—	$10.76	7.60*	$239	1.49*	2.01*	63.10*

Class Y
October 31, 2009 †	$10.00	.27	.54	.81	—	$10.81	8.10*	$67,250	1.06*	2.45*	63.10*

* Not annualized.

† For the period December 23, 2008 (commencement of operations) to October 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.33% based on average net assets for the period ended October 31, 2009 (Note 2).

e Includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.

50	51

Statement of assets and liabilities 10/31/09

Putnam Absolute Return 700 Fund

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $163,369,854)	$169,456,276
Affiliated issuers (identified cost $23,932,535) (Note 7)	23,932,535

Cash	7,911

Dividends, interest and other receivables	1,186,210

Receivable for shares of the fund sold	2,647,495

Receivable for investments sold	339,536

Unrealized appreciation on swap contracts (Note 1)	1,031,906

Receivable for variation margin (Note 1)	22,946

Premium paid on swap contracts (Note 1)	2,084

Unamortized offering costs (Note 1)	17,942

Total assets	198,644,841

LIABILITIES

Payable for investments purchased	5,647,043

Payable for shares of the fund repurchased	95,123

Payable for compensation of Manager (Note 2)	178,635

Payable for investor servicing fees (Note 2)	53,645

Payable for custodian fees (Note 2)	7,917

Payable for Trustee compensation and expenses (Note 2)	420

Payable for administrative services (Note 2)	884

Payable for distribution fees (Note 2)	46,616

Payable for offering costs (Note 1)	116,606

Written options outstanding, at value (premiums
received $5,088,965) (Notes 1 and 3)	4,993,167

Premium received on swap contracts (Note 1)	15,854

Unrealized depreciation on swap contracts (Note 1)	2,233,741

Other accrued expenses	160,035

Total liabilities	13,549,686

Net assets	$185,095,155

REPRESENTED BY

Paid-in capital (Unlimited shares authorized)
(Notes 1, 4 and 5)	$176,239,467

Undistributed net investment income (Note 1)	2,877,387

Accumulated net realized gain on investments and
foreign currency transactions (Note 1)	1,003,715

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	4,974,586

Total — Representing net assets applicable to
capital shares outstanding	$185,095,155

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per
class A share ($86,344,135 divided by 7,735,579 shares)	$11.16

Offering price per class A share (100/94.25 of $11.16)*	$11.84

Net asset value and offering price per
class B share ($6,612,635 divided by 596,602 shares)**	$11.08

Net asset value and offering price per
class C share ($29,796,982 divided by 2,686,870 shares)**	$11.09

Net asset value and redemption price per
class M share ($1,473,333 divided by 132,777 shares)	$11.10

Offering price per class M share (100/96.50 of $11.10)*	$11.50

Net asset value, offering price and redemption price per
class R share ($108,795 divided by 9,785 shares)	$11.12

Net asset value, offering price and redemption price per
class Y share ($60,759,275 divided by 5,437,125 shares)	$11.17

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations For the period 12/23/08
(commencement of operations) to 10/31/09

Putnam Absolute Return 700 Fund

INVESTMENT INCOME

Interest (including interest income of $16,086 from
investments in affiliated issuers) (Note 7)	$3,128,378

Dividends	60,000

Total investment income	3,188,378

EXPENSES

Compensation of Manager (Note 2)	557,016

Investor servicing fees (Note 2)	235,555

Custodian fees (Note 2)	16,746

Trustee compensation and expenses (Note 2)	14,521

Administrative services (Note 2)	11,581

Distribution fees — Class A (Note 2)	84,451

Distribution fees — Class B (Note 2)	26,410

Distribution fees — Class C (Note 2)	83,028

Distribution fees — Class M (Note 2)	4,137

Distribution fees — Class R (Note 2)	207

Amortization of offering costs (Note 1)	107,997

Auditing	123,733

Other	77,214

Fees waived and reimbursed by Manager (Note 2)	(320,570)

Total expenses	1,022,026

Expense reduction (Note 2)	(710)

Net expenses	1,021,316

Net investment income	2,167,062

Net realized gain on investments (Notes 1 and 3)	649,448

Net realized loss on swap contracts (Note 1)	(37,658)

Net realized gain on futures contracts (Note 1)	702,154

Net realized gain on foreign currency transactions (Note 1)	982

Net realized gain on written options (Notes 1 and 3)	399,114

Net unrealized appreciation of assets and liabilities in
foreign currencies during the period	926

Net unrealized appreciation of investments, futures contracts,
swap contracts and written options during the period	4,973,660

Net gain on investments	6,688,626

Net increase in net assets resulting from operations	$8,855,688

Statement of changes in net assets

Putnam Absolute Return 700 Fund

INCREASE IN NET ASSETS

For the period
12/23/08
(commencement
of operations)
to 10/31/09

Operations:

Net investment income	$2,167,062

Net realized gain on investments and
foreign currency transactions	1,714,040

Net unrealized appreciation of investments and
assets and liabilities in foreign currencies	4,974,586

Net increase in net assets resulting from operations	8,855,688

Redemption fees (Note 1)	445

Increase from capital share transactions (Note 4)	166,239,022

Total increase in net assets	175,095,155

NET ASSETS

Beginning of period (Note 5)	10,000,000

End of period (including undistributed net investment
income of $2,877,387, respectively)	$185,095,155

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

Putnam Absolute Return 700 Fund

INVESTMENT OPERATIONS:								RATIOS AND SUPPLEMENTAL DATA:

										Ratio of net
								Net assets,	Ratio of expenses	investment income
	Net asset value,	Net investment	Net realized and unrealized	Total from investment	Redemption	Net asset value,	Total return at net	end of period	to average net assets	(loss) to average	Portfolio
Period ended	beginning of period	income (loss) [a]	gain (loss) on investments	operations	fees [b]	end of period	asset value (%) [c]	(in thousands)	(%) [d,e]	net assets (%) [d]	turnover (%)

Class A
October 31, 2009 †	$10.00	.33	.83	1.16	—	$11.16	11.60*	$86,344	1.41*	3.06*	48.15*

Class B
October 31, 2009 †	$10.00	.29	.79	1.08	—	$11.08	10.80*	$6,613	2.05*	2.71*	48.15*

Class C
October 31, 2009 †	$10.00	.32	.77	1.09	—	$11.09	10.90*	$29,797	2.05*	2.89*	48.15*

Class M
October 31, 2009 †	$10.00	.33	.77	1.10	—	$11.10	11.00*	$1,473	1.84*	3.04*	48.15*

Class R
October 31, 2009 †	$10.00	.32	.80	1.12	—	$11.12	11.20*	$109	1.62*	2.99*	48.15*

Class Y
October 31, 2009 †	$10.00	.40	.77	1.17	—	$11.17	11.70*	$60,759	1.19*	3.56*	48.15*

* Not annualized.

† For the period December 23, 2008 (commencement of operations) to October 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of 0.46% based on average net assets for the period ended October 31, 2009 (Note 2).

e Includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.

54	55

Notes to financial statements 10/31/09

Note 1: Significant accounting policies

Putnam Absolute Return 500 and 700 Funds (the “funds”) are each a diversified series of Putnam Funds Trust (the “trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The funds seek to earn a positive total return that exceeds, by a particular amount, the rate of inflation, as reflected by the return of the Bank of America Merrill Lynch U.S. Treasury Bill Index over a reasonable period of time regardless of market conditions or general market direction. The funds pursue their goals through portfolios that are structured to offer varying degrees of risk, expected volatility and expected returns. The funds will invest primarily in a broadly diversified portfolio reflecting uncorrelated fixed income strategies designed to exploit market inefficiencies across global markets and fixed income sectors. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Each fund offers class A, class B, class C, class M, class R and class Y shares. Each fund began offering each class of shares on December 23, 2008. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the funds are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the funds enter into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the funds in the preparation of their financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the statement of assets and liabilities date through the date that the financial statements were issued, December 14, 2009, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings) . Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the funds will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the funds to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that a fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

C) Stripped securities The funds may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, a fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

D) Foreign currency translation The accounting records of the funds are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Futures and options contracts The funds may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the funds is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statements of assets and liabilities. When the contract is closed, a fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. A fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the funds’ portfolios.

For 500 Fund and 700 Fund see Note 3 for the volume of written options contracts activity for the period ended October 31, 2009. For the period ended October 31, 2009 neither fund had any activity on purchased options contracts. Outstanding futures contracts at October 31, 2009 are indicative of the volume of activity during the period for both 500 Fund and 700 Fund.

F) Total return swap contracts The funds may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment both based on a notional principal amount to help enhance the funds’ return and manage the funds’ exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The funds could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The funds’ maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the funds’ portfolios.

The funds had average notional amounts of approximately $11,500,000 and $8,200,000 (for the 500 Fund and 700 Fund, respectively) on total return swap contracts for the period ended October 31, 2009.

G) Interest rate swap contracts The funds may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the funds’ exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by a fund is recorded as a liability on the fund’s books. An upfront payment made by a fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. A fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. A fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statements of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the funds’ portfolios.

The funds had average notional amounts of approximately $111,200,000 and $110,100,000 (for the 500 Fund and 700 Fund, respectively) on interest rate swap contracts for the period ended October 31, 2009.

H) Credit default contracts A fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by a fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by a fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by a fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, a fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of an underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the funds’ portfolios.

The funds had average notional amounts of approximately $1,600,000 and $1,400,000 (for the 500 Fund and 700 Fund, respectively) on credit default swap contracts for the period ended October 31, 2009.

I) Master agreements Each fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to a fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by a fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the coun-terparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of a fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At October 31, 2009, the 500 Fund had a net liability position of $6,475,671 on derivative contracts subject to the Master Agreements. Collateral posted by the 500 Fund totaled $5,668,583.

At October 31, 2009, the 700 Fund had a net liability position of $6,208,772 on derivative contracts subject to the Master Agreements. Collateral posted by the 700 Fund totaled $5,631,481.

J) Federal taxes It is the policy of each fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of each fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Each fund is subject to the provisions of ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Each fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

K) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the funds on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

In the 500 Fund these differences include temporary and/or permanent differences of unrealized gains and losses on certain futures contracts and income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the period ended October 31, 2009, the fund reclassified $968,437 to increase undistributed net investment income and $968,437 to decrease accumulated net realized gains.

For the 500 Fund the tax basis components of distributable earnings and the federal tax cost as of October 31, 2009 were as follows:

Unrealized appreciation	$6,353,163
Unrealized depreciation	(607,609)

Net unrealized appreciation	5,745,554
Undistributed ordinary income	2,036,713
Undistributed short-term gain	1,107,595
Undistributed long-term gain	958,085

Cost for federal income tax purposes	$241,259,231

In the 700 Fund these differences include temporary and/or permanent differences of income on swap contracts. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the period ended October 31, 2009, the fund reclassified $710,325 to increase undistributed net investment income and $710,325 to decrease accumulated net realized gains.

For the 700 Fund the tax basis components of distributable earnings and the federal tax cost as of October 31, 2009 were as follows:

Unrealized appreciation	$6,553,065
Unrealized depreciation	(532,307)

Net unrealized appreciation	6,020,758
Undistributed ordinary income	2,267,883
Undistributed short-term gain	439,487
Undistributed long-term gain	566,922

Cost for federal income tax purposes	$187,368,053

L) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

M) Offering costs The offering costs of $125,939 (for each of the 500 Fund and the 700 Fund) are being fully amortized on a straight-line basis over a twelve-month period. Each fund will reimburse Putnam Management for the payment of these expenses.

Note 2: Management fee, administrative services and other transactions

Each fund pays Putnam Management for management and investment advisory services monthly based on the average net assets of the fund. Such fee is based on the following annual rates:

500 Fund: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

700 Fund: 0.95% of the first $500 million of average net assets, 0.85% of the next $500 million, 0.80% of the next $500 million, 0.75% of the next $5 billion, 0.725% of the next $5 billion, 0.705% of the next $5 billion, 0.69% of the next $5 billion and 0.68% thereafter.

Commencing with each fund’s thirteenth whole calendar month of operation, the applicable base fee will be increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease will be calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Bank of America Merrill Lynch U.S. Treasury Bill Index plus 5.00% and 7.00% (for 500 Portfolio and 700 Portfolio, respectively), over the performance period. The maximum annualized performance adjustment rate is +/–0.20% and +/–0.28% (for 500 Portfolio and 700 Portfolio, respectively). The performance period will be the thirty-six month period then ended or, if the fund has not then operated for thirty-six whole calendar months, the period from the date the fund commenced operations to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment rate will be multiplied by the fund’s average net assets over the performance period and the result will be divided by twelve. The resulting dollar amount will be added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment will be determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Putnam Management has agreed to limit its compensation (and, to the extent necessary, bear other expenses) through July 31, 2010, to the extent that expenses of the fund (exclusive of brokerage commissions, interest, taxes, extraordinary expenses, expense off set and brokerage/service arrangements and payments under each fund’s investment management and distribution plans) would exceed an annual rate of 0.45% of the fund’s average net assets.

During the period ended October 31, 2009, the expenses were reduced by $284,053 and $265,219 for the 500 Fund and 700 Fund, respectively, as a result of this limit.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable).

During the period ended October 31, 2009, the expenses were reduced by $33,344 and $55,351 for the 500 Fund and 700 Fund, respectively, as a result of this limit.

Effective September 14, 2009, Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of each fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage and provide investment recommendations with respect to a portion of the assets of each fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets managed and 0.10% of the average net assets of the portion of the fund’s assets for which PAC provides investment recommendations.

Each fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to each fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for each fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the funds’ asset level, the number of security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to each fund. Prior to December 31, 2008, these services were provided by Putnam Investor Services, a division of Putnam Fiduciary Trust Company (“PFTC”), which is an affiliate of Putnam Management. Putnam Investor Services, Inc. and Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on each fund’s retail asset level, the number of shareholder accounts in each fund and the level of defined contribution plan assets in each fund. The amounts incurred for investor servicing agent functions provided by affiliates of Putnam Management during the period ended October 31, 2009 are included in Investor servicing fees in the Statement of operations.

Each fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. For the period ended October 31, 2009, the fund’s expenses were reduced by $727 and $710 (for 500 Fund and 700 Fund, respectively) under the expense offset arrangements.

Each independent Trustee of the funds receives an annual Trustee fee, of which $153 and $117 (for 500 Fund and 700 Fund, respectively), as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

Each fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

Each fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for each fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the

Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Each fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% , 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the period ended October 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received the following:

	Class A Net	Class M Net
	Commissions	Commissions

500 Fund	$298,613	$7,858

700 Fund	207,025	5,383

	Class B	Class C
	Contingent	Contingent
	Deferred	Deferred
	Sales Charges	Sales Charges

500 Fund	$5,110	$7,466

700 Fund	4,487	3,444

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the period ended October 31, 2009, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions from either fund.

Note 3: Purchases and sales of securities

During the period ended October 31, 2009, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments were as follows:

U.S. GOVERNMENT SECURITIES	Purchases	Sales

500 Fund	$30,866,154	$4,214,580

700 Fund	26,432,944	3,562,485

OTHER SECURITIES	Purchases	Sales

500 Fund	$103,999,841	$21,088,465

700 Fund	104,303,748	16,220,924

Written option transactions during the period ended October 31, 2009 are summarized as follows:

	Contract Amounts/		Premiums
500 Fund	Number of Contracts		Received

Written options outstanding
at beginning of period		$—	$—

Options opened	USD	86,576,800	4,979,374
	EUR	1,280,000	47,238
	Contracts	817,392	917,428

Options exercised	Contracts	(446,581)	(227,880)

Options expired	Contracts	(370,570)	(298,386)

Options closed	Contracts	(196)	(254,081)
	EUR	(1,280,000)	(47,238)

Written options outstanding
at end of period	USD	86,576,800	4,979,374
	Contracts	45	137,081
	EUR	—	—

	Contract Amounts/		Premiums
700 Fund	Number of Contracts		Received

Written options outstanding
at beginning of period		$—	$—

Options opened	USD	87,310,200	4,982,347
	EUR	1,120,000	41,333
	Contracts	602,745	680,559

Options exercised	Contracts	(306,199)	(156,079)

Options expired	Contracts	(296,359)	(243,354)

Options closed	Contracts	(152)	(174,508)
	EUR	(1,120,000)	(41,333)

Written options outstanding
at end of period	USD	87,310,200	4,982,347
	Contracts	35	106,618
	EUR	—	—

Note 4: Capital shares

At October 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

500 Fund

	For the period 12/23/08
	(commencement of operations) to 10/31/09

Class A	Shares	Amount

Shares sold	11,764,909	$121,190,142

Shares issued in
connection with
reinvestment of
distributions	—	—

	11,764,909	121,190,142

Shares
repurchased	(2,002,656)	(20,649,248)

Net increase	9,762,253	$100,540,894

	For the period 12/23/08
	(commencement of operations) to 10/31/09

Class B	Shares	Amount

Shares sold	1,228,125	$12,576,087

Shares issued in
connection with
reinvestment of
distributions	—	—

	1,228,125	12,576,087

Shares
repurchased	(82,553)	(856,108)

Net increase	1,145,572	$11,719,979

	For the period 12/23/08
	(commencement of operations) to 10/31/09

Class C	Shares	Amount

Shares sold	4,142,326	$42,959,329

Shares issued in
connection with
reinvestment of
distributions	—	—

	4,142,326	42,959,329

Shares
repurchased	(182,280)	(1,896,992)

Net increase	3,960,046	$41,062,337

	For the period 12/23/08
	(commencement of operations) to 10/31/09

Class M	Shares	Amount

Shares sold	211,540	$2,197,684

Shares issued in
connection with
reinvestment of
distributions	—	—

	211,540	2,197,684

Shares
repurchased	(10,929)	(114,530)

Net increase	200,611	$2,083,154

	For the period 12/23/08
	(commencement of operations) to 10/31/09

Class R	Shares	Amount

Shares sold	21,693	$228,113

Shares issued in
connection with
reinvestment of
distributions	—	—

	21,693	228,113

Shares
repurchased	(501)	(5,258)

Net increase	21,192	$222,855

	For the period 12/23/08
	(commencement of operations) to 10/31/09

Class Y	Shares	Amount

Shares sold	6,702,561	$70,702,503

Shares issued in
connection with
reinvestment of
distributions	—	—

	6,702,561	70,702,503

Shares
repurchased	(482,341)	(5,133,159)

Net increase	6,220,220	$65,569,344

700 Fund

	For the period 12/23/08
	(commencement of operations) to 10/31/09

Class A	Shares	Amount

Shares sold	8,587,494	$90,704,176

Shares issued in
connection with
reinvestment of
distributions	—	—

	8,587,494	90,704,176

Shares
repurchased	(1,846,915)	(19,372,171)

Net increase	6,740,579	$71,332,005

	For the period 12/23/08
	(commencement of operations) to 10/31/09

Class B	Shares	Amount

Shares sold	636,403	$6,613,934

Shares issued in
connection with
reinvestment of
distributions	—	—

	636,403	6,613,934

Shares
repurchased	(40,801)	(431,216)

Net increase	595,602	$6,182,718

	For the period 12/23/08
	(commencement of operations) to 10/31/09

Class C	Shares	Amount

Shares sold	2,843,742	$30,273,422

Shares issued in
connection with
reinvestment of
distributions	—	—

	2,843,742	30,273,422

Shares
repurchased	(157,872)	(1,722,236)

Net increase	2,685,870	$28,551,186

	For the period 12/23/08
	(commencement of operations) to 10/31/09

Class M	Shares	Amount

Shares sold	138,717	$1,449,956

Shares issued in
connection with
reinvestment of
distributions	—	—

	138,717	1,449,956

Shares
repurchased	(6,940)	(72,723)

Net increase	131,777	$1,377,233

	For the period 12/23/08
	(commencement of operations) to 10/31/09

Class R	Shares	Amount

Shares sold	8,789	$93,856

Shares issued in
connection with
reinvestment of
distributions	—	—

	8,789	93,856

Shares
repurchased	(4)	(40)

Net increase	8,785	$93,816

	For the period 12/23/08
	(commencement of operations) to 10/31/09

Class Y	Shares	Amount

Shares sold	5,985,031	$64,726,974

Shares issued in
connection with
reinvestment of
distributions	—	—

	5,985,031	64,726,974

Shares
repurchased	(548,906)	(6,024,910)

Net increase	5,436,125	$58,702,064

At October 31, 2009, Putnam Investments, LLC owned the following class shares:

500 Fund

		Percentage of
	Shares	class ownership	Value

Class R	1,000	4.5%	$10,760

700 Fund

		Percentage of
	Shares	class ownership	Value

Class R	1,000	10.2%	$11,120

At October 31, 2009, a shareholder of record owned 8.5% and 9.4% of the outstanding shares of the Absolute Return 500, and Absolute Return 700, respectively.

Note 5: Initial capitalization and offering of shares

Each fund was established as a series of the trust on September 12, 2008 and commenced operations on December 23, 2008. Prior to December 23, 2008, each fund had no operations other than those related to organizational matters, including as noted below, the initial capital contributions by Putnam Investments, LLC and issuance of shares:

500 Fund

	Capital	Shares
	contribution	issued

Class A	$9,950,000	995,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class R	10,000	1,000

Class Y	10,000	1,000

700 Fund

	Capital	Shares
	contribution	issued

Class A	$9,950,000	995,000

Class B	10,000	1,000

Class C	10,000	1,000

Class M	10,000	1,000

Class R	10,000	1,000

Class Y	10,000	1,000

Note 6: Summary of derivative activity
500 Fund

The following is a summary of the market values of derivative instruments as of October 31, 2009:

	Asset derivatives		Liability derivatives

Derivatives not accounted for
as hedging instruments under	Statement of assets and		Statement of assets and
ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$8,894	Payables	$18,524

Equity contracts	Receivables	247,421*	Payables, Net assets —	973,575*
Unrealized appreciation /
(depreciation)

Interest rate contracts	Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation /		Unrealized appreciation /
	(depreciation)	1,132,204*	(depreciation)	6,835,106*

Total		$1,388,519		$7,827,205

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the period ended October 31, 2009 (see Note 1):

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$(168,103)	$(168,103)

Equity contracts	521,286	1,185,385	1,018,392	$2,725,063

Interest rate contracts	3,097	(90,689)	(529,745)	$(617,337)

Total	$524,383	$1,094,696	$320,544	$1,939,623

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$(11,922)	$(11,922)

Equity contracts	(96,919)	(31,401)	(460,753)	(589,073)

Interest rate contracts	171,930	68,386	(954,771)	(714,455)

Total	$75,011	$36,985	$(1,427,446)	$(1,315,450)

700 Fund

The following is a summary of the market values of derivative instruments as of October 31, 2009:

	Asset derivatives		Liability derivatives

Derivatives not accounted for
as hedging instruments under	Statement of assets and		Statement of assets and
ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$8,086	Payables	$17,905

Equity contracts	Receivables	175,466*	Payables, Net assets —	737,558*
Unrealized appreciation /
(depreciation)

Interest rate contracts	Receivables, Net assets —		Payables, Net assets —
	Unrealized appreciation /		Unrealized appreciation /
	(depreciation)	1,107,071*	(depreciation)	6,750,657*

Total		$1,290,623		$7,506,120

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and unrealized gains or losses of derivative instruments on the Statement of operations for the period ended October 31, 2009 (see Note 1):

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$(135,352)	$(135,352)

Equity contracts	399,114	825,648	701,551	$1,926,313

Interest rate contracts	—	(123,494)	(603,857)	$(727,351)

Total	$399,114	$702,154	$(37,658)	$1,063,610

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$(11,903)	$(11,903)

Equity contracts	(75,381)	(34,604)	(345,488)	(455,473)

Interest rate contracts	171,179	27,879	(844,444)	(645,386)

Total	$95,798	$(6,725)	$(1,201,835)	$(1,112,762)

Note 7: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $24,042 and $16,086 (for 500 Fund and 700 Fund, respectively) for the period ended October 31, 2009. During the period ended October 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated as follows:

	Cost of	Proceeds of
	purchases	sales

500 Fund	$155,701,083	$116,003,613

700 Fund	115,346,672	91,414,137

Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Other

At its July 2009 meeting, the Board of Trustees approved a new management contract for the fund, which was submitted to shareholders for approval at a meeting held on November 19, 2009. This meeting was adjourned until December 18, 2009 and is subject to further adjournments. Under the proposed management contract, management fee breakpoints would be determined by reference to the assets of all of the open-end Putnam funds, rather than only the assets of the fund.

Note 10: Market and credit risk

In the normal course of business, each fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the 500 Fund and 700 Fund hereby designates $958,085 and $566,922, respectively, as a capital gain dividend with respect to the taxable year ended October 31, 2009, or, if subsequently determined to be different, the net capital gain of such year.

The 500 Fund and 700 Fund designated 2.05% and 1.96%, respectively, of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For its tax year ended October 31, 2009, the 500 Fund and 700 Fund hereby designate 1.62% and 1.26%, respectively, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 you receive in January 2010 will show the tax status of all distributions paid to your account in calendar 2009.

About the Trustees

Ravi Akhoury

Born 1947, Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. He also serves as a Trustee of American India Foundation and of the Rubin Museum.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology with a B.S. in Engineering and obtained an M.S. in Quantitative Methods from SUNY at Stony Brook.

Jameson A. Baxter

Born 1943, Trustee since 1994 and
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis

Born 1940, Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He was a founding member of the law firm of Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

Robert J. Darretta

Born 1946, Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker

Born 1948, Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company).

Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

John A. Hill

Born 1942, Trustee since 1985 and Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $15 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow

Born 1947, Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M.Phil. from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan

Born 1938, Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler

Born 1949, Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New

England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated with a degree in Economics from Syracuse University.

Robert E. Patterson

Born 1945, Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of the Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III

Born 1951, Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, LLC (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School, and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds*

Born 1952, Trustee since 2008
and President of the Putnam Funds since
July 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens

Born 1942, Trustee since 2009

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company) in December 2008.

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley

Born 1945, Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2009, there were over 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds. Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management.
  Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal	Vice President	Vice President, Senior Associate
Executive Officer, Associate Treasurer,	Since 2004	Treasurer and Assistant Clerk
and Compliance Liaison	Managing Director, Putnam Investments	Since 2005
Since 1989	and Putnam Management
Nancy E. Florek (Born 1957)
Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)	Vice President, Assistant Clerk,
Senior Vice President and Treasurer	Vice President and Chief Legal Officer	Assistant Treasurer and Proxy Manager
Since 2004	Since 2004	Since 2005
Senior Managing Director, Putnam
Steven D. Krichmar (Born 1958)	Investments, Putnam Management and
Vice President and	Putnam Retail Management
Principal Financial Officer
Since 2002	Robert R. Leveille (Born 1969)
Senior Managing Director,	Vice President and
Putnam Investments	Chief Compliance Officer
Since 2007
Janet C. Smith (Born 1965)	Managing Director, Putnam Investments,
Vice President, Principal Accounting	Putnam Management, and Putnam
Officer and Assistant Treasurer	Retail Management
Since 2007
Managing Director, Putnam Investments	Mark C. Trenchard (Born 1962)
and Putnam Management	Vice President and
BSA Compliance Officer
Susan G. Malloy (Born 1957)	Since 2002
Vice President and Assistant Treasurer	Managing Director, Putnam Investments
Since 2007
Managing Director, Putnam Investments	Judith Cohen (Born 1945)
Vice President,
Beth S. Mazor (Born 1958)	Clerk and Assistant Treasurer
Vice President	Since 1993
Since 2002
Managing Director, Putnam Investments

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam Family of Funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth
Growth Opportunities Fund
International New Opportunities Fund*
New Opportunities Fund
Small Cap Growth Fund*
Vista Fund
Voyager Fund

Blend
Asia Pacific Equity Fund*
Capital Opportunities Fund*
Capital Spectrum Fund‡
Emerging Markets Equity Fund*
Equity Spectrum Fund‡
Europe Equity Fund*
Global Equity Fund*
International Capital Opportunities Fund*
International Equity Fund*
Investors Fund
Research Fund

Value
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund*
Mid Cap Value Fund
Small Cap Value Fund*

Income
American Government Income Fund
Diversified Income Trust
Floating Rate Income Fund
Global Income Trust*
High Yield Advantage Fund*
High Yield Trust*
Income Fund
Money Market Fund†
U.S. Government Income Trust

Tax-free income
AMT-Free Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Absolute Return
Absolute Return 100 Fund
Absolute Return 300 Fund
Absolute Return 500 Fund
Absolute Return 700 Fund

Global Sector*
Global Consumer Fund
Global Energy Fund
Global Financials Fund
Global Health Care Fund**
Global Industrials Fund
Global Natural Resources Fund
Global Technology Fund
Global Telecommunications Fund
Global Utilities Fund††

Asset allocation
Income Strategies Fund
Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady®

Putnam RetirementReady Funds — 10 investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The 10 funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

‡ A 1% redemption fee on total assets redeemed or exchanged within 30 days of purchase may be imposed for all share classes of these funds.

** Prior to January 2, 2009, the fund was known as Putnam Health Sciences Trust.

†† Prior to January 2, 2009, the fund was known as Putnam Utilities Growth and Income Fund.

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our Web site.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Myra R. Drucker	Francis J. McNamara, III
Putnam Investment	Paul L. Joskow	Vice President and Chief Legal Officer
Management, LLC	Elizabeth T. Kennan
One Post Office Square	Kenneth R. Leibler	Robert R. Leveille
Boston, MA 02109	Robert E. Patterson	Vice President and Chief
George Putnam, III
Investment Sub-Manager	Robert L. Reynolds	Compliance Officer
Putnam Investments Limited	W. Thomas Stephens	Mark C. Trenchard
57–59 St James’s Street	Richard B. Worley	Vice President and BSA Compliance Officer
London, England SW1A 1LD
	Officers	Judith Cohen
Investment Sub-Advisor	Robert L. Reynolds	Vice President, Clerk and
The Putnam Advisory	President	Assistant Treasurer
Company, LLC
One Post Office Square	Charles E. Porter	Wanda M. McManus
Boston, MA 02109	Executive Vice President, Principal	Vice President, Senior Associate Treasurer
	Executive Officer, Associate Treasurer	and Assistant Clerk
Marketing Services	and Compliance Liaison
Putnam Retail Management		Nancy E. Florek
One Post Office Square	Jonathan S. Horwitz	Vice President, Assistant Clerk, Assistant
Boston, MA 02109	Senior Vice President and Treasurer	Treasurer and Proxy Manager

Custodian	Steven D. Krichmar
State Street Bank and Trust Company	Vice President and Principal
Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting
Independent Registered Public	Officer and Assistant Treasurer
Accounting Firm
PricewaterhouseCoopers LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson A. Baxter, Vice Chairman	Vice President
Ravi Akhoury
Charles B. Curtis	James P. Pappas
Robert J. Darretta	Vice President

This report is for the information of shareholders of Putnam Absolute Return 500 Fund and Putnam Absolute Return 700 Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The funds’ Statement of Additional Information contains additional information about the funds’ Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

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AN107 258894 12/09

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

Putnam Absolute Return 500 Fund:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

October 31, 2009 *	$101,866	$--	$8,824	$-

*The fund commenced operations on December 23, 2008.

For the fiscal year ended October 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amount of $684,012 to the fund, Putnam Management and any entity controlling,

controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

October 31, 2009	$ -	$ 533,948	$ -	$ -

Putnam Absolute Return 700 Fund:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

October 31, 2009 *	$114,938	$--	$8,776	$

*The fund commenced operations on December 23, 2008.

For the fiscal year ended October 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amount of $683,964 to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

October 31, 2009	$ -	$ 533,948	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith

Principal Accounting Officer

Date: December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: December 30, 2009

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 30, 2009